                                                                   EXHIBIT 10.20
================================================================================


             SERIES 1 BRIDGE NOTE PURCHASE AND SECURITY AGREEMENT



                                     among

                          CUMETRIX DATA SYSTEMS CORP.


                                      and

               The Persons Listed On The Signature Pages Hereto





                          Dated as of September 29, 2000

================================================================================

This Series 1 Bridge Notes Purchase And Security Agreement provides for the offer, sale, issuance, and delivery of up to $1,500,000 in principal amount of Secured Convertible Series 1 Bridge Financing Notes with attached Repricing Warrants and accompanying Purchaser Warrants.

                               TABLE OF CONTENTS

SECTION 1.  Bridge Notes.............................................................   2
  Section 1.1     Authorization, Issuance, and Sale of Notes.........................   2
  Section 1.2     Authorization and Issuance of Warrants.............................   2
  Section 1.3     Form of Payment....................................................   2
  Section 1.4     Closing............................................................   2
  Section 1.5     Deliveries at Closing..............................................   2

SECTION 2.  SECURITY AGREEMENT.......................................................   3
  Section 2.1     Grant of Security Interest.........................................   3
  Section 2.2     Remedies Upon Default..............................................   4
  Section 2.3     Financing Statements...............................................   4
  Section 2.4     Notice.............................................................   5
  Section 2.5     Appointment of Purchaser Representative............................   5
  Section 2.6     Assurances.........................................................   5
  Section 2.7     Default and Acceleration Procedures................................   6
  Section 2.8     Standard of Care of the Representative.............................   7

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY............................   9
  Section 3.1     Organization and Qualification.....................................   9
  Section 3.2     Authorization, Enforcement, Compliance with Other Instruments......   9
  Section 3.3     Capitalization.....................................................  10
  Section 3.4     Issuance of Securities.............................................  10
  Section 3.5     No Conflicts.......................................................  10
  Section 3.6     SEC Documents;  Financial Statements...............................  11
  Section 3.7     Absence of Certain Changes.........................................  12
  Section 3.8     Absence of Litigation..............................................  12
  Section 3.9     Purchase of Securities.............................................  12
  Section 3.10    No Undisclosed Events, Liabilities, Developments, or Circumstances.  12
  Section 3.11    No General Solicitation............................................  12
  Section 3.12    No Integrated Offering.............................................  12
  Section 3.13    Employee Relations.................................................  13
  Section 3.14    Intellectual Property Rights.......................................  13
  Section 3.15    Environmental Laws.................................................  13
  Section 3.16    Title..............................................................  13
  Section 3.17    Insurance..........................................................  14
  Section 3.18    Regulatory Permits.................................................  14
  Section 3.19    Internal Accounting Controls.......................................  14
  Section 3.20    No Materially Adverse Contracts, Etc...............................  14
  Section 3.21    Tax Status.........................................................  14
  Section 3.22    Certain Transactions...............................................  15
  Section 3.23    Dilutive Effect....................................................  15
  Section 3.24    Application of Takeover Protections................................  15
  Section 3.25    Fees and Rights of First Refusal...................................  15
  Section 3.26    Foreign Corrupt Practices Act......................................  15
  Section 3.27    Disclosure.........................................................  15

SECTION 4.  REPRESENTATION AND WARRANTIES OF PURCHASERS..............................  16
  Section 4.1     Investment Purpose.................................................  16
  Section 4.2     Accredited Investor Status.........................................  16
  Section 4.3     Reliance on Exemptions.............................................  16
  Section 4.4     Information........................................................  16
  Section 4.5     No Governmental Review.............................................  16
  Section 4.6     Transfer or Resale.................................................  16
  Section 4.7     Legends............................................................  17
  Section 4.8     Authorization Enforcement..........................................  17
  Section 4.9     Residence..........................................................  17
  Section 4.10    No Scheme to Evade Registration....................................  17
  Section 4.11    Covenant Not to Trade..............................................  18

SECTION 5.  CONDITIONS TO EACH CLOSING...............................................  18
  Section 5.1     Transaction Agreements.............................................  18
  Section 5.2     Opinion of Counsel.  The...........................................  19
  Section 5.3     Representations and Warranties; No Default.........................  19
  Section 5.4     Purchase and Loan Permitted by Applicable Laws.....................  19
  Section 5.5     No Adverse Litigation..............................................  19
  Section 5.6     Approvals and Consents.............................................  19
  Section 5.7     No Material Adverse Change.........................................  19
  Section 5.8     Proceedings........................................................  19
  Section 5.9     Secretary Certificate..............................................  20
  Section 5.10    Transfer Agent Instructions........................................  20
  Section 5.11    Lien Search........................................................  20
  Section 5.13    No Suspensions.....................................................  20
  Section 5.14    Stockholder Approval...............................................  20

SECTION 6.  AFFIRMATIVE COVENANTS....................................................  20
  Section 6.1     Financial Information..............................................  21
  Section 6.2     Form D; Form 8-K...................................................  21
  Section 6.3     Reporting Status...................................................  22
  Section 6.4     Inspection of Property.............................................  22
  Section 6.5     Maintenance of Properties; Insurance...............................  22
  Section 6.6     Maintenance of Security Interest...................................  22
  Section 6.7     Expenses...........................................................  22
  Section 6.8     Authorized Shares of Common Stock, Reservation of Shares...........  23
  Section 6.9     Corporate Existence, Etc...........................................  23
  Section 6.10    Transfer Agents....................................................  23
  Section 6.11    Stockholder Approval; Proxy........................................  23
  Section 6.12    Transfer Agent Instructions........................................  23
  Section 6.13    Payment of Taxes...................................................  24
  Section 6.14    Compliance with Laws, Etc..........................................  24
  Section 6.15    Use of Proceeds....................................................  24
  Section 6.16    Registration Statement.............................................  24
  Section 6.17    Listings...........................................................  24
  Section 6.18    Indemnification....................................................  24
  Section 6.19    Best Efforts.......................................................  25
  Section 6.20    Right of First Refusal.............................................  25

SECTION 7.  NEGATIVE COVENANTS.......................................................  26
  Section 7.1     Definition of Debt.................................................  26
  Section 7.2     Restrictions on Dividends..........................................  26
  Section 7.3     Restrictions on Transactions with Affiliates.......................  27
  Section 7.4     Exceptions With Consent of the Purchasers..........................  27

SECTION 8.  Miscellaneous............................................................  27
  Section 8.1     Restrictions on Conversion and Exercise............................  27
  Section 8.2     Counterparts.......................................................  28
  Section 8.3     Headings...........................................................  28
  Section 8.4     Severability.......................................................  28
  Section 8.5     Entire Agreement. Amendments.......................................  28
  Section 8.6     Notices............................................................  28
  Section 8.7     Interest...........................................................  29
  Section 8.8     Successors and Assigns.............................................  29
  Section 8.9     No Third Party Beneficiaries.......................................  29
  Section 8.10    Survival...........................................................  29
  Section 8.11    Publicity..........................................................  29
  Section 8.12    Further Assurances.................................................  30
  Section 8.13    No Strict Construction.............................................  30
  Section 8.14    Governing Law......................................................  30

                        TABLE OF SCHEDULES AND EXHIBITS

      Schedule 1    Disclosure Schedule
      Exhibit A     Form of Series 1 Bridge Notes (with form of Repricing
                    Warrant attached as Attachment 1)
      Exhibit B     Form of Purchaser Warrant
      Exhibit C     Form of Registration Rights Agreement
      Exhibit D     Form of Escrow Agreement
      Exhibit E     Form of Pledge Agreement
      Exhibit F     Intentionally Omitted
      Exhibit G     Form of Opinion of Company Counsel to Purchasers
      Exhibit H     Form of Irrevocable Transfer Agent Instructions
      Exhibit I     Intentionally Omitted
      Exhibit J     Intentionally Omitted

                       CROSS-REFERENCE TO DEFINED TERMS

          Term                                         Page where defined
          ----                                         ------------------

          1933 Act........................................  1
          1934 Act........................................ 11
          Additional Closing..............................  2
          Additional Closing Date.........................  2
          Affiliate....................................... 27
          Agreement.......................................  1
          Bridge Notes....................................  1
          Bylaws.......................................... 10
          Change in Business.............................. 28
          Charter......................................... 10
          Closing.........................................  2
          Closing Date....................................  2
          Collateral......................................  4
          Common Stock....................................  1
          Company.........................................  1
          Compliance Certificate..........................  3
          Consents........................................ 19
          Control......................................... 27
          Conversion Shares...............................  1
          Debt............................................ 26
          Disclosure Schedule.............................  9
          Environmental Laws.............................. 13
          Escrow Agent....................................  2
          Escrow Agreement................................  3
          Excess Cash..................................... 28
          Financial Statements............................ 11
          First Closing...................................  2
          First Closing Date..............................  2
          Indemnified Liabilities......................... 24
          Indemnitees..................................... 24
          Material Adverse Effect.........................  9
          Minimum Amount..................................  2
          NASD............................................ 23
          Obligations.....................................  3
          OTCBB........................................... 20
          Pledged Assets..................................  3
          Pledged Shares..................................  3
          Private Securities.............................. 25
          Proportionate Share.............................  7
          Purchase Price..................................  2
          Purchased Bridge Notes..........................  2
          Purchaser.......................................  1
          Registration Period............................. 22

          Registration Rights Agreement...................  1
          Regulation D....................................  1
          Related Party................................... 27
          Representative..................................  5
          Repricing Shares................................  1
          Repricing Warrant...............................  1
          Right of Refusal Offer Period................... 25
          Rule 144........................................ 17
          SEC Documents................................... 11
          Secretary Certificate...........................  3
          Securities......................................  9
          Stock Pledge Agreement..........................  3
          Transaction Agreements..........................  9
          Transfer Agent Instructions.....................  3
          UCC.............................................  3
          Warrant Shares..................................  1
          Warrants........................................  1

             SERIES 1 BRIDGE NOTES PURCHASE AND SECURITY AGREEMENT

     THIS SERIES 1 BRIDGE NOTE PURCHASE AND SECURITY AGREEMENT (the "Agreement") is made and entered into as of this 29 day of September, 2000, among CUMETRIX DATA SYSTEMS CORP., a California corporation (the "Company") and the persons listed on the Purchaser signature pages attached hereto (each of whom is individually referred to as a "Purchaser" and all of whom collectively are referred to as the "Purchasers").

                                   Background

     The Company has authorized the issuance, sale, and delivery of up to $1,500,000 in original principal amount of the Company's Series 1 Secured Convertible Bridge Financing Notes, in substantially the form attached hereto as Exhibit A (the "Bridge Notes"). The Bridge Notes are convertible into shares of the Company's common stock, without par value (the "Common Stock"). The Common Stock issuable upon conversion of the Bridge Notes is hereinafter referred to as the "Conversion Shares". The Bridge Notes have attached repricing rights evidenced by a warrant in substantially the form of Attachment 1 to the Bridge Notes (the "Repricing Warrant"), exercisable under certain circumstances for additional shares of Common Stock (the "Repricing Shares") at the exercise price of $.001. In connection with the issuance of the Bridge Notes, the Company has authorized the issuance of Purchase Warrants, in substantially the form attached hereto as Exhibit B (the "Warrants") giving a Purchaser the right to purchase Common Stock. Each Purchaser will be issued a Warrant at the Closing exercisable for 10,000 shares of Common Stock for each $100,000 in principal amount of Bridge Notes purchased. The shares of Common Stock issuable upon exercise of the Warrants are hereinafter referred to as the "Warrant Shares." The proceeds of the Bridge Notes will be used to provide the Company with operating capital. The Bridge Notes are secured by a pledge of newly issued shares of Common Stock having a value of approximately 200% of the principal amount of the Bridge Notes at any time outstanding. The Purchasers wish to purchase, upon the terms and conditions stated in this Agreement, up to $1,500,000 in principal amount of the Bridge Notes, with each Purchaser purchasing Bridge Notes in the principal amount set forth on such Purchaser's signature page affixed to this Agreement. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement in substantially the form attached hereto as Exhibit C (the "Registration Rights Agreement") pursuant to which the Company has agreed to provide certain registration rights in respect of the Conversion Shares, the Warrant Shares, and the Repricing Shares under the Securities Act of 1933 ("1933 Act") and the rules and regulations promulgated thereunder, and applicable state securities laws. The Company and the Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration pursuant to Section 4(2) and Regulation D ("Regulation D").

                                   Agreement

     For and in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Purchaser hereby agree as follows:

                           SECTION 1.  Bridge Notes.

     Section 1.1 Authorization, Issuance, and Sale of Notes. The Company has authorized the sale and issuance, in accordance with the terms of this Agreement, of up to $1,500,000 in original principal amount of its Bridge Notes at one or more closings. The Company agrees to issue and sell to each Purchaser and each Purchaser agrees to purchase from the Company, at a Closing, a Bridge
Note in the principal amount (the "Purchased Bridge Notes") set forth adjacent to the caption "Purchased Bridge Notes" on the signature page to this Agreement of each Purchaser hereto at a purchase price (the "Purchase Price") of 100% of the principal amount of Bridge Notes purchased.

     Section 1.2 Authorization and Issuance of Warrants. The Company has authorized the issuance and delivery of Warrants exercisable for up to 150,000 shares of Common Stock in connection with the issuance, sale, and delivery of the Bridge Notes. The Company agrees to issue and deliver to each Purchaser a Warrant exercisable for 10,000 shares of Common Stock for each $100,000 in principal amount of the Bridge Notes purchased by such Purchaser.

     Section 1.3 Form of Payment. On or before the Closing Date, each Purchaser shall pay the Purchase Price for the Purchased Bridge Notes to be issued and sold to such Purchaser at the Closing, by wire transfer of immediately available funds to such account as may be designated in writing to the Purchasers at least two (2) business days prior to the Closing Date.

     Section 1.4 Closing. All closings of the purchase and sale of the Purchased Bridge Notes shall take place at the offices of Warshaw Burstein Cohen Schlesinger & Kuh LLP, 555 Fifth Avenue, New York, New York 10017, within five
(5) business days following the date that $500,000 (the "Minimum Amount") is held by Warshaw Burstein Cohen Schlesinger & Kuh LLP (the "Escrow Agent"), subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Section 5 below (such closing being called the "First Closing" and such date and time being called the "First Closing Date"). The Purchasers understand and agree that the Company may from time to time, offer and sell additional Bridge Notes until the offering of the Bridge Notes is terminated or all $1,500,000 in principal amount is purchased. Such additional closings may occur at such time and date as is mutually agreeable between the Purchasers purchasing Bridge Notes at such closing and the Company (each such closing being called an "Additional Closing" and such date and time being called an "Additional Closing Date," and all of such closings are hereinafter referred to individually as a "Closing" and collectively as the "Closings," and each date on which a Closing shall occur is hereinafter referred to as a "Closing Date" and collectively as the "Closing Dates"). Upon execution of a purchase agreement in form substantially similar to this Purchase Agreement and a joinder agreement in form and substance reasonably acceptable to the Company, each Purchaser at an Additional Closing shall become parties to, and shall be entitled to the benefits of, and be fully bound by and subject to, all of the agreements, covenants, terms and conditions of the Registration Rights Agreement, Guaranty Agreement, and Pledge Agreement as if they had been an original party thereto; provided, however, that without the consent of all the holders of outstanding Bridge Notes, the aggregate principal amount of Bridge Notes issued by the Company shall not exceed $1,500,000. Each Closing is expected to take place by exchange of faxed signature pages with originals to follow by overnight delivery.

     Section 1.5 Deliveries at Closing. At each Closing, the Company shall deliver to the Purchasers:

          (a)     the original of this Agreement;

          (b) Bridge Notes in definitive form with attached Repricing Warrants, registered in the name of each Purchaser, or the designee of such Purchaser, representing the Purchased Bridge Notes purchased by such Purchaser;

          (c) Warrants in definitive form, registered in the name of each Purchaser, or the designee of such Purchaser;

          (d)  a copy of the Registration Rights Agreement;

          (e) a copy of the Escrow Agreement in substantially the form of Exhibit D hereto (the "Escrow Agreement");

          (f) a copy of the Stock Pledge Agreement executed by the Company as pledgor of certain shares of Common Stock in substantially the form of exhibit F hereto ((the "Stock Pledge Agreement" and the shares pledged hereinafter referred to as the "Pledged Shares"), along with share certificates representing the Pledged Shares;

          (g) a copy of the opinion of counsel to the Company, in substantially the form of Exhibit G hereto;

          (h) a copy of the Irrevocable Transfer Agent Instructions, in substantially the form of Exhibit H hereto, (the "Transfer Agent Instructions");

          (i) the Compliance Certificate of the Company (the "Compliance Certificate"); and

          (j) the Secretary Certificate of the Company (the "Secretary Certificate").

                        SECTION 2.  SECURITY AGREEMENT.

     The provisions of this Section 2 shall remain in effect so long as any of the Bridge Notes shall remain outstanding.

     Section 2.1 Grant of Security Interest. In order to secure the obligations (such obligations are sometimes hereinafter referred to as the "Obligations") of the Company due to the Purchasers, which for purposes of this Section 2 shall include any Purchasers of Bridge Notes purchased at an Additional Closing, under the Bridge Notes, in addition to the general credit of the Company and the Pledged Shares, the Company hereby grants to the Purchasers and the Representative (for and on behalf of the Purchasers), effective at the First Closing, a continuing first priority security interest in and a general lien upon:

          (a)  the assets, if any, of the Company listed and described on
     Exhibit I hereto (the "Pledged Assets"); and

          (b) all proceeds, as such term is defined in Section 9-306(1) of the Uniform Commercial Code as in effect in the State of New York on the date hereof (the "UCC")and, in any event, shall include, without limitation, (i) any and all proceeds of any insurance, indemnity, warranty, or guaranty payable to the Company from time to time with respect to any of the Pledged Assets, (ii) any and all payments (in any form whatsoever) made or due and payable to the Company from time to time in connection with any requisitions, confiscation, condemnation, seizure, or forfeiture of all or any part of the Pledged Assets by any governmental authority (or any person acting under color of governmental authority), and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Pledged Assets (collectively, the "Collateral").

     Section 2.2 Remedies Upon Default. Upon the occurrence or existence of an Event of Default (as defined in Section 10 of the Bridge Notes), the Representative (on behalf of each Purchaser) shall have the right to pursue all available remedies at law or in equity, including without limitation:

          (a) all of the rights and remedies available to a secured party under the UCC, and any other applicable law, all of which shall be cumulative and none of which shall be exclusive, to the fullest extent permitted by law, and all other legal and equitable rights under this Agreement and the Transaction Agreements which may be available to the Representative, all of which shall be cumulative;

          (b) the right to take possession of the Collateral upon reasonable notice and to enter the offices of the Company during normal business hours to take possession of the Collateral; the right of the Purchaser to (a) enter upon the premises of Company or any of its subsidiaries, or any other place or places where the Collateral is located and kept, through self-help and without judicial process, without first obtaining a final judgment or giving Company or any of its subsidiaries notice and opportunity for a hearing on the validity of the Representative's claim and without any obligation to pay rent to Company or any of its subsidiaries, and remove the Collateral therefrom to the premises of Representative or any agent of Representative, for such time as Representative may desire, in order to effectively collect or liquidate the Collateral; and/or (b) require Company to assemble the Collateral and make it available to Representative at a place to be designated by the Representative, in their sole discretion.

          (c) the right to sell or otherwise dispose of all or any part of the Collateral in its then condition, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as such Representative may deem advisable, and purchase all or any part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations, and to apply the proceeds realized from such sale, after allowing two (2) business days for collection, first to the reasonable costs, expenses, and attorneys' fees and expenses incurred by such Representative for collection and for acquisition, storage, sale, and delivery of the Collateral, secondly to interest due upon the Obligations, and thirdly to the principal of the Obligations; and

          (d) the right to proceed by an action or actions at law or in equity to obtain possession of the Collateral, to recover the Obligations and amounts secured hereunder or to foreclose under this Agreement and sell the Collateral or any portion thereof, pursuant to a judgment or decree of a court or courts of competent jurisdiction, all without the necessity of posting any bond.

     Section 2.3 Financing Statements. The Company and the Representative (on behalf of each Purchaser) agree to file or cause to be filed on or before the First Closing UCC financing statements in such jurisdictions (including the State of California) evidencing the security interests granted herein, copies of which are attached hereto as Exhibit J. The Representative is authorized, to the extent permitted by law, to file any such financing statements without the signature of the Company.

     Section 2.4 Notice. Any notice required to be given by Representative of a sale, lease, or other disposition of the Collateral or any other intended action by Representative, given to Company in the manner set forth in Section 8.6 below, at least ten (10) days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to Company.

     Section 2.5 Appointment of Purchaser Representative. Each Purchaser hereto hereby irrevocably appoints SovCap Equity Partners, Ltd., a corporation organized under the laws of the Bahamas and a First Closing Purchaser hereunder, to act as the sole and exclusive agent and representative (the "Representative") of each such Purchaser to act on behalf of such Purchaser and in such Purchaser's name, place, and stead, to (i) exercise all rights of such Purchaser, and (ii) take all action on behalf of the Purchaser that may be taken by the Purchaser with respect to the Collateral, under this Agreement, the Bridge Notes, and the other Transaction Agreements. Without limiting the generality of the foregoing:

          (a) The Representative shall have the power, on behalf of all Purchasers, to send all notices which shall or may be given by the Purchasers, under the Transaction Agreements, declare Events of Default under this Agreement, the Bridge Notes, and the other Transaction Agreements, accelerate the Bridge Notes, rescind acceleration of the Bridge Notes, and enforce the Bridge Notes, this Agreement, and the other Transaction Agreements. The Representative reserves the right, in its sole discretion, in each instance without prior notice to the Purchasers, (i) to agree to the modification, waiver, or release of any of the terms of any of the Transaction Agreements, including, without limitation, the waiver or release of any of the conditions precedent for the purchase and sale of the Bridge Notes; (ii) to consent to any action or failure to act by the Company; and (iii) to exercise or refrain from exercising any powers, rights, or remedies that the Purchasers have or may have with respect to Collateral under the Transaction Agreements; provided, however, that the Representative shall not, without obtaining the prior written consent of each Purchaser (which consent shall not be unreasonably withheld, conditioned or delayed), exercise any of such rights so as to knowingly release or waive any claim against the Company or any other person who may be liable with respect to the Bridge Notes if such action would have a materially adverse effect on the collection of the indebtedness evidenced by the Bridge Notes or the enforcement of the Transaction Agreements.

          If any Purchaser shall refuse to consent to any amendment, modification, waiver, release, or subordination requiring the written consent of the Purchasers, the Purchasers who consent to such amendment, modification, waiver, release, or subordination may, at their option, at any time thereafter (but shall not be obligated to) purchase the Bridge Note or Bridge Notes held by the non-consenting Purchaser or Purchasers by paying to such non-consenting Purchaser or Purchasers an amount equal to the unpaid principal and accrued but unpaid interest on the Bridge Note held by such non-consenting Purchaser or Purchasers.

          (b) The Representative shall have the power to collect, enforce, and bring any action on the Transaction Agreements and any Collateral granted therein in the name of the Representative for the benefit of all Purchasers.

     Section 2.6  Assurances.

     (a) Each Purchaser hereby authorizes third parties with whom Representative deals in carrying out the responsibilities of Representative hereunder, to rely conclusively on the instructions and decisions of the Representative as to any action taken pursuant to and in accordance with the terms of this Agreement and the other Transaction Agreements without any further or additional approval or authorization from such Purchaser, including without limitation, the execution and delivery of any documents or instruments, or any other actions required to be taken by the Representative under this Agreement and the other Transaction Agreements, and no Purchaser shall have any cause of action against third parties with whom Representative deals in carrying out the responsibilities of Representative hereunder or under the other Transaction Agreements for any action taken by such third parties in reliance upon the instructions or decisions of the Representative.

     (b) All actions, decisions, and instructions of the Representative shall be conclusive and binding upon all of the Purchasers, and no Purchaser shall have any cause of action against the Representative for any actions taken, decision made or instruction given by the Representative under this Agreement, except as provided in Section 2.8(a).

     Section 2.7  Default and Acceleration Procedures.

     (a) Each Purchaser acknowledges and agrees that its respective rights in, to, and under the Collateral are limited to its Proportionate Share of the Collateral securing all the Bridge Notes, whether Such Bridge Notes are issued at the Initial Closing or an Additional Closing.

     (b) The Representative shall give all Purchasers written notice of any Event of Default under the Bridge Notes, this Agreement, or the other Transaction Agreements known to it which, in the sole judgment of the Representative, materially adversely affects the respective interests of the Purchasers under any of the Transaction Agreements. In the event of any Event of Default thereunder, the Representative shall pursue any remedies available to the Purchasers under the Transaction Agreements which the Representative in its sole discretion shall deem advisable, and Representative may also elect to postpone the pursuit of remedies if in its sole discretion and judgment it is appropriate under the circumstances to do so.

     (c) In the event proceedings are instituted for a sale under power of sale or a judicial foreclosure of the Collateral provided under the Transaction Agreements, the provisions of the UCC, absent written agreement to the contrary, shall govern such proceedings and the actions taken pursuant thereto, as among the Representative and the Purchasers.

     (d) In the event the Representative acquires title to any of the Collateral provided under the Transaction Agreements pursuant to a foreclosure or conveyance in lieu of foreclosure, title shall be taken in a form acceptable to the Representative and shall be held by or on behalf of the Representative for the benefit of the Purchasers in their Proportionate Share. The Representative shall manage such Collateral in its ordinary course of business and in accordance with its customary practices and procedures for as long as such title is held in whole or in part in the name of or on behalf of the Representative. The Representative shall have the authority to contemporaneously to sell such Collateral on terms and conditions reasonably acceptable to the Representative.

     (e) If the Representative receives a payment after acceleration of the Bridge Notes, whether pursuant to a demand for payment or as a result of legal proceedings against the Company, or from any source whatsoever, such payment shall be applied in the following order (unless mandated otherwise by the Transaction Agreements):

          (1) To the reasonable expenses incurred in effecting such recovery or in enforcing any right or remedy under the Transaction Agreements, and any other reasonable expenses theretofore incurred by the Representative in connection with the transactions contemplated by the Transaction Agreements of which it is entitled to reimbursement and not previously reimbursed by the Company;

          (2) To accrued interest, payable by the Company, according to Purchaser's Proportionate Share of the accrued interest on the Bridge Notes; and

          (3) To the unpaid principal of the Bridge Notes with each Purchaser receiving such Purchaser's Proportionate Share of such principal.

     (f) The term "Proportionate Share" shall mean the outstanding principal amount of each Purchaser's Bridge Note divided by the total outstanding principal amount of Bridge Notes.

     Section 2.8  Standard of Care of the Representative.

     (a) The Representative shall endeavor in good faith to perform all services and duties and exercise all powers hereunder specifically assigned and delegated to the Representative, and the Representative shall perform and exercise, and shall have the right and power to perform and exercise, such other services and powers as are reasonably incidental thereto. Neither the Representative nor any of its officers, directors, employees or agent shall be liable to the Purchasers for any action or failure to act or any error of judgment, negligence or mistake under any the Transaction Agreement or in connection herewith and therewith (a) at the request or with the approval of the Purchasers or (b) in the absence of its or their willful misconduct or gross negligence. Without limiting the generality of the foregoing, the Representative may consult with counsel or other advisors selected by it, and the Representative shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel or other advisors. In performing its obligations hereunder and under the Transaction Agreements, the Representative may rely in good faith on written and telephonic communications received by the Representative without investigating the genuineness thereof or the power and authority of the author of such communications. The Representative may exercise any of its powers and rights to perform any duty under this Agreement through attorneys and agents. Each Purchaser acknowledges and agrees that the Representative's duties and obligations under this Agreement are administrative and ministerial in nature, and that the Representative has no fiduciary obligation to the Purchasers.

     (b) The Representative does not assume, and shall not have, any responsibility or liability, express or implied, for the adequacy, sufficiency, validity, collectability, genuineness, or enforceability of any of the Transaction Agreements, for the financial condition of the Company, for compliance by the Company with the terms and conditions of the Transaction Agreements, for the accuracy of any financial or other information furnished to the Purchaser by the Representative or by any other party or for the perfection of any of the Collateral. The Representative shall not be required to ascertain or inquire as to the performance or observance by the Company of any of the terms, conditions, provisions, covenants, or agreements contained in any of the Transaction Agreements or as to the use of the proceeds of the offering of the Bridge Notes or of the existence or possible existence of any Event of Default thereunder.

     (c) The Representative may accept deposits from, lend money to, and generally engage in any kind of banking, trust, financial advisory, or other business with the Company or any affiliate thereof as if it were not performing the duties specified herein, and may accept fees and other consideration from the Company or affiliate for services in connection with such services, without having to account for the same to the Purchasers.

     (d) Neither the Representative (acting in its capacity as Representative and not as a Purchaser) nor any of its directors, officers, employees or Representatives shall have any responsibility to any Borrower on account of the failure or delay in performance or breach by any Purchaser (other than the Representative acting in its capacity as Representative) of any of its obligations hereunder or to any Purchaser on account of the failure of or delay in performance or breach by any other Purchaser or any Borrower of any of their respective obligations hereunder or in connection herewith.

     (e) The Representative and the Company may deem and treat the payee of any Bridge Note as the holder thereof until written notice of transfer shall have been delivered as provided herein by such payee to the Representative and the Company.

     (f) Each Purchaser agrees (i) to reimburse the Representative in the amount of such Purchaser's Proportionate Share of any expenses incurred for the benefit of the Purchasers by the Representative, including counsel fees and compensation of representatives and employees paid for services rendered on behalf of the Purchasers, not reimbursed by the Company and (ii) to indemnify and hold harmless the Representative and any of its directors, officers, employees or representatives, on demand, in the amount of its Proportionate Share, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against it in its capacity as the Representative or any of them in any way relating to or arising out of this Agreement or any of the other Transaction Agreements or any action taken or omitted by it or any of them under this Agreement or any of the other Transaction Agreements, to the extent not reimbursed by the Company; provided, however, that no Purchaser shall be liable to the Representative for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgment, suits, costs, expenses or disbursements resulting from the gross negligence or willful misconduct of the Representative or any of its directors, officers, employees or Representatives.

     (g) Each Purchaser acknowledges that it has, independently and without reliance upon the Representative or any other Purchaser and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and any other Transaction Agreement to which such Purchaser is party. Each Purchaser also acknowledges that it will, independently and without reliance upon the Representative or any other Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Transaction Agreement, any related agreement or any document furnished hereunder.

     (h) Subject to the appointment and acceptance of a successor Representative as provided below, the Representative may resign at any time by notifying the Purchasers and the Company. Upon any such resignation, the Purchasers shall have the right to appoint a successor Representative. If no successor Representative shall have been so appointed by such Purchasers and shall have accepted such appointment within 30 days after the retiring Representative gives notice of its resignation, then the retiring Representative may, on behalf of the Purchasers, appoint a successor Representative, which successor Representative shall be reasonable acceptable to the holders of at least 51% of the principal amount of the Bridge Notes then outstanding. Upon the acceptance of any appointment as Representative hereunder by a successor bank, such successor shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Representative and the retiring Representative shall be discharged from its duties and obligations hereunder and under each of the other Transaction Agreements. After any Representative's resignation hereunder, the provisions of this Article shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Representative.

     (i) The Purchasers hereby acknowledge that the Representative shall be under no duty to take any discretionary action permitted to be taken by the Representative pursuant to the provisions of this Agreement or any of the other Transaction Agreements unless it shall be requested in writing to do so by the Purchasers.

     SECTION 3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     To induce the Purchasers to purchase the Bridge Notes, the Company represents and warrants to each Purchaser, except as referenced on Schedule 1 hereto (the "Disclosure Schedule"), which reference shall set forth the specific section to which the qualification relates and the statement which constitutes the qualification, that:

     Section 3.1 Organization and Qualification. The Company and its subsidiaries are corporations duly organized, validly existing, and in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and each subsidiary is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of the Company and its subsidiaries taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Transaction Agreements.

     Section 3.2  Authorization, Enforcement, Compliance with Other Instruments.

     (a) The Company has the requisite corporate power and authority to enter into and perform each of this Agreement, the Bridge Notes, the Repricing Warrants, the Warrants, the Registration Rights Agreement, the Escrow Agreement, Stock Pledge Agreement, the Transfer Agent Instructions and any related agreements (collectively, the "Transaction Agreements" and individually a "Transaction Agreement"), and to issue the Bridge Notes, the Repricing Warrants, the Warrants, the Conversion Shares, the Repricing Shares, and the Warrant Shares;

     (b) the execution and delivery by the Company of each of the Transaction Agreements and the consummation by it of the transactions contemplated thereby, including without limitation the issuance of the Bridge Notes, the Warrants, and the Repricing Warrants, the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion of the Bridge Notes and the reservation for issuance and the issuance of the Repricing Shares, and the Warrant Shares, upon exercise of the Repricing Warrants, and the Warrants (the Bridge Notes, the Repricing Warrants, the Warrants, the Conversion Shares, the Repricing Shares, and the Warrant Shares are hereinafter collectively, the "Securities") have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors, or its stockholders;

     (c) each of the Transaction Agreements have been duly and validly executed and delivered by the Company; and

     (d) each of the Transaction Agreements constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

     Section 3.3 Capitalization. The authorized capital stock of the Company is set forth on Section 3.3 of the Disclosure Schedule. All of the issued and outstanding shares of capital stock have been validly issued and are fully paid and nonassessable. Except as described in Section 3.3 of the Disclosure Schedule, no shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in Section 3.3 of the Disclosure Schedule, as of the effective date of this Agreement, (a) there are no outstanding options, warrants, scrip, rights to subscribe to, calls, or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (b) there are no outstanding debt securities, and (c) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement). There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities in the manner contemplated by this Agreement. The Company has furnished to the Purchaser true and correct copies of the Company's Certificate of Incorporation, as amended (the "Charter") and the Company's Bylaws, as in effect on the date hereof (the "Bylaws"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

     Section 3.4 Issuance of Securities. The Bridge Notes have been duly authorized and are free from all taxes, liens, and charges with respect to the issue thereof. The Conversion Shares issuable upon conversion of the Bridge Notes have been duly authorized and reserved for issuance. The Repricing Warrants have been duly authorized and are free from all taxes, liens, and charges with respect to the issuance thereof. The Repricing Shares issuable upon exercise of the Repricing Warrants have been duly authorized and reserved for issuance. The Warrants have been duly authorized and are free from all taxes, liens, and charges with respect to the issuance thereof. The Warrant Shares issuable upon exercise of the Warrants have been duly authorized and reserved for issuance. Upon conversion of the Bridge Notes, the Conversion Shares will, and upon exercise of the Repricing Warrants and the Warrants, the Repricing Shares and the Warrant Shares will, be duly and validly issued, fully paid, and nonassessable, and free from all taxes, liens, and charges, with respect to the issuance thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

     Section 3.5 No Conflicts. Except as disclosed in Section 3.5 of the Disclosure Schedule, the execution, delivery, and performance of the Transaction Agreements by the Company, and the consummation by the Company of the transactions contemplated thereby, will not (a) result in a violation of the Charter or the Bylaws of the Company or (b) conflict with, constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration, or cancellation of, any agreement, indenture, or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment, or decree (including federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected, except to the extent that such conflict or default would not have a Material Adverse Effect.. Except as described in Section 3.5 of the Disclosure Schedule, neither the Company nor any subsidiary is in violation of any term of, or in default under, (a) its Charter or the Bylaws or their organizational charter or bylaws, respectively, (b) or any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree, or order or any statute, rule, or regulation applicable to the Company or its subsidiaries, except to the extent that such violation or default would not have a Material Adverse Effect. The business of the Company and its subsidiaries is not being conducted in violation of any law, ordinance, or regulation of any governmental entity, except to the extent that such violation would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization, or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver, and perform any of its obligations under or contemplated by the Transaction Agreements in accordance with the terms thereof, except to the extent that such failure would not have a Material Adverse Effect. Except as disclosed in Section 3.5 of the Disclosure Schedule, all consents, authorizations, orders, filings, and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

     Section 3.6  SEC Documents;  Financial Statements. Except as set forth on
Schedule 3.6, since January 1, 1997, the Company has filed all reports, schedules, forms, statements, and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the "SEC Documents"). The Company has made available to each Purchaser or its representative true and complete copies of the SEC Documents. The Company has a class of securities registered under Section 12(b) or 12(g) of the 1934 Act or is required to file reports pursuant to Section 15(d) of the 1934 Act, and has filed all the materials required to be filed as reports pursuant to the Exchange Act for the period the Company was required by law to file such material. Except as set forth on Schedule 3.6, as of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except as set forth on Schedule 3.6, as of their respective dates, the financial statements of the Company included in the SEC Documents (the "Financial Statements") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except
(a) as may be otherwise indicated in such financial statements or the notes thereto, or (b) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and present fairly, in all material respects, the financial position of the Company as of the dates thereof, and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Purchaser which is not included in the SEC Documents, including, without limitation, information referred to in Section 4.4 of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading. Neither the Company nor any of its subsidiaries or any of their officers, directors, employees or agents have provided any of the Purchasers with any material, nonpublic information.

     Section 3.7 Absence of Certain Changes. Except as described in Section 3.7 of the Disclosure Schedule, since the date of the most recent balance sheet included in the SEC Documents, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations, or prospects of the Company or its subsidiaries. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or its subsidiaries have any knowledge that its creditors intend to initiate involuntary bankruptcy proceedings.

     Section 3.8 Absence of Litigation. There is no action, suit, proceeding, inquiry, or investigation before or by any court, public board, government agency, self-regulatory organization, or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, the Common Stock, or any of the Company's subsidiaries or any of the Company or its subsidiaries, officers or directors in their capacity as such, wherein an unfavorable decision, ruling or finding would (a) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under the Transaction Agreements or (b) except as expressly set forth in Schedule 3.8 of the Disclosure Schedule, have a Material Adverse Effect.

     Section 3.9 Purchase of Securities. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Purchasers or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Purchaser's purchase of the Securities. The Company further represents to the Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

     Section 3.10 No Undisclosed Events, Liabilities, Developments, or Circumstances. No event, liability, development, or circumstance has occurred or exists, or to the knowledge of the Company is contemplated to occur, with respect to the Company or its subsidiaries or their respective business, properties, prospects, operations, or financial condition, which is more likely than not to be material but which has not been publicly announced.

     Section 3.11 No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Bridge Notes or the Conversion Shares.

     Section 3.12 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause this offering to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions nor will the company or any of its subsidiaries take any action or steps that would require registration of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings.

     Section 3.13 Employee Relations. Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. Neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that relations with their employees are good. No executive officer (as defined in Rule 501(f) of the 1933 Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer's employment with the Company.

     Section 3.14 Intellectual Property Rights. The Company and its subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights , inventions, licenses, approvals, governmental authorizations, trade secrets, and rights necessary to conduct their respective businesses as now conducted, except to the extent that such the failure to own or possess such rights or licenses would not have a Material Adverse Effect. Except as set forth on Section 3.14 of the Disclosure Schedule, none of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets, or other intellectual property rights have expired or terminated, or are expected to expire or terminate in the near future. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of the trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret, or other similar rights of others. Except as set forth on Section 3.14 of the Disclosure Schedule, there is no claim, action, or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret, or other infringement, and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality, and value of all of their intellectual properties.

     Section 3.15 Environmental Laws. The Company and its subsidiaries are (a) in compliance with any and all applicable foreign, federal, state, and local laws and regulations relating to the protection of human health and safety, the environment, or hazardous, toxic substances, wastes, pollutants, or contaminants ("Environmental Laws"), (b) have received all permits, licenses, or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (c) are in compliance with all terms and conditions of any such permit, license, or approval, except to the extent that non-compliance or failure would not have a Material Adverse Effect.

     Section 3.16 Title. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, and defects except as described in Section 3.16 of the Disclosure Schedule or as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting, and enforceable leases with such exceptions as are not material, and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries. The Pledged Assets, if any, are owned by the Company free and clear of any and all encumbrances, liens, and adverse claims whatsoever, has been at all times prior to the date hereof, and shall remain from and after the date of this Agreement in the possession of the Company and located at its principal executive offices, which is set forth in
Section 8.6. The fair market value of the Pledged Stock, together with the Pledged Assets, if any, is not less than 200% of the principal amount of the Bridge Notes.

     Section 3.17 Insurance. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks, and in such amounts, as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for, and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial, or otherwise, or the earnings, business, or operations of the Company and its subsidiaries, taken as a whole.

     Section 3.18 Regulatory Permits. The Company and its subsidiaries possess all certificates, authorizations, and permits issued by the appropriate federal, state, or foreign regulatory authorities necessary to conduct their respective businesses, except to the extent that the failure to possess any such certificate, authorization, and permit would not have a Material Adverse Effect, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, or permit.

     Section 3.19 Internal Accounting Controls. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management's general or specific authorizations, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (c) access to assets is permitted only in accordance with management's general or specific authorization, and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     Section 3.20 No Materially Adverse Contracts, Etc. Neither the Company nor any of its subsidiaries is subject to any charter, corporate, or other legal restriction, or any judgment, decree, order, rule, or regulation which in the judgment of the Company's officers has, or to the knowledge of the Company is expected in the future to have, a Material Adverse Effect. Neither the Company nor any of its subsidiaries is a party to any contract or agreement which in the judgment of the Company's officers has, or to the knowledge of the Company is expected to have, a Material Adverse Effect.

     Section 3.21 Tax Status. Except as set forth on Section 3.21 of the Disclosure Schedule, the Company and each of its subsidiaries has made or filed all federal and state income and all other tax returns, reports, and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes), and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports, and declarations, except those being contested in good faith, and has set aside on its books amounts deemed reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports, or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim, and except as set forth on Schedule 3.21, there are no open years, examinations in progress or claims against it for federal, state or other taxes (including penalties and interest) for any period or periods prior to the date hereof.

     Section 3.22 Certain Transactions. Except as set forth on Section 3.22 of the Disclosure Schedule and in the SEC Documents, and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed on Section
3.22 of the Disclosure Schedule, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any subsidiary of the Company (other than for services as employees, officers, and directors), including any contract, agreement, or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director, or such employee or, to the knowledge of the Company, any corporation, partnership, trust, or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, or partner.

     Section 3.23 Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares issuable upon conversion of the Bridge Notes will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares upon conversion of the Bridge Notes in accordance with this Agreement and the Bridge Notes is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

     Section 3.24 Application of Takeover Protections. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreements) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the state of its incorporation which is or could become applicable to the Purchaser as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and the Purchaser's ownership of the Securities.

     Section 3.25   Fees and Rights of First Refusal. Except as set forth in
Section 6.20, the Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents, or other third parties.

     Section 3.26 Foreign Corrupt Practices Act. The Company has not made, offered, or agreed to offer anything of value to any government official, political party, or candidate for government office nor has it taken any action which would cause the Company to be in violation of the Foreign Corrupt Practices Act of 1977.

     Section 3.27 Disclosure. Neither this Agreement nor any Schedule or Exhibit hereto, contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading. None of the statements, documents, certificates or other items prepared or supplied by the Company with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading.

     SECTION 4.     REPRESENTATION AND WARRANTIES OF PURCHASERS

     Each Purchaser represents and warrants to the Company, with respect to such Purchaser only that:

     Section 4.1 Investment Purpose. The Purchaser is acquiring the Securities for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, the Purchaser does not agree to hold any Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

     Section 4.2 Accredited Investor Status. The Purchaser is an "accredited investor" as that term is defined in Rule 501(a)(3) of Regulation D.

     Section 4.3 Reliance on Exemptions. The Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Purchaser's compliance with, the representations, warranties, agreements, acknowledgments, and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire such securities.

     Section 4.4 Information. The Purchaser and its advisors, if any, have been furnished with all materials relating to the business, finances, and operations of the Company and materials relating to the offer and sale of the Securities, which have been requested by such Purchaser. The Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Purchaser or its advisors, if any, or its representatives shall modify, amend, or affect such Purchaser's right to rely on the Company's representations and warranties contained in Section 3 hereof. The Purchaser understands that its investment in the Securities involves a high degree of risk. The Purchaser has sought such accounting, legal, and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

     Section 4.5 No Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities, or the fairness or suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

     Section 4.6 Transfer or Resale. The Purchaser understands that except as provided in the Registration Rights Agreement:

          (a) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned, or transferred unless;

                    (i)  subsequently registered thereunder;

                    (ii) the Purchaser shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned, or transferred may be sold, assigned, or transferred pursuant to an exemption from such registration; or

                    (iii) the Purchaser provides the Company with reasonable assurance that such securities can be sold, assigned, or transferred pursuant to Rule 144 or promulgated under the 1933 Act (or a successor rule thereto);

          (b) any sale of such securities made in reliance on Rule 144 promulgated under the 1933 Act (or a successor rule thereto) ("Rule 144") may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and

          (c) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

     Section 4.7 Legends. The Purchaser understands that the certificates or other instruments representing the Bridge Notes and, until such time as the sale of the Conversion Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Conversion Shares shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED, OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

     The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Bridge Notes and the Conversion Shares, upon which it is stamped, if, unless otherwise required by state securities laws, (a) the sale of the Conversion Shares is registered under the 1933 Act, (b) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment, or transfer of the Bridge Notes and the Conversion Shares may be made without registration under the 1933 Act, or (c) such holder provides the Company with reasonable assurances that the Bridge Notes and the Conversion Shares can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold.

     Section 4.8 Authorization Enforcement. This Agreement has been duly and validly authorized, executed, and delivered on behalf of the Purchaser and is a valid and binding agreement of the Purchaser enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

     Section 4.9 Residence. The Purchaser is a resident of that jurisdiction specified in its address on the Purchaser signature page.

     Section 4.10 No Scheme to Evade Registration. The Purchaser represents and warrants to the Company, as to itself only, that the acquisition of the Securities is not a transaction (or any element of a series of transactions) that is part of a plan or scheme by the Purchaser to evade the registration provisions of the 1933 Act and that

          (a) such Purchaser is an "accredited investor" within the meaning of Rule 501 under the Securities Act;

          (b) such Purchaser has sufficient knowledge and experience to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof;

          (c) such Purchaser has had an opportunity to ask questions of and receive answers from and to discuss the Company's business, management, and financial affairs with the Company's management;

          (d) the Securities are being acquired for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof;

          (e) such Purchaser was not offered nor made aware of the Company's interest in issuing the Bridge Notes by any means of public advertisement or solicitation;

          (f) in connection with such Purchaser's purchase of the Securities, it has been solely responsible for its own (i) due diligence investigation of the Company and (ii) investment decision, and has not engaged or relied upon any agent or "purchaser representative" to review or analyze the Company's business and affairs or advise the Purchaser with respect to the merits of the investment;

          (g) such Purchaser has full power and authority to execute, deliver, and perform this Agreement; and this Agreement constitutes the legal, valid, and binding obligation of such Purchaser, enforceable against it in accordance with their respective terms; and

          (h) if such Purchaser proposes to sell the Securities pursuant to Rule 144A under the Securities Act, it will (A) take reasonable steps to obtain the information required by such Rule to establish a reasonable belief that the prospective purchaser is a "qualified institutional buyer" as such term is defined in Rule 144A and (B) advise the prospective purchaser that the Purchaser is relying on the exemption from the registration provisions of the Securities Act available pursuant to Rule 144A.

     Section 4.11 Covenant Not to Trade. Each Purchaser covenants and agrees, not to purchase, sell, make any short sale of, pledge, grant any option for the purchase or sale of or otherwise trade any Common Stock prior to the conversion of the Bridge Notes (other than a purchase of Common Stock from the Company pursuant to the exercise of the Repricing Warrant or the Warrant), without the prior written consent of the Company.

                    SECTION 5.  CONDITIONS TO EACH CLOSING

     Each Purchaser's obligation to purchase and pay for the Securities is subject to the satisfaction prior to or at each Closing of the following conditions provided that these conditions are for each Purchaser's sole benefit and may be waived by such Purchaser at any time in its sole discretion:

     Section 5.1 Transaction Agreements. The Company shall have delivered to the Purchaser the Transaction Agreements as provided in Section 1.5, above, executed by all the parties thereto.

     Section 5.2 Opinion of Counsel. The Purchaser shall have received from counsel for the Company, an opinion in substantially the form of Exhibit E, addressed to the Purchaser, dated the Closing Date.

     Section 5.3 Representations and Warranties; No Default. The representations and warranties of the Company contained in this Agreement and those otherwise made in writing by or on behalf of the Company in connection with the transactions contemplated by this Agreement shall be true when made and as of the Closing Date, except to the extent of changes caused by the transactions contemplated herein; provided, however, that there shall exist at the time of the Closing and after giving effect to such transactions no default or Event of Default (as defined in Section 10 of the Bridge Notes) and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Transaction Agreements to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Purchaser shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect, and an update as of the Closing Date of the representation contained in
Section 3 (c) above.

     Section 5.4 Purchase and Loan Permitted by Applicable Laws. The purchase of, and payment for, all the Securities evidenced by or attendant to the Bridge Notes shall not violate any applicable domestic law or governmental regulation (including, without limitation, Section 5 of the Securities Act) and shall not subject the Purchaser to any tax, penalty, liability, or other onerous condition under, or pursuant to, any applicable law or governmental regulation or order.

     Section 5.5 No Adverse Litigation. There shall be no action, suit, investigation, or proceeding, pending or, to the best of the Purchaser's or the Company's knowledge, threatened, against or affecting the Purchaser, the Company, any of the Purchaser's or the Company's properties or rights, or any of the Purchaser's or the Company's Affiliates, officers, or directors, by or before any court, arbitrator, or administrative or governmental body which (i) seeks to restrain, enjoin, prevent the consummation of, or otherwise affect the transactions contemplated by this Agreement or (ii) questions the validity or legality of any such transactions, or (iii) seeks to recover damages or obtain other relief in connection with any such transactions, and, to the best of the Purchaser's and the Company's knowledge, there shall be no valid basis for any such action, proceeding, or investigation, and the Purchaser shall have received a certificate executed by the chief executive officer of the Company, dated the Closing Date, to such effect.

     Section 5.6 Approvals and Consents. The Company shall have duly received all authorizations, waivers, consents, approvals, licenses, franchises, permits, and certificates (collectively, "Consents") by or of all federal, state, and local governmental authorities and all material consents by or of all other persons necessary or advisable for the issuance of the Bridge Notes, all such consents shall be in full force and effect at the time of Closing, and the Purchaser shall have received a certificate executed by the chief executive officer of the Company, dated the Closing Date, to such effect.

     Section 5.7 No Material Adverse Change. Since the date of the balance sheet in the most recently filed SEC Document filed at least 10 days prior to the Closing Date, there shall not have been any material adverse change in the business, condition (financial or other), assets, properties, operations, or prospects of the Company, and the Purchaser shall have received a certificate executed by the chief executive officer of the Company, dated the Closing Date, to such effect.

     Section 5.8 Proceedings. All proceedings taken or to be taken in connection with the transactions contemplated hereby, and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchaser and the Purchasers counsel, and the Purchaser and the Purchasers counsel shall have received all such counterpart originals or certified or other copies of such documents as the Purchaser or the Purchaser's counsel may reasonably request.

     Section 5.9 Secretary Certificate. The Purchaser shall have received a Secretary's Certificate from the Secretary or an Assistant Secretary of the Company dated the Closing Date and certifying: (A) that attached thereto is a true and complete copy of the Charter as then in effect, certified or bearing evidence of filing by the Secretary of State of Nevada, and (B) a certificate of said Secretary of State, dated as of a recent date as to the due incorporation and good standing of the Company, the payment of all franchise taxes by the Company, and listing all documents of the Company on file with said Secretary of State; (C) that attached thereto is a true and complete copy of the Bylaws of the Company as in effect on the date of such certification; (D) that attached thereto is a true and complete copy of all resolutions adopted by the Board of Directors or the stockholders of the Company authorizing the execution, delivery, and performance of Transaction Agreements and the issuance, sale, and delivery of the Securities, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the foregoing agreements and the transactions contemplated thereby; (E) that the Charter has not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause (A) above; and (F) to the incumbency and specimen signature of each officer of the Company executing all Transaction Agreements and any certificate or instrument furnished pursuant hereto, and a certification by another officer of the Company as to the incumbency and signature of the officer signing the certificate.

     Section 5.10 Transfer Agent Instructions. The Transfer Agent Instructions shall have been delivered to and acknowledged in writing by the Company's transfer agent and remain in full force and effect.

     Section 5.11 Lien Search. If the Collateral includes any Pledged Assets, the Company shall have obtained a lien search, the results of which shall indicate that, upon filing of the UCC Financing Statements contemplated hereby, the Purchasers will have a first priority security interest in the Collateral.

     Section 5.12 UCC Financing Statements. If the Collateral includes any Pledged Assets, the Company shall have promptly filed the appropriate UCC Financing Statement in the form, manner, time, and place of filing required by the county and state where the Collateral is situated, to properly perfect the security granted herein.

     Section 5.13 No Suspensions. There are no suspensions of trading in or in delisting (or pending delisting) of the Common Stock, including the removal from the OTC Bulletin Board the "OTCBB").

     Section 5.14 Stockholder Approval. If the Common Stock is then listed or traded on a principal securities exchange or The Nasdaq Stock Market, the Company shall have obtained stockholder approval in accordance with Section 6.11.

                       SECTION 6.  AFFIRMATIVE COVENANTS

     The Company covenants to each Purchaser that from and after the date of this Agreement through the Closing and thereafter so long as any of the Bridge Notes remain outstanding:

     Section 6.1    Financial Information. The Company shall furnish to the
Purchaser:

          (a) within five (5) days after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K, and any registration statements or amendments filed pursuant to the 1933 Act;

          (b) within three (3) days after release thereof, copies of all press releases issued by the Company or any of its subsidiaries;

          (c) copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders;

          (d)       promptly upon any officer of the Company obtaining knowledge
     (i) of any condition or event which constitutes an Event of Default, (ii) that the holder of any Bridge Notes has given any notice or taken any other action with respect to a claimed Event of Default under this Agreement,
     (iii) of any condition or event which, in the opinion of management of the Company would have a Material Adverse Effect, other than conditions or events applicable to the economy as a whole, (iv) that any person has given any notice to the Company or taken any other action with respect to a claimed Event of Default, or (v) of the institution of any litigation involving claims against the Company, unless such litigation is defended by the insurance carrier without any reservation of rights and is reasonably expected to be fully covered by a creditworthy insurer, in an amount equal to or greater than $250,000 with respect to any single cause of action or of any adverse determination in any litigation involving a potential liability to the Company equal to or greater than $250,000 with respect to any single cause of action, a certificate executed by the chief executive officer of the Company specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken by such holder or person and the nature of such claimed Event of Default, event or condition, and what action the Company has taken, is taking, or proposes to take with respect thereto; and

          (e) with reasonable promptness, such other information and data with respect to the Company as the Purchaser may reasonably request; provided, however, that to the extent that such information is reasonably determined by the Company to be confidential, only after execution by the Purchaser of a confidentiality agreement reasonably acceptable to the Company.

     Section 6.2 Form D; Form 8-K. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing. The Company shall, on or before each Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for, or obtain exemption for the Securities for, sale to the Purchaser at each Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Purchaser on or prior to the Closing Date. On or before the fifth (5th) business day following the Initial Closing Date and on or before the fifth (5th) business day following any Additional Closing Date involving a material amount of Bridge Notes, the Company shall file a Form 8-K with the SEC describing the terms of the transaction contemplated by the Transaction Agreement and consummated on such Closing Date or Additional Closing Date, as the case may be, in each case in the form required by the 1934 Act.

     Section 6.3 Reporting Status. Until the earlier of (a) the date as of which the Investors (as that term is defined in the Registration Rights Agreement) may sell all of the Conversion Shares without restriction pursuant to Rule l44(k) promulgated under the 1933 Act (or successor thereto), or (b) the date on which (i) the Investors shall have sold all the Conversion Shares and
(ii) none of the Bridge Notes is outstanding (the "Registration Period"), the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

     Section 6.4 Inspection of Property. The Company will permit any Person designated by any Purchaser in writing, at the Purchaser's expense, to visit and inspect any of the properties of the Company, to examine the books and financial records of the Company and make copies thereof or extracts therefrom and to discuss its affairs, finances, and accounts with its officers and its independent public accountants, all at reasonable times and upon reasonable prior notice to the Company; provided, however, that to the extent that such information is reasonably determined by the Company to be confidential, only after execution by the Purchaser of a confidentiality agreement reasonably acceptably to the Company.

     Section 6.5 Maintenance of Properties; Insurance. The Company will maintain or cause to be maintained in good repair, working order, and condition all properties that used or useful in the business of the Company unless failure to so maintain will not have a Material Adverse Effect and from time to time will make or cause to be made all appropriate repairs, renewals, and replacements thereof. The Company will maintain or cause to be maintained, with financially sound and reputable insurers (or, as to workers' compensation or similar insurance, in an insurance fund or by self-insurance authorized by the laws of the jurisdiction in question), insurance with respect to their respective properties and businesses against loss or damage of the kinds customarily insured against by corporations of established reputation engaged in the same or similar businesses and similarly situated, of such type and in such amounts as are customarily carried under similar circumstances by such other corporations and as are in good faith believed by the Company to be sufficient to prevent the Company from becoming a co-insurer within the terms of the policies in question.

     Section 6.6 Maintenance of Security Interest. If the Collateral includes any Pledged Assets, the Company will at all times maintain or cause to be maintained a perfected first priority security interest in Collateral as security therefor in favor of all holders of the Bridge Notes as a group. The value of the Collateral will at all times have a value of not less than 200% of the aggregate principal amount of the Bridge Notes then outstanding.

     Section 6.7 Expenses. The Company and the Purchasers shall pay all costs and expenses incurred by such party in connection with the negotiation, investigation, preparation, execution, and delivery of this Agreement, the Bridge Notes, the Escrow Agreement, the Registration Rights Agreement, and other documents executed in connection with the issuance of the Bridge Notes, except that the Company shall pay the fees and expenses of one legal counsel for the Purchasers. The fees and expenses of Sovereign Capital Advisors, LLC and the fees and expenses of legal counsel to the Purchasers for the First Closing (not to exceed $25,000 in legal fees plus all expenses) shall be paid by the Company at the First Closing and the fees and expenses of Sovereign Capital Advisors, LLC and legal counsel for the Purchasers for all Additional Closings (not to exceed $7,500 in legal fees for each Additional Closing plus all expenses) shall be paid for by the Company at each such Additional Closing.

     Section 6.8 Authorized Shares of Common Stock, Reservation of Shares. The Company shall at all times, so long as any of the Bridge Notes are outstanding, reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Bridge Notes, such number of shares of Common Stock equal to or greater than 150% of the number of Conversion Shares issuable upon conversion of the Bridge Notes which are then outstanding or which could be issued at any time under this Agreement.

     Section 6.9 Corporate Existence, Etc. The Company will at all times preserve and keep in full force and effect its corporate existence, and rights, licenses, and franchises material to its business, and will qualify to do business as a foreign corporation in each jurisdiction where the failure to so qualify would have a Material Adverse Effect.

     Section 6.10 Transfer Agents. The Company covenants and agrees that, in the event that the Company's agency relationship with the transfer agent should be terminated for any reason, the Company shall immediately appoint a new transfer agent and shall require that the transfer agent execute and agree to be bound by the terms of the Irrevocable Instructions to Transfer Agent.

     Section 6.11 Stockholder Approval; Proxy. If the Common Stock becomes listed on a principal securities exchange or The Nasdaq Stock Market, the Company covenants to submit to its stockholders a proposal for ratification of the issuance of the Bridge Notes, the Conversion Shares and Warrant Shares and the Repricing Warrant Shares, if and as required by the rules of such exchange or the National Association of Securities Dealers, Inc. (the "NASD"), as the case may be, applicable to the transaction. All officers and directors will, upon request of the Purchaser, execute a proxy authorizing the Purchaser or any designee of the Purchaser to vote all shares of Common Stock, the voting of which is controlled by such officer or director, at any meeting (or any adjournment thereof) at which Stockholder action is proposed to ratify the issuance of the Bridge Notes and the Conversion Shares.

     Section 6.12 Transfer Agent Instructions. The Company shall issue Transfer Agent Instructions to its transfer agent to issue certificates, registered in the name of the Purchaser or its respective nominee(s), for the Conversion Shares, the Repricing Shares, and the Warrant Shares in such amounts as specified from time to time by the Purchaser to the Company upon conversion of the Bridge Notes. Prior to registration of the Conversion Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in
Section 4.7 of this Agreement. The Company warrants that no instruction other than the Transfer Agent Instructions referred to in this Section 6.12, and stop transfer instructions to give effect to Section 4.7 hereof (in the case of the Conversion Shares, prior to registration of such shares under the 1933 Act) will be given by the Company to its transfer agent and that the Bridge Notes and the Conversion Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section 6.12 shall affect in any way the Purchaser's obligations and agreement to comply with all applicable securities laws upon resale of the Bridge Notes or Conversion Shares. If the Purchaser provides the Company with an opinion of counsel, reasonably satisfactory in form, and substance to the Company, that registration of a resale by the Purchaser of any of the Bridge Notes or Conversion Shares is not required under the 1933 Act, the Company shall permit the transfer, and, in the case of the Conversion Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Purchaser. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Purchaser by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this
Section 6.12 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section

6.12, that the Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

     Section 6.13 Payment of Taxes. The Company will pay all taxes, assessments, and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its franchises, business, income, or properties before any penalty or significant interest accrues thereon, and all claims (including, without limitation, claims for labor, services, materials, and supplies) for sums which have become due and payable and which by law have or may become a lien upon any of its properties or assets; provided, however, that no such charge or claim need be paid if such claim is (i) being contested in good faith by appropriate proceedings promptly instituted and diligently conducted, and (ii) the amount of such claim is accrued on the financial statements of the Company or other appropriate provision is made as shall be required by generally accepted accounting principles.

     Section 6.14 Compliance with Laws, Etc. The Company will comply with the requirements of all applicable laws, rules, regulations, and orders of any court or other governmental authority (including, without limitation, those related to environmental or ERISA compliance), noncompliance with which could materially adversely affect the business, condition (financial or other), assets, property, operations, or prospects of the Company.

     Section 6.15 Use of Proceeds. The Company will use the proceeds from the sale and issuance of the Bridge Notes primarily for the making of an equity investment in salescentrix.com and the balance for operating capital purposes.

     Section 6.16 Registration Statement. The Company shall comply with all of the dates and obligations contained in the Registration Rights Agreement.

     Section 6.17 Listings. The Company shall promptly secure the listing of the Conversion Shares, the Repricing Shares and the Warrant Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listings of all Conversion Shares, the Repricing Shares and the Warrant Shares from time to time issuable under the terms of the Bridge Notes, the Repricing Warrants, the Warrants, and the Registration Rights Agreement. Until the Common Stock is listed on a national securities exchange or The Nasdaq Stock Market, the Company shall maintain the Common Stock's authorization for quotation in the OTCBB. The Company shall promptly provide to the Purchaser copies of any notices it receives regarding the continued eligibility of the Common Stock for trading in the over-the-counter market.

     Section 6.18 Indemnification. In consideration of the Purchaser's execution and delivery of this Agreement and acquiring the Securities hereunder and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify, and hold harmless each Purchaser and each other holder of the Securities and each officer, director, employee, and agent of each Purchaser (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities, and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements of counsel reasonably acceptable to the Company (the "Indemnified Liabilities"), incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in any Transaction Agreement or any other certificate, instrument, or document contemplated hereby or thereby, (b) any breach of any covenant, agreement, or obligation of the Company contained in the Transaction Agreements, or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit, or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance, or enforcement of this Agreement or any other instrument, document, or agreement executed pursuant hereto by any of the Indemnitees, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Bridge Notes, or the status of the Purchaser or holder of the Bridge Notes or the Conversion Shares, as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

     Section 6.19 Best Efforts. The Company shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Section 5 of this Agreement.

     Section 6.20   Right of First Refusal.

          (a) For a period of one (1) year after the Closing Date of the last Additional Closing, the Purchasers shall have a right of first refusal to purchase any Private Securities (as defined below) that the Company propose to issue and sell after the date of this Agreement, with each Purchaser being entitled to purchase its pro rata share. A Purchaser's pro rata share shall be equal to the ratio of (x) the aggregate principal amount of Bridge Notes, which the Purchaser holds immediately prior to the issuance of such Private Securities to (y) the total principal amount of Bridge Notes outstanding immediately prior to the issuance of the Private Securities. To the extent that any Purchaser does not exercise its right of first refusal to purchase its pro rata share, such right shall be re-allocated among the remaining Purchasers. The term "Private Securities" shall mean (i) any common stock, preferred stock or other equity security of the Company, (ii) any equity or debt security convertible, with or without consideration, into any common stock, preferred stock or other security of the Company (including any option to purchase such a convertible security),
(iii) any equity or debt security of the Company carrying any warrant or right to subscribe to or purchase any common stock, preferred stock or other equity security of the Company, or (iv) any such warrant or right to purchase any of the forgoing, other than a security issued in a public offering under the Securities Act of 1933.

          (b) If the Company proposes to issue any Private Securities, it shall give each Purchaser written notice of its intention, describing the Private Securities in detail, and the price and the terms and conditions upon which the Company proposes to issue the same. Each Purchaser shall have ten (10) business days (the "Right of Refusal Offer Period") from the giving of such notice to agree to purchase its pro rata share of the Private Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Private Securities to be purchased (and the additional amount, if any, of Private Securities it will purchase if any other Purchaser declines to exercise its right of first refusal), subject to the consummation of the issuance of Private Securities in accordance with the written notice. If any Purchaser declines to purchase any of the Private Securities or fails to notify the Company of its intention to purchase its pro rata share during the Right of Refusal Offer Period, the Company shall be entitled during the ninety (90) day period beginning on the last day of the Right of Refusal Offer Period to sell any of the Private Securities which the Purchasers have not elected to purchase; provided, however, that the terms of sale are on the same material terms and conditions as those offered to the Purchasers. If the Company desires to sell any Private Securities after the expiration of such ninety (90) day period or upon terms and conditions that are material different than those offered to the Purchasers, it may do so only after again complying with the provisions of this Section 6.20. A Purchaser's waiver of its rights of first refusal with respect to any specific transaction shall not act as a waiver of its rights with respect to any future transactions within the applicable time period.

                         SECTION 7. NEGATIVE COVENANTS

          The provisions of this Section 7 shall remain in effect so long as any of the Bridge Notes shall remain outstanding.

     Section 7.1    Definition of Debt.

          For purposes of this Agreement, the capitalized term "Debt" of any Person shall mean:

          (a) all indebtedness of such Person for borrowed money, including without limitation obligations evidenced by bonds, debentures, Bridge Notes, or other similar instruments;

          (b) all indebtedness guaranteed in any manner by such Person, or in effect guaranteed by such Person through an agreement to purchase, contingent or otherwise;

          (c) all accounts payable which, to the knowledge of such Person, have remained unpaid for a period of 180 days after the same become due and payable in accordance with their respective terms taking into account any grace period relating to the due date expressly set forth in the applicable invoice with respect to the payment of such accounts payable;

          (d) all indebtedness secured by any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in property owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness;

          (e) all indebtedness created or arising under any conditional sale agreement or lease in the nature thereof (including obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capitalized leases) (but excluding operating leases) or other title retention agreement with respect to property acquired by such Person, even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession of such property;

          (f)       all bankers' acceptances and letters of credit; and

          (g) liabilities in respect of unfunded vested benefits under Plans covered by Title IV of ERISA.

     Section 7.2 Restrictions on Dividends. The Company will not (a) pay any dividends, in cash or otherwise, on, (b) make any distributions to holders of, or (c) purchase, redeem, or otherwise acquire any of its outstanding Common Stock or set apart assets for a sinking or other analogous fund for the purchase, redemption, retirement, or other acquisition of, any shares of its Common Stock; provided, however, that the Company may, so long as at the time of and after giving effect thereof no Event of Default has occurred and is continuing: (i) with prior written approval of each holder of Bridge Notes, repurchase shares of its Common Stock issued or to be issued by the Company upon exercise of stock options granted to employees and directors of the Company pursuant to the terms of plans adopted by the

Board of Directors of the Company; and (ii) pay cash in lieu of fractional shares of its Common Stock on the exercise of outstanding warrants to purchase its Common Stock, pursuant to the terms of such warrants.

     Section 7.3 Restrictions on Transactions with Affiliates. So long as any Bridge Notes are outstanding the Company shall not, and shall cause each of its subsidiaries not to, enter into, amend, modify or supplement, or permit any subsidiary to enter into, amend, modify or supplement, any agreement, transaction, commitment or arrangement with any of its or any subsidiary's officers, directors, person who were officers or directors at any time during the previous two years, stockholders who beneficially own 5% or more of the Common Stock, or Affiliates with any individual related by blood, marriage or adoption to any such individual or with any entity in which any such entity or individual owns a 5% or more beneficial interest (each a "Related Party"), except for (a) customary employment arrangements and benefit programs on reasonable terms, (b) any agreement, transaction, commitment or arrangement on a arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party, or (c) any agreement, transaction, commitment or arrangement which is approved by a majority of the disinterested directors of the Company. For purposes hereof, any director who is also an officer of the Company or any subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment or arrangement. "Affiliate" for purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly,
(i) has a 5% or more equity interest in that person or entity, (ii) has 5% or more common ownership with that person or entity, (iii) controls that person or entity, or (iv) shares common control with that person or entity. "Control" or "controls" for purposes hereof means that a person or entity has the power, direct or indirect, to control or govern the policies of another person or entity.

     Section 7.4 Exceptions With Consent of the Purchasers. The Company may seek an exception to any prohibited action under this Section by first, giving written notice to all the holders of Bridge Notes under this Agreement, along with copies of all documentation requested by any Purchaser relating to such requested exception, and second, in the sole discretion of the holders of the Bridge Notes, satisfactorily responding to any holders inquiries about the requested action. The Company may undertake any such requested action otherwise prohibited by this Section 7 only after receiving the advance written consent of the holders of at least two-thirds (2/3) of the principal amount of the Bridge Notes then outstanding.

                          SECTION 8.  MISCELLANEOUS.

     Section 8.1    Restrictions on Conversion and Exercise.

     Notwithstanding any rights of conversion or exercise contained in the Series 1 Bridge Notes, the Repricing Warrants or Purchaser Warrants, in no event shall any Purchaser or subsequent holder thereof be entitled to convert or exercise any Series 1 Bridge Notes, Repricing Warrants or Purchaser Warrants in excess of that number which, upon giving effect to such conversion or exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such conversion. For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion or exercise of any Series 1 Bridge Notes, Repricing Warrants or Purchaser Warrants with respect to which the determination of such proviso is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the remaining, unconverted or unexercised Series

1 Bridge Notes, Repricing Warrants and Purchaser Warrants beneficially owned by the holder and its affiliates, and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company (including, without limitation, any warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the holder and its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 8.1, beneficial ownership shall be calculated in accordance with Section 13(d) of the 1934 Act.

     Section 8.2 Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

     Section 8.3 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     Section 8.4 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

     Section 8.5 Entire Agreement. Amendments. This Agreement supersedes all other prior oral or written agreements between the Purchaser, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant, or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Company and the holders of at least two-thirds (2/3) of the principal amount of Bridge Notes then outstanding, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Preferred Shares then outstanding.

     Section 8.6 Notices. Any notice, consent, waiver, or other communication required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile, provided, that a copy is mailed by U.S. certified mail, return receipt requested, (c) three (3) days after being sent by U.S. certified mail, return receipt requested, or (d) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

          If to Company:    Cumetrix Data Systems Corp.
                            957 Lawson Street
                            Industry, California 91748
                            Attn: Chief Executive Officer
                            Telephone: (626) 965-6899
                            Facsimile: (626) 965-8159

          With a copy (which shall not constitute notice) to:

                            Sichenzia, Ross & Friedman LLP
                            135 West 5oth Street, 20/th/ Floor
                            New York, New York 10020
                            Attention: Marc J. Ross, Esq.
                            Tel: (212) 664-1200
                            Fax: (212) 664-7329

     If to any Purchaser, to its address and facsimile number on the signature page of such Purchaser hereto, with copies to such Purchaser's counsel as set forth on the signature page of such Purchaser hereto. Each party shall provide five (5) days prior written notice to the other party of any change in address or facsimile number.

     Section 8.7 Interest. In no event shall the amount of interest due or payable hereunder or under the Bridge Notes exceed the maximum rate of interest allowed by applicable law, and if any such payment is inadvertently made by the Company or is inadvertently received by any holder of Bridge Notes, then such excess sum shall be credited as a payment of principal, unless the applicable holder of a Bridge Notes shall notify the Company in writing that it elects to have such excess sum returned forthwith. It is the express intent hereof that the Company not pay and the holder of the Bridge Notes not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Company under applicable law.

     Section 8.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the holders of two-thirds (2/3) of the principal amount of the Bridge Notes then outstanding. Any Purchaser may assign its rights hereunder without the consent of the Company; provided, however, that any such assignment shall not release such Purchaser from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption.

     Section 8.9 No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

     Section 8.10 Survival. The representations, warranties, agreements, covenants and indemnification provisions contained in this Agreement shall survive each of the Closings. Each Purchaser shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

     Section 8.11 Publicity. The Company and the Purchasers shall have the right to approve, before issuance, any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Purchasers, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although the Purchaser shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

     Section 8.12 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments, and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     Section 8.13 No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     Section 8.14 Governing Law. The corporate laws of the State of California shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

     IN WITNESS WHEREOF, the Purchasers and the Company have caused this Series 1 Bridge Note Purchase and Security Agreement to be duly executed as of the date first written above.

                      [Signatures on the following page]

                            COMPANY SIGNATURE PAGE
                                      TO
             SERIES 1 BRIDGE NOTE PURCHASE AND SECURITY AGREEMENT


                                                  COMPANY


                                                  CUMETRIX DATA SYSTEMS CORP.


                                                  By: /s/ Max Toghraie
                                                      __________________________
                                                      Name: Max Toghraie
                                                      Title: CEO

                                                                   EXHIBIT 10.20

                             CONSULTING AGREEMENT

     THIS CONSULTING AGREEMENT ("Agreement"), is made as of June 15, 2000, by and between CUMETRIX DATA SYSTEMS CORP, a California corporation (the "Company"), and SOVEREIGN CAPITAL ADVISORS, LLC, a Nevada limited liability company ("Agent").

                                   Background

     The Company desires to issue and sell certain convertible debt securities and warrants (the "Securities") in accordance with the attached term sheet, resulting in gross proceeds to the Company of up to $1,500,000 (the "Offering") in a transaction not involving a public offering and without registration under the Securities Act of 1933 (the "Securities Act"), pursuant to exemptions from the registration requirements of the Securities Act under Section 4(2) of the Securities Act and Regulation D promulgated under the Securities Act ("Regulation D"). Agent has offered to introduce the Company to prospective accredited investors (any such investor who is so introduced to the Company by Agent is hereinafter referred to as an "Introduced Investor") and the Company desires to secure the services of Agent on the terms and conditions hereinafter set forth.

                                   Agreement

     For and in consideration of the mutual covenants herein, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto agree:

                        Section 1.  Engagement of Agent.

     Section 1.1 Appointment. The Company hereby appoints Agent as its non-exclusive agent in connection with the proposed issuance and sale by the Company of Securities. Agent, on the basis of the representations and warranties herein contained, and upon and subject to the terms and conditions herein set forth, accepts such appointment. This appointment shall be irrevocable for the sixty
(60) day period, commencing on the date hereof and ending August 15, 2000, which period maybe extended by the mutual consent of the Company and Agent (the "Term").

     Section 1.2 Compensation. The Company shall pay Agent a fee of One Hundred Fifty Thousand Dollars ($150,000) at or before the first closing (the "Closing") of any sale of Securities to an Introduced Investor. The Company agrees that such fee and any expenses for which Agent is entitled to reimbursement under
Section 1.3 shall be paid at the Closing and Agent shall be entitled to instruct the escrow agent (the "Escrow Agent") for the Offering to deduct such amount, along with any amounts payable pursuant to Section 1.3 hereof, from the proceeds of the sale of the Securities prior to remittance of the balance of such proceeds to the Company. In addition, the Company shall issue to Agent at or prior to the Closing, a warrant (each a "Warrant") to purchase 100,000 shares of the Company's common stock, exercisable for a period of four years from the Closing at an exercise price of 125% of the average closing bid price of the Company's common stock for the five trading days ending on the trading day immediately preceding the Closing and otherwise on the same terms and conditions as the warrants issued to any Introduced Investors. To the extent that the Securities are sold at one or more closing, the fee shall be paid, and the warrant shall be issued, in proportion to the amount of Securities issued at each such closing.

     Section 1.3 Reimbursement of Expenses. The Company shall reimburse Agent for any out-of pocket expenses incurred by Agent in the preparation of this Agreement or the performance of its obligations hereunder, including without limitation legal fees and expenses; provided, however, that the fees of Legal Counsel which the Company shall be required to pay pursuant to this Section 5 shall not exceed $25,000, when aggregated with any legal fees paid at the First Closing by the Company to legal counsel for the Purchasers.

     Section 1.4    Limited Role of Agent.

                    (a) Agent will act only as an advisor to the Company, and in such role, Agent only will identify and use its reasonable efforts to introduce the Company to "accredited investors" as defined in Regulation D, and to give the Company, upon request, advise on the terms of the Securities (the "Services"). The Company acknowledges and understands that, other than set forth above, Agent will not render any other services or give any other advice to the Company. The Company further acknowledges and understands that Agent is not authorized to negotiate the terms of the transaction with any Introduced Investor on behalf of the Company or to execute the transaction on behalf of the Company and the Company and not Agent, will negotiate directly with any Introduced Investors.

                    (b) The Company recognizes that Agent now renders, and may continue to render, services similar to the Services to other companies which may or may not conduct activities similar to those of the Company. Agent shall be free to pursue, conduct and carry on such activities, employment, ventures, business and other pursuits as Agent in its sole, absolute and unfettered discretion may elect. The Company also understands that the Introduced Investors may include one or more funds, the investment manager of which is an affiliate of Agent and certain of whose principals are the same as the principals of Agent. In light of the foregoing, the Company recognizes that in negotiating the terms of the Offering with the Introduced Investors, the investment manager and its principals will be acting as on behalf of its clients and not the Company. The Company acknowledges that the performance by Agent of services the same as or similar to the Services for others shall not be deemed a conflict of interest or a breach of this Agreement.

     Section 1.5 Confidentiality. The Company agrees to maintain the confidentiality of all Introduced Investors and will not disclose or other use or make available the names or identity of any Introduced Investor. In addition, for a period of two (2) years from the date of the last sale of any Securities to an Introduced Investor, the Company will not solicit or enter into any financing transaction with any Introduced Investor unless the Company pays to Agent, as compensation, an amount equal to the amount that Agent would have received hereunder for raising a like amount.

                      Section 2.  Conduct of the Offering.

     Section 2.1 Offering Documents. The Company agrees to furnish to each Introduced Investor who the Company determines to offer Securities (each, an "Offeree") offering materials consisting of (i) filings made with the Securities and Exchange Commission since the beginning of the Company's last completed fiscal year (the "SEC Documents"), (ii) other information with respect to the business and properties of the Company and any recent developments, (iii) a purchase agreement and any related documents, and (iv) any other financial or business information, documents or other materials as such Offeree may reasonably request (all the foregoing collectively referred to as, the "Offering Materials").

     Section 2.2 Accuracy of Offering Documents. The Company represents, warrants and covenants that (a) at the time of delivery to each Offeree, the SEC Documents conformed in all material respects with the requirements, to the extent applicable, of the Securities and Exchange Act of 1934 (the "Exchange Act") and the rules and regulations promulgated thereunder ("Rules and Regulations"), and none of the Offering Documents will include any untrue statement of a material fact, or omit to state any material fact required to be stated therein, or necessary, to make the statements therein, in light of the circumstances under which they were made, not misleading, and (b) at each Closing, the SEC Documents will conform in all material respects with the applicable Rules and Regulations, and none of the Offering Documents will include at the time of a Closing any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges that Agent accepts no responsibility for the contents, accuracy or adequacy of the Offering Documents.

     Section 2.3 Duty to Amend. If, at any time during the Offering, any event occurs as a result of which the SEC Documents or any of the other Offering Documents as then amended or supplemented would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time after the date hereof to amend or supplement the SEC Documents to comply with the Exchange Act or the applicable Rules and Regulations, the Company shall forthwith notify each Offeree and Agent thereof and shall prepare such further amendment or supplement to the SEC Documents or the other Offering Documents as may be required and shall furnish and deliver to each Offeree and Agent a copy of the amendment or supplement or of the amended or supplemented SEC Documents or the other Offering Documents which, as so amended or supplemented, will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the SEC Documents or the other Offering Documents not misleading in the light of the circumstances when it is delivered to a purchaser or prospective purchaser, and in order that the SEC Documents will comply in all respects with the requirements (to the extent applicable) of the Exchange Act and the applicable Rules and Regulations.

                   Section 3.  Representations and Warranties

     Section 3.1. Representations and Warranties of the Company. The Company represents and warrants that this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights generally and by general equity principles. The Company further represents and warrants that consummation of the transactions contemplated herein will not conflict with or result in a breach of, or constitute a default under, any of the terms, provisions or conditions of its charter documents or bylaws or any written agreement to which it is a party or by which it or its assets are bound, nor will such actions result in the violation of any applicable law, regulation or order.

     Section 3.2. Representations and Warranties of Agent. Agent represents and warrants that this Agreement has been duly authorized, executed and delivered by Agent and constitutes a valid and binding agreement of Agent enforceable against Agent in accordance with its terms except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights generally and by general equity principles.

                          Section 4.  Indemnification.

     Section 4.1 Indemnification of Agent. The Company agrees to indemnify and hold harmless Agent, its affiliates and their respective officers, directors, employees, agents and controlling persons (collectively, the "Indemnified Parties"), from and against any losses, claims, damages and liabilities, joint or several, related to or arising in any manner out of the Offering or any transaction, financing, proposal or any other matter (collectively, the "Matters") contemplated by this Agreement hereunder, and will promptly reimburse the Indemnified Parties for all reasonable expenses (including reasonable fees and expenses of legal counsel) as incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim related to or arising in any manner out of any Matter contemplated by the engagement of Agent hereunder, or any action or proceeding arising therefrom (collectively, "Proceedings"), whether or not such Indemnified Party is a formal party to any such Proceeding. Notwithstanding the foregoing, the Company shall not be liable in respect of any losses, claims, damages, liabilities or expenses that a court of competent jurisdiction shall have determined by final judgment resulted from the gross negligence or willful misconduct of an Indemnified Party. The Company further agrees that it will not, without the prior written consent of Agent, settle, compromise or consent to the entry of any judgment in any pending or threatened Proceeding in respect of which indemnification may be sought hereunder (whether or not Agent or any Indemnified Party is an actual or potential party to such Proceeding), unless such settlement, compromise or consent includes an unconditional release of Agent and each other Indemnified Party hereunder from all liability arising out of such Proceeding.


     Section 4.2 Notice of Claims. The Indemnified Parties shall promptly give the Company notice (the "Indemnification Notice") of any matter which the Indemnified Parties have determined has given or could give rise to a right of indemnification under this agreement, provided that a failure on the part of an Indemnified Party to notify the Company will not relieve the Company from any liability that the Company may have on account of this indemnity or otherwise, except to the extent that the Company shall have been materially prejudiced by such failure. If, promptly after its receipt of the Indemnification Notice, the Company acknowledges its obligation to indemnify the Indemnified Parties hereunder against any losses that may result from such claim, then the Company shall be entitled to assume and control the defense of such claim at its expense and through counsel of its choice unless such counsel is reasonably unsatisfactory to Agent. Any Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Company shall have failed promptly to assume the defense thereof and employ counsel, or (ii) the named parties to such action (including impleaded parties) include such Indemnified Party and the Company and such Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it that are different from or in addition to those available to the Company; provided that the Company shall not in any event be responsible hereunder for the fees and expenses of more than one firm of separate counsel in connection with any action in the same jurisdiction, in addition to any local counsel. In the event that the Company exercises the right to undertake any such defense against any such claim, the Indemnified Parties shall cooperate with the Company in such defense and make available to the Company all witnesses, pertinent records, materials and information in the Indemnified Parties possession or under the Indemnified Parties' control relating thereto as is reasonably required by the Company

     Section 4.3 Contribution. The Company agrees that if any indemnification or reimbursement sought pursuant to this Agreement were for any reason not to be available to any

Indemnified Party or insufficient to hold it harmless as and to the extent contemplated by this letter, then the Company shall contribute to the amount paid or payable by such Indemnified Party in respect of losses, claims, damages and liabilities in such proportion as is appropriate to reflect the relative benefits to the Company and its stockholders on the one hand, and Agent on the other, in connection with the Matters to which such indemnification or reimbursement relates or, if such allocation is not permitted by applicable law, not only such relative benefits but also the relative faults of such parties as well as any other equitable considerations. It is hereby agreed that the relative benefits to the Company and/or its stockholders and to Agent with respect to Agent's engagement shall be deemed to be in the same proportion as
(i) the total value paid or received or to be paid or received by the Company and/or its stockholders pursuant to the Matters (whether or not consummated) for which Agent is engaged to render financial advisory services bears to (ii) the fees paid (or agreed to be paid if the transaction would be consummated) to Agent in connection with such engagement. In no event shall the Indemnified Parties contribute or otherwise be liable for an amount in excess of the aggregate amount of fees actually received by Agent pursuant to such engagement (excluding amounts received by Agent as reimbursement of expenses).

     Section 4.4  Limitation of Liability of Agent.   The Company further agrees
that no Indemnified Party shall have any liability (whether direct of indirect, in contract or tort or otherwise) to the Company for or in connection with Agent's engagement hereunder except for losses, claims, damages, liabilities or expenses that a court of competent jurisdiction shall have determined by final judgment resulted from the gross negligence or willful misconduct of such Indemnified Party. The indemnity, reimbursement and contribution obligations of the Company shall be in addition to any liability which the Company may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company or an Indemnified Party.

          The indemnity, reimbursement, contribution provisions set forth herein shall remain operative and in full force and effect regardless of (i) any withdrawal, termination or consummation of or failure to initiate or consummate any Matter referred to herein, (ii) any investigation made by or on behalf of any party hereto or any person controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange) any party hereto, (iii) any termination or the completion or expiration of this letter or Agent's engagement and (iv) whether or not Agent shall, or shall not be called upon to, render any formal or informal advice in the course of such engagement.

                            Section 5.  Termination.

     Section 5.1 Termination by Agent. This Agreement may be terminated at any time during the Term by Agent by written notice to the Company, if the Company shall have failed or been unable to comply with any of the terms, conditions or provisions of the Transaction Agreements to be performed, complied with or fulfilled by the Company within the respective times, if any, herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by Agent in writing.

     Section 5.2 Termination by Company. This Agreement may be terminated by the Company at the conclusion of the Term by notice to Agent if Agent shall have failed or been unable to comply with any of the terms, conditions or provisions of this Agreement to be performed, complied with or fulfilled by Agent within the respective times, if any, herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by the Company in writing.

     Section 5.3 Termination for Force Majeure Events. This Agreement may be terminated by Agent by notice to the Company at any time, if, in the reasonable, good faith judgment of Agent, payment for and delivery of the Securities is rendered impracticable or inadvisable because: (a) additional material governmental restrictions not in force and effect on the date hereof shall have been imposed upon trading in securities generally; (b) a war or other national calamity shall have occurred; or (c) the condition of the market (either generally or with reference to the sale of the Securities to be offered hereby) or the condition of any matter affecting the Company or any other circumstance is such that it would be undesirable, impracticable or inadvisable, in the judgment of Agent, to proceed with this Agreement or with the Offering.

     Section 5.4 Termination without Liability. Any termination of this Agreement pursuant to this Section 5 shall be without liability of any character (including, but not limited to, loss of anticipated profits or consequential damages) on the part of any party thereto, except that the Company shall remain obligated to pay the costs and expenses provided to be paid by it specified in Sections 1.3, and all losses, claims, damages or liabilities, joint or several, under Section 4.1.

                           Section 6.  Miscellaneous.

     Section 6.1 Notices. Any notice, consent, waiver, or other communication required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile, provided, that a copy is mailed by U.S. certified mail, return receipt requested, (c) three (3) days after being sent by U.S. certified mail, return receipt requested, or (d) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                  If to Company:  Cumetrix Data Systems Corp.
                                  957 Lawson Street
                                  Industry, California 91748
                                  Attn:  Chief Executive Officer
                                  Telephone: (626) 965-6899
                                  Facsimile: (626) 965-8159

                  If to Agent:    Sovereign Capital Advisors, LLC
                                  3340 Peachtree Road, N.E.
                                    Suite 2320
                                  Atlanta, Georgia 30326
                                  Attention: Paul Hamm
                                  Tel: (404) 814-3737
                                  Fax: (404) 812-3738

     Each party shall provide five (5) days prior written notice to the other party of any change in address or facsimile number.

     6.2 Benefit. This Agreement is made solely for the benefit of Agent and the Company, their respective officers and directors and any controlling person referred to in Section 15 of the Securities Act and their respective successors and assigns, and no other person may acquire or have any right under or by virtue of this Agreement, including, without limitation, the holders of any Securities. The term

"successor" or the term "successors and assigns" as used in this Agreement shall not include any purchasers, as such, of any of the Securities.

     6.3 Survival. The respective indemnities, agreements, representations, warranties, covenants and other statements of the Company and Agent or the officers, directors or controlling persons of the Company and Agent as set forth in or made pursuant to this Agreement and the indemnity agreements of the Company and Agent contained in Section 4 hereof shall survive and remain in full force and effect, regardless of (a) any investigation made by or on behalf of the Company or Agent or any such officer, director or controlling person of the Company or of Agent; (b) delivery of or payment for the Securities; or (c) the Closing Date, and any successor of the Company or Agent or any controlling person, officer or director thereof, as the case may be, shall be entitled to the benefits hereof.

     6.4 Governing Law. The validity, interpretation and construction of this Agreement will be governed by the laws of the State of New York, without regard to conflicts of law principles. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

     6.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which may be deemed an original and all of which together will constitute one and the same instrument.

     6.6 Confidential Information. All confidential financial or business information (except publicly available or freely usable material otherwise obtained from another source) respecting either party will be used solely by the other party in connection with the within transactions, be revealed only to employees or contractors of such other party who are necessary to the conduct of such transactions, and be otherwise held in strict confidence.

     6.7 Public Announcements. Prior to the Closing Date, neither party will issue any public announcement concerning the within transactions without the approval of the other party.

     6.8 Finders. The parties acknowledge that no person has acted as a finder in connection with the transactions contemplated herein and each will agree to indemnify the other with respect to any other claim for a finder's fee in connection with the Offering.

     6.9 Recitals. The recitals to this Agreement are a material part hereof, and each recital is incorporated into this Agreement by reference and made apart of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have duly caused this Agreement to be executed as of the day and year first above written.

                    [Signatures begin on the following page]

                             COMPANY SIGNATURE PAGE
                                       TO
                              CONSULTING AGREEMENT

                                             THE COMPANY:

                                             CUMETRIX DATA SYSTEMS CORP

                                             By: Max Toghraie
                                                ----------------------------
                                                Name: Max Toghraie
                                                Title: CEO

                              AGENT SIGNATURE PAGE
                                       TO
                              CONSULTING AGREEMENT


                                             AGENT:

                                             SOVEREIGN CAPITAL ADVISORS, LLC

                                             By:________________________________
                                                Paul Hamm

                          CUMETRIX DATA SYSTEMS CORP.

                                PROMISSORY NOTE
                                ---------------

$500,000                                                      New York, New York
                                                              August 9, 2000

     FOR VALUE RECEIVED, the undersigned, CUMETRIX DATA SYSTEMS CORP., a California corporation with offices at 957 Lawson Street, Industry, California 91748 (the "Maker"), unconditionally promises to pay to the order of SOVCAP EQUITY PARTERS, LTD., a Bahamas corporation (the "Payee"), or its registered assigns, at its office at c/o Lion Corporate Securities Ltd., Cumberland House #27, Cumberland Street, P.O. Box N-10818, Nassau, New Providence, The Bahamas or at such other place as may be designated by the holder hereof in writing, the principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000), together with interest, at the rate specified herein, on the unpaid principal amount hereof from the date hereof and thereafter until this Note has been paid in full.

     1.   Payments.  The Maker agrees to pay the principal of this Note at any
          ---------
time upon demand from the Payee, together with all accrued but unpaid interest (calculated as set forth in this Note) to the date of payment on the unpaid principal amount of this Note; provided, however, that unless any condition or event set forth in Section 4 has occurred and is continuing, the Payee shall not be entitled to make demand for payment of this Note on or before September 23, 2000. The Maker shall have the right to prepay this Note in whole at any time or in part from time to time. All payments by the Maker on account of principal, premium, interest or fees hereunder shall be made in money of the United States of America that at the time of payment is legal tender, by wire transfer of immediately available funds.

     2.   Interest.  The Maker shall pay interest on this unpaid principal
          ---------
amount of this Note from time to time outstanding, computed on the basis of a 360-day year, at the rate of eleven percent (11%) per annum but in no event higher than the maximum amount permitted by law.

     3.   Security.  This Note shall be secured pursuant to the terms of a
          --------
pledge agreement, dated as of August 9, 2000, between Maker and the Payee, for itself and as agent for the other holders of a similar series of demand notes.

     4.   Events of Default.  If any of the following conditions or events
          -----------------
shall occur and be continuing: (a) the Maker shall default in the payment of principal of, or any interest on, this Note when the same becomes due and payable; (b) the Maker shall admit in writing its inability, or be generally unable, to pay its debts as such debts become due; (c) the Maker shall make a general assignment for the benefit of creditors; (d) the Maker shall commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect); (e) the Maker shall file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, or adjustment of debts; (f) there shall have been instituted against the Maker any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings for relief under the Federal Bankruptcy Code or any other law relating to bankruptcy, insolvency or adjustment of debts, which are not dismissed within sixty (60) days after such institution; or (g) the Maker shall take any action for the purposes of effecting any of the foregoing; then, and in any such event, the Payee may at any time (unless all defaults shall theretofore have been remedied) at its option, declare this Note to be due and payable, whereupon this Note shall forthwith mature and become due and payable, together with interest accrued thereon, without presentment, demand, protest or notice, all of which are hereby waived.

     5.   No Waiver; Rights and Remedies Cumulative.  No failure on the part of
          -----------------------------------------
the holder of this Note to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the holder of this Note of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any remedies or rights provided by law or by any other agreement between the Maker and the Payee.

     6.   Costs and Expenses.  The Maker shall reimburse the holder of this
          ------------------
Note for all costs and expenses incurred by it, and shall pay the reasonable fees and disbursements of counsel to the holder of this Note, in connection with the enforcement of the holder's rights hereunder, whether or not legal proceedings are initiated.

     7.   Amendments.  No amendment, modification or waiver of any provision of
          ----------
this Note nor consent to any departure by the Maker therefrom shall be effective unless the same shall be in writing and signed by the holder of this Note and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     8.   Governing Law; Jurisdiction and Service of Process. This Note shall be
          --------------------------------------------------
governed by and construed in accordance with the laws of the State of California, without giving effect to conflict of laws. The Maker hereby irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action or proceeding arising out of or relating to this Note, any document or instrument delivered pursuant to, in connection with, or simultaneously with, this Note or a breach of this Note or any such document or instrument. In any such action or proceeding, the Maker waives personal service of any summons, complaint, or other process and agrees that service thereof may be made in accordance with
Section 10 of this Note. Within 30 days after such service, or such other time as may be mutually agreed upon in writing by the attorneys for the parties to such action or proceeding, the Maker shall appear or answer such summons, complaint, or other process. Should the Maker so served fail to appear or answer within such 30-day period or such extended period, as the case may be, the Maker shall be deemed in default and judgment may be entered by the Payee against the Maker as demanded in any summons, complaint, or other process so served.

     9.   Successors and Assigns.  This Note shall be binding upon the Maker
          ----------------------
and its successors and permitted assigns and the terms hereof shall inure to the benefit of the Payee and its successors and assigns, including subsequent holders hereof.

     10.  Notice.  Any notice or other communication required or permitted to be
          ------
given hereunder shall be in writing and shall be deemed to have been received:
(a) upon hand delivery (receipt acknowledged) or delivery by telecopy or facsimile (with transmission confirmation report) if delivered on a business day during normal business hours where such notice is to be received, or the first business day following such delivery if delivered other than on a business day during normal business hours where such notice is to be received; or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever first shall occur, to the address set forth above or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 10 except that such change shall not be effective until actual receipt thereof.

     11.  Severability.  The provisions of this Note are severable, and if any
          ------------
provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall not in any manner affect such provision in any other jurisdiction or any other provision of this
Note in any jurisdiction.

     12.  Waiver of Notice.  The Maker hereby waives presentment, demand for
          ----------------
payment, protest, notice of protest and all other demands or notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

     13.  Set-off, Counterclaim.  In the event the holder hereof seeks to
          ---------------------
enforce its rights under this Note, the Maker waives the right to interpose any set-off or counterclaim of any nature or description against the holder.

     14.  Headings.  The headings in this Note are solely for the convenience of
          --------
reference and shall be given no effect in the construction or interpretation of this Note.



                            [signature on next page]

     IN WITNESSETH WHEREOF, the undersigned has duly executed this Note as of the date first above written.


                                    CUMETRIX DATA SYSTEMS CORP.


                                    By: Max Toghraie
                                        ----------------------
                                       Name: Max Toghraie
                                       Title: CEO

                          CUMETRIX DATA SYSTEMS CORP.

                                PROMISSORY NOTE
                                ---------------

$500,000                                                      New York, New York
                                                              August 9, 2000


     FOR VALUE RECEIVED, the undersigned, CUMETRIX DATA SYSTEMS CORP., a California corporation with offices at 957 Lawson Street, Industry, California 91748 (the "Maker"), unconditionally promises to pay to the order of EIG CAPITAL INVESTMENTS, LTD., a Belize corporation (the "Payee"), or its registered assigns, at its office at Edifico Marina Marbella, 68 Avda Severo Ochoa 28, 29600 Marbella, Spain or at such other place as may be designated by the holder hereof in writing, the principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000), together with interest, at the rate specified herein, on the unpaid principal amount hereof from the date hereof and thereafter until this Note has been paid in full.

     1.   Payments.  The Maker agrees to pay the principal of this Note at any
          ---------
time upon demand from the Payee, together with all accrued but unpaid interest (calculated as set forth in this Note) to the date of payment on the unpaid principal amount of this Note; provided, however, that unless any condition or event set forth in Section 4 has occurred and is continuing, the Payee shall not be entitled to make demand for payment of this Note on or before September 23, 2000. The Maker shall have the right to prepay this Note in whole at any time or in part from time to time. All payments by the Maker on account of principal, premium, interest or fees hereunder shall be made in money of the United States of America that at the time of payment is legal tender, by wire transfer of immediately available funds.

     2.   Interest.  The Maker shall pay interest on this unpaid principal
          ---------
amount of this Note from time to time outstanding, computed on the basis of a 360-day year, at the rate of eleven percent (11%) per annum but in no event higher than the maximum amount permitted by law.

     3.   Security.  This Note shall be secured pursuant to the terms of a
          --------
pledge agreement, dated as of August 9, 2000, between Maker and the Payee, for itself and as agent for the other holders of a similar series of demand notes.

     4.   Events of Default.  If any of the following conditions or events
          -----------------
shall occur and be continuing: (a) the Maker shall default in the payment of principal of, or any interest on, this Note when the same becomes due and payable; (b) the Maker shall admit in writing its inability, or be generally unable, to pay its debts as such debts become due; (c) the Maker shall make a general assignment for the benefit of creditors; (d) the Maker shall commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect); (e) the Maker shall file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, or adjustment of debts; (f) there shall have been instituted against the Maker any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings for relief under the Federal Bankruptcy Code or any other law relating to bankruptcy, insolvency or adjustment of debts, which are not dismissed within sixty (60) days after such institution; or (g) the Maker shall take any action for the purposes of effecting any of the foregoing; then, and in any such event, the Payee may at any time (unless all defaults shall theretofore have been

                          CUMETRIX DATA SYSTEMS CORP.

                                PROMISSORY NOTE
                                ---------------

$125,000                                                      New York, New York
                                                              August 9, 2000

     FOR VALUE RECEIVED, the undersigned, CUMETRIX DATA SYSTEMS CORP., a California corporation with offices at 957 Lawson Street, Industry, California 91748 (the "Maker"), unconditionally promises to pay to the order of ARAB COMMERCE BANK LTD., a Cayman Islands corporation (the "Payee"), or its registered assigns, at its office at P.O. Box 309, Grand Cayman, Cayman Islands or at such other place as may be designated by the holder hereof in writing, the principal sum of ONE HUNDRED TWENTY FIVE THOUSAND DOLLARS ($125,000), together with interest, at the rate specified herein, on the unpaid principal amount hereof from the date hereof and thereafter until this Note has been paid in full.

     1.   Payments.  The Maker agrees to pay the principal of this Note at any
          ---------
time upon demand from the Payee, together with all accrued but unpaid interest (calculated as set forth in this Note) to the date of payment on the unpaid principal amount of this Note; provided, however, that unless any condition or event set forth in Section 4 has occurred and is continuing, the Payee shall not be entitled to make demand for payment of this Note on or before September 23, 2000. The Maker shall have the right to prepay this Note in whole at any time or in part from time to time. All payments by the Maker on account of principal, premium, interest or fees hereunder shall be made in money of the United States of America that at the time of payment is legal tender, by wire transfer of immediately available funds.

     2.   Interest.  The Maker shall pay interest on this unpaid principal
          ---------
amount of this Note from time to time outstanding, computed on the basis of a 360-day year, at the rate of eleven percent (11%) per annum but in no event higher than the maximum amount permitted by law.

     3.   Security.  This Note shall be secured pursuant to the terms of a
          --------
pledge agreement, dated as of August 9, 2000, between Maker and the Payee, for itself and as agent for the other holders of a similar series of demand notes.

     4.   Events of Default.  If any of the following conditions or events
          -----------------
shall occur and be continuing: (a) the Maker shall default in the payment of principal of, or any interest on, this Note when the same becomes due and payable; (b) the Maker shall admit in writing its inability, or be generally unable, to pay its debts as such debts become due; (c) the Maker shall make a general assignment for the benefit of creditors; (d) the Maker shall commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect); (e) the Maker shall file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, or adjustment of debts; (f) there shall have been instituted against the Maker any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings for relief under the Federal Bankruptcy Code or any other law relating to bankruptcy, insolvency or adjustment of debts, which are not dismissed within sixty (60) days after such institution; or (g) the Maker shall take any action for the purposes of effecting any of the foregoing; then, and in any such event, the Payee may at any time (unless all defaults shall theretofore have been

                             Officer's Certificate
                             ---------------------

     I, _____________, the Secretary of CUMETRIX DATA SYSTEMS CORP., a California corporation (the "Company"), do hereby certify as follows:

     (A) Attached hereto as Exhibit A is a true and complete copy of the Articles of Incorporation of the Corporation (the "Charter"), as amended to date and as now in effect, certified or bearing evidence of filing by the Secretary of State of California;

     (B) Attached hereto as Exhibit B is a certificate of Secretary of State of California, dated as of a recent date as to the due incorporation and good standing of the Company, the payment of all franchise taxes by the Company, and listing all documents of the Company on file with said Secretary of State;

     (C) Attached hereto as Exhibit C is a true and complete copy of the Bylaws of the Company as in effect on the date hereof;

     (D) Attached hereto as Exhibit D is a true and complete copy of all resolutions adopted by the Board of Directors or the stockholders of the Company authorizing the execution, delivery, and performance of Transaction Agreements (as such terms is defined in the Series 1 Bridge Note Purchase and Security Agreement (the "Agreement"), dated as of August __, 2000, between the Company and the purchasers listed on the Purchaser Signature Pages thereto) and the issuance, sale, and delivery of the Purchased Securities (as defined in the Agreement), and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the foregoing agreements and the transactions contemplated thereby;

     (E) The Charter has not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause (A) above;

     (F) The following named persons are duly elected officers of the Corporation holding the offices set forth opposite their names, qualified and acting as such, which persons are authorized to execute the agreements, instruments and documents referred to in the resolutions attached hereto as Exhibit A. The signatures appearing opposite the names of such officers are authentic and genuine, and are, in fact, the signatures of such officers:

Name                Office                    Signature
----                ------                    ---------


___________         President and Chief    _________________
                    Executive Officer

___________         Vice President         _________________


___________         Secretary              _________________

          IN WITNESS WHEREOF, I have hereunto set my hand as of the __ day of August, 2000.


                              _______________________
                              ___________,
                              Secretary


          I, ______________, an Assistant Secretary of the Corporation, do hereby certify that _________ is the duly elected Secretary of the Corporation and that her signature above is her genuine signature.



                              _______________________
                              ______________
                              Assistant Secretary

                                                  September 29, 2000


To each purchaser of Series 1 Bridge Notes issued pursuant to the Series 1 Bridge Note Purchase and
Security Agreement, dated as of September 29, 2000, between each purchaser and Cumetrix Data Systems
Corp.

     Re:  Cumetrix Data Systems Corp.
          ---------------------------

Ladies and Gentlemen:

     We have acted as counsel to Cumetrix Data Systems Corp., a California corporation (the "Company") and certain of its stockholders, in connection with the (the "Purchase Agreement") and the transactions contemplated thereby (collectively, the "Transaction"). This opinion is furnished to you pursuant to
Section 5.2 of the Purchase Agreement in connection with the closing of Series 1 Bridge Financing Notes occurring on September 29, 2000 (the "Closing"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Purchase Agreement.

     In connection with the opinion expressed below, we have examined the following documents: (i) the Articles of Incorporation and Bylaws of the Company, each as currently in effect; (ii) relevant minutes of the Board of Directors of the Company; (iii) a Certificate of Good Standing dated September 26, 2000, from the Secretary of State of the State of California reflecting that the Company is a corporation in good standing in the State of California; (iv) the Purchase Agreement; (v) the Bridge Notes and attached Repricing Warrant;
(vi) the Warrants; (vii) the Registration Rights Agreement; (viii) the Escrow Agreement; (ix) the Irrevocable Transfer Agent Instructions; (x) the Consulting Agreement between the Company and Sovereign Capital Advisors, LLC ("Sovereign");
(xi) the Warrant (the "Sovereign Warrant") issued by the Company to Sovereign; and (xii) the Stock Pledge Agreement (the "Stock Pledge Agreement") between SovCap Equity Partners, Ltd., as agent of the Purchasers ("SovCap"), and the Company. The agreements referenced in clauses (iv) through (xii) are herein referred to collectively as the "Transaction Agreements." We have also examined and considered all the agreements listed as exhibits in the Company's Annual Report on Form 10-K for the year ended March 31, 2000, which to our knowledge are the only material agreements to which the Company is a party or by which its property is bound (the "Material Agreements") and such corporate records, certificates, and other statements of corporate officers of the Company as we have deemed appropriate as a basis for our opinions set forth below.

     In our examinations, we have assumed the genuineness of all signatures (other than those of officers of the Company), the authenticity of all documents submitted to us as originals, the conformity to the original of all conformed copies, and the authenticity of the originals of all such latter documents. As to various factual matters material to our opinion, we have relied upon the representations and warranties of the Company in the Purchase Agreement and the certificates provided to us by officers of the

Purchasers of the Company's Series 1 Bridge Notes
September 29, 2000
Page 2

Company. We have assumed the accuracy of the factual matters contained therein and have not attempted to verify independently such representations or statements contained in such documents or certificates; however, as general counsel to the Company, nothing has come to our attention which would cause us to question the accuracy of such representations or statements. Whenever a statement in our opinion is qualified by "to our knowledge" or similar phrase, it is intended to indicate that, during the course of our representation of the Company, no information which would give us current actual knowledge after reasonable investigation has come to the attention of those attorneys in our firm who have rendered legal services in connection with the representation described in the introductory paragraph of this letter (which knowledge is deemed to be derived solely from reading the documents referred to in the immediately preceding paragraph, verbal discussions with executive officers of the Company and review of such of our files as we reasonably believed were relevant in rendering our opinion).

          We have made such investigations of the Federal securities and other laws and the laws of the States of California and New York as we have deemed appropriate and necessary for our opinion, and have not reviewed any other laws. We express no opinion as to the laws of, or the effect or applicability of the laws of any jurisdiction other than the States of California and New York and the Federal securities and other laws.

          Our opinion is also qualified to the extent that (i) the enforceability of any provision of any of the Transaction Documents or any of the rights granted pursuant to any of the Transaction Documents may be subject to or affected by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the rights of creditors generally, and (ii) rights to indemnity under the Transaction Documents may be limited under applicable Federal securities law. The enforceability of any provision of any of the Transaction Documents is also subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and we express no opinion as to the availability of specific performance or any other equitable remedy upon any breach or threatened breach of any of the covenants, warranties or other provisions contained in any of the Transaction Documents.

          In rendering our opinion, we have assumed that (i) the Transaction Documents embody the entire agreement among the various parties thereto with respect to the subject matter thereof and have not been amended by oral or written agreement or by conduct of the parties, and (ii) each of the parties, other than the Company, has duly executed and delivered each such Transaction Document.

          Based upon the foregoing, we are of the opinion that:

     1. The Company and each subsidiary is a corporation validly existing and in good standing under the laws of the state in which is was incorporated, and has the requisite corporate power and authority to conduct its business, and to own, lease and operate its properties, as described in its most recently filed SEC Document. To the best of our knowledge, the Company and each subsidiary is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary and in which the failure to be so qualified or be in good standing would have a Material Adverse Effect.

     2. (a) The Company has the requisite corporate power and authority to execute, deliver, and perform the Transaction Agreements to which it is a party; (b) the execution and delivery of the Transaction Agreements by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by the Company's Board of Directors and no

Purchasers of the Company's Series 1 Bridge Notes
September 29, 2000
Page 3

          further consent or authorization of the Company, its Board of Directors, or its stockholders is required under applicable California law, the Articles of Incorporation or Bylaws of the Company; (c) the Transaction Agreements have been duly executed and delivered by the Company; and (d) the Transaction Agreements constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

     3. The issuance and sale of the Bridge Notes, the Warrants and the Repricing Warrants (collectively, the "Purchased Securities") has been duly authorized by the Company. When issued in accordance with the terms of the Purchase Agreement, the Bridge Notes, the Warrants and Repricing Warrants, will be validly issued and free of all taxes, liens charges and preemptive rights or rights of first refusal with respective to the issuance thereof.

     4. The issuance of the Sovereign Warrants has been duly authorized by the Company. The Sovereign Warrants is validly issued and free of all taxes, liens charges and preemptive rights or rights of first refusal with respective to the issuance thereof.

     5. All shares of Common Stock (the "Underlying Securities") issuable upon conversion of the Series 1 Bridge Notes and exercise of the Warrants, the Repricing Warrants and the Sovereign Warrants have been duly authorized and reserved for issuance and when issued upon conversion of the Bridge Notes or the exercise of the Warrants, the Repricing Warrants or the Sovereign Warrants in accordance with the terms of the Transaction Agreements, the Underlying Shares will be validly issued, fully paid and non-assessable, and free of all taxes, liens, charges and preemptive rights or rights of first refusal, of which we have acknowledge, with respective to the issuance thereof.

     6. As of the date hereof, the authorized and issued capital stock of the Company was as set forth on Schedule 3.3 to the Purchase Agreement. To our knowledge, all of such outstanding shares have been validly issued and are fully paid and nonassessable. Except as disclosed in the Disclosure Schedule, to our knowledge, no shares of Common Stock or Preferred Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in the Disclosure Schedules to the Purchase Agreement, to our knowledge (a) there are no outstanding options, warrants, scrip, rights to subscribe to, calls, or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (b) there are no outstanding debt securities (other than the Bridge Notes), and (c) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the 1933 Act (except the Registration Rights Agreement). To our knowledge, there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Purchased Securities, the Sovereign Warrant of the Underlying Securities in the manner contemplated by the Transaction.

     7. Assuming Purchaser's representations, warranties, and covenants set forth in the Transaction Agreements are true and correct, the Purchased Securities, the Sovereign Warrant and the

Purchasers of the Company's Series 1 Bridge Notes
September 29, 2000
Page 4

          Underlying Securities may be issued to you without registration under the 1933 Act, the securities laws of any state, or the Trust Indenture Act of 1939.

     8. No authorization, approval, or consent of, or filing with, any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market, or the stockholders of the Company, or, to our knowledge, any third party is required to be obtained by the Company to enter into and perform its obligations under the Transaction Agreements or for the issuance and sale of the Purchased Securities, the Sovereign Warrant or and the Underlying Securities as contemplated by the Transaction Agreements.

     9. The execution, delivery, and performance by the Company of the Transaction Agreements, the consummation by the Company of the transactions contemplated thereby and compliance by the Company with the terms thereof does not (a) violate, conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under (i) the Articles of Incorporation or Bylaws of the Company, (ii) any of the Material Agreements or (b) result, in any violation of any law, known to us to be applicable to the Company, or any judgments, orders and decrees of which we are aware.

     10. To our knowledge, there is no action, suit, proceeding, inquiry, or investigation before or by any court, public board or body, or any governmental agency or self-regulatory organization pending or threatened against or affecting the Company.

     11. The Company is not an "investment company" or entity controlled by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

     12. The Stock Pledge Agreement is effective to create, in favor of the Representative, as agent for the Purchasers, a valid security interest in the Pledged Stock listed in Schedule I of the Stock Pledge Agreement under the Uniform Commercial Code as in effect on the date hereof in the State of California. The security interest in such Pledged Stock will, upon creation of such security interest, be perfected by the Representative taking possession of the stock certificates representing the Pledged Stock and will remain perfected so long as the Representative retains possession thereof. Assuming that the Representative takes possession of the stock certificates representing such Pledged Stock in good faith and without notice of any adverse claim and in bearer form or in registered form issued to the Representative or endorsed to the Representative or in blank, the Representative, on behalf of the Purchasers, will acquire its security interest in such Pledged Stock free from adverse claims.

          We have participated in conferences with executive officers and other representatives of the Company and representatives of the independent public accountants for the Company, during which we made inquiries of such executive officers and representatives and discussed the contents of the Company's Annual Report on Form 10-K for the year ended March 31, 2000 (the "Form 10-K"). Although we have not undertaken to determine or verify, independently, and are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Form 10-K, during such conferences no facts came to our attention which would lead us to believe that the Form 10-K at the date they were filed contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that we express no opinion with respect to the financial statements and schedules and other financial and statistical data included or incorporated by reference in the Form 10-K).

Purchasers of the Company's Series 1 Bridge Notes
September 29, 2000
Page 5

          This opinion is addressed to, and only may be relied upon by, you and your counsel in connection with the sale of the Purchased Securities, SovCap Equity Partners, Ltd., as agent under the Pledge Documents and Section 2 of the Purchase Agreement, Sovereign Capital Advisors, LLC, as a consultant to the Company and as holder of the Sovereign Warrants, and Continental Stock Transfer & Trust Company, as the transfer agent of the Common Stock and may not be used or relied upon by any of the foregoing for any other purpose or by any other person for any purpose whatsoever without, in each instance, our prior written consent. It is not to be quoted from, in whole or in part, or otherwise referred to (except in a list of closing documents), nor is it to be furnished to any governmental agency (or a representative thereof), without in each instance our prior written consent.


                                           Very truly yours,



                                          Sichenzia, Ross & Friedman LLP

                               PLEDGE AGREEMENT

     PLEDGE AGREEMENT, dated as of September 29, 2000, between Cumetrix Data Systems Corp., a California corporation (the "Company") and SovCap Equity Partners, Ltd, a corporation organized under the laws of the Bahamas, as Agent (the "Agent") for the purchasers (the "Purchasers") listed from time to time on the Purchaser Signature Pages to the Purchase Agreement (as hereinafter defined).

     A. The Company is issuing, or in the future may issue, up to $1,500,000 principal amount of Series 1 Secured Convertible Bridge Notes (the "Bridge Notes") pursuant to one or more Series 1 Bridge Note and Security Agreements (as modified and supplemented and in effect from time to time, collectively, the "Purchase Agreement").

     B. The obligation of the Purchasers to purchase the Bridge Notes is conditioned upon, among other things, the execution and delivery by the Company of this pledge agreement.

     C. Capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Purchase Agreement.

     Accordingly, the Company and the Agent hereby agree as follows:

     Pledge. As security for the payment and performance in full of the
     ------
Guaranteed Obligations (as defined below), the Company hereby transfers, grants, bargains, sells, conveys, hypothecates, pledges, sets over, endorses over, and delivers unto the Agent, and grants to the Agent, for the benefit of the Purchasers, a security interest in: (a) the shares of capital stock of the Company listed in Schedule I annexed hereto (the "Initial Pledged Stock") and any additional shares of common stock of the Company hereafter pledged by any of the Company in accordance with the Purchase Agreement (collectively, the Initial Pledged Stock together with all such additional shares pledged in the future, the "Pledged Stock"), and (b) subject to Section 5 below, all proceeds of the Pledged Stock, including, without limitation, all cash, securities or other property at any time and from time to time receivable or otherwise distributed in respect of or in exchange for any of or all such Pledged Stock (the items referred to in clauses (a) and (b) being collectively called the "Collateral"). Upon delivery to the Agent, any securities now or hereafter included in the Collateral including, without limitation, the Pledged Stock (the "Pledged Securities") shall be accompanied by undated stock powers duly executed in blank or other instruments of transfer satisfactory to the Agent and by such other instruments and documents as the Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule showing a description of the securities theretofore and then being pledged hereunder, which schedule shall be attached hereto as Schedule I and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered. For purposes of this Agreement, "Guaranteed Obligations" means all Obligations, including, without limitation, all amounts owing by the Company to any Purchaser or the Agent under the Bridge Notes, this Agreement, the Purchase Agreement or any other Transaction Agreement, whether for principal or interest (including, without limitation, interest accruing before, during or after any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding, and, if interest ceases to accrue by operation of law by reason of any such proceeding, interest which otherwise would have accrued in the absence of such proceeding), and in each case whether or not recovery may be or hereafter may become barred by any statute of limitations, whether enforceable or unenforceable as against the Company, now or hereafter existing, or due or to become due (collectively, together with all costs and expenses ("Costs"), including, without limitation, all court costs and reasonable attorneys' fees and expenses, paid or incurred by the Agent (a) in endeavoring to collect all or any part of the Guaranteed Obligations from, or in prosecuting any action against, any the Company or

(b) in endeavoring to realize upon (whether by judicial, nonjudicial or other proceedings) any collateral securing any liabilities of the Company under this Agreement..

     1.   Delivery of Collateral. The Company agrees to deliver promptly or
          ----------------------
cause to be delivered to the Agent any and all Pledged Securities, and any and all certificates or other instruments or documents representing any of the Collateral (together with any necessary endorsement).

     2.   Representations Warranties and Covenants. The Company hereby
          ----------------------------------------
represents, warrants and covenants to and with the Agent that:

          (a) except for the security interest granted to the Agent, the Company (i) is and, subject to the provisions of the Purchase Agreement, will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities that it is pledging hereunder, (ii) holds the Collateral that it is pledging hereunder free and clear of all Liens, charges, encumbrances and security interests of every kind and nature, (iii) will make no assignment, pledge, hypothecation or, subject to the provisions of the Purchase Agreement, transfer of, or create any security interest in, the Collateral that it is pledging hereunder, and (iv) subject to Section 5 below, will cause any and all Collateral, whether for value paid by a the Company or otherwise, to be forthwith deposited with the Agent and pledged or assigned hereunder;

          (b) the Company (i) has good right and legal authority to pledge the Collateral it is pledging hereunder in the manner hereby done or contemplated,
(ii) will not amend, modify or supplement any Pledged Security without the prior written consent of the Agent, and (iii) will defend its title or interest thereto or therein against any and all attachments, liens, claims, encumbrances, security interests or other impediments of any nature, however arising, of all persons whomsoever;

          (c) no consent or approval of any governmental body or regulatory authority or any securities exchange was or is necessary to the validity of the pledge effected hereby;

          (d) by virtue of the execution and delivery by the Company of this Agreement, when the certificates, instruments or other documents representing or evidencing the Collateral are delivered to the Agent in accordance with this Agreement, the Agent will obtain a valid and perfected first lien upon and security interest in such Collateral as security for the repayment of the Guaranteed Obligations, prior to all other liens and encumbrances thereon and security interests therein;

          (e) the pledge effected hereby is effective to vest in the Agent the rights of the Agent in the Collateral as set forth herein; and

          (f) all representations, warranties and covenants of the Company contained in this Agreement shall survive the execution, delivery and performance of this Agreement until the termination of this Agreement pursuant to Section 14 hereof.

     3.   Registration in Nominee Name; Denominations. Upon the occurrence and
          -------------------------------------------
during the continuance of an Event of Default, the Agent shall have the right (in its sole and absolute discretion with subsequent notice to the Company) to transfer to or to register the Pledged Securities in its own name or the name of its nominee. In addition, the Agent shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

     4.   Voting Rights; Dividends; etc.
          -----------------------------

          (a) Unless and until an Event of Default hereunder shall have occurred and be continuing:

               (i) The Company shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of Pledged Securities or any part thereof for any purpose not inconsistent with the terms of this Agreement and the Purchase Agreement provided that such action would not adversely affect the rights inuring to the Agent or the Purchasers under this Agreement or the Purchase Agreement or adversely affect the rights and remedies of the Agent or the Purchasers under this Agreement or the Purchase Agreement or the ability of the Agent or the Purchasers to exercise the same.

               (ii) The Agent shall execute and deliver to the Company, or cause to be executed and delivered to the Company, all such proxies, powers of attorney, and other instruments as the Company may reasonably request for the purpose of enabling the Company to exercise the voting and/or consensual rights and powers which they are entitled to exercise pursuant to subparagraph (i) above.

               (iii) The Company shall be entitled to receive and retain any and all cash dividends paid on the Pledged Securities only to the extent that such cash dividends are permitted by, and otherwise paid in accordance with the terms and conditions of, Section 7.3 of the Purchase Agreement and applicable laws. Any and all (a) noncash dividends, (b) stock or dividends paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution, and (c) instruments, securities, other distributions in property, return of capital, capital surplus or paid-in surplus or other distributions made on or in respect of Pledged Securities (other than dividends permitted by this Section 5(a)(iii)), whether paid or payable in cash or otherwise, whether resulting from a subdivision, combination or reclassification of the outstanding capital stock of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by the Company, shall not be commingled by any the Company with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Agent and the Purchasers and shall be forthwith delivered to the Agent in the same form as so received (with any necessary endorsement).

          (b) Upon the occurrence and during the continuance of an Event of Default, all rights of any the Company to receive any dividends which the Company is authorized to receive pursuant to paragraph (a)(iii) of this Section 5 shall cease, and all such rights shall thereupon become vested in the Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends. All dividends which are received by any the Company contrary to the provisions of this Section 5(b) shall be received in trust for the benefit of the Agent, shall be segregated from other property or funds of the Company and shall be forthwith delivered to the Agent as Collateral in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Agent pursuant to the provisions of this Section 5 shall be retained by the Agent in an account to be established by the Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 8 hereof.

          (c) Upon the occurrence and during the continuance of an Event of Default, all rights of the Company to exercise the voting and consensual rights and powers which it is entitled to exercise pursuant to Section 5(a)(i) shall cease, and all such rights shall thereupon become vested in the Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers.

     6.   Issuance of Additional Stock. The Company agrees that it will not
          ----------------------------
issue any stock or other securities, whether in addition to, by stock dividend or other distribution upon, or in substitution for, the Pledged Securities or otherwise.

     7.   Remedies Upon Event of Default. If an Event of Default shall have
          ------------------------------
occurred and be continuing and the Guaranteed Obligations shall not have been paid in full, the Agent may sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker's board or on any securities exchange, for cash, upon credit or for future delivery as the Agent shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Company, and the Company hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which the Company now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

          The Agent shall give the Company 10 days' written notice (which the Company agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in New York on the date hereof) of the Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker's board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Agent may (in its sole and absolute discretion) determine. The Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Agent until the sale price is paid by the purchaser or purchasers thereof, but the Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section 7, Agent or any Purchaser may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay or appraisal on the part of the Company (all said rights being also hereby waived and released to the extent permitted by law), with respect to the Collateral or any part thereof offered for sale and Agent or any such Purchaser may make payment on account thereof by using any claim then due and payable to Agent or any such Purchaser from the Company as a credit against the purchase price, and Agent or any such Purchaser may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Company therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Agent shall be free to carry out such sale and purchase pursuant to such agreement, and the Company shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Guaranteed Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

     8.   Application of Proceeds of Sale. The proceeds of any sale of
          -------------------------------
Collateral, as well as any Collateral consisting of cash, shall be applied by the Agent in the following order:

               (1) to the reasonable expenses incurred in effecting such recovery or in enforcing any right or remedy under this Agreement, the Guaranty or any of the other Transaction Agreements, and any other expenses theretofore incurred by the Agent and not previously reimbursed by the Company;

               (2) to accrued interest, payable by the Company, according to Purchaser's Proportionate Share of the accrued interest on the Bridge Notes; and

               (3) to the unpaid principal of the Bridge Notes with each Purchaser receiving such Purchaser's Proportionate Share of such principal.

               (4) after all amounts required to be paid pursuant to this Agreement have been paid in full, to the payment to the Company or their heirs, executors, administrators, successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

     9.   Agent Appointed Attorney-In-Fact. The Company hereby appoints the
          --------------------------------
Agent its attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Agent's name or in the name of the Company, to ask for, demand, sue for, collect, receive receipt and give acquittance for any and all moneys due or to become due and under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the applicable the Company representing any interest or dividend, or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Agent or the Purchasers to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Agent or the Purchasers, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Agent or the Purchasers or omitted to be taken with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Company or to any claim or action against the Agent or the Purchasers in the absence of the gross negligence or willful misconduct of the Agent or the Purchasers.

     10.  No Waiver. No failure on the part of the Agent to exercise, and no
          ---------
delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by the Agent preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Agent and the Purchasers shall not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver shall be in writing and signed by such parties.

     11.  Registration, etc. The Company agrees that, upon the occurrence and
          -----------------
during the continuance of an Event of Default hereunder, if for any reason the Agent desires to sell any of the Pledged Securities at a public sale, it will, at any time and from time to time, upon the written request of the Agent, take or to cause the issuer of such Pledged Securities to take such action and to prepare, distribute and/or file such documents, as are required or advisable in the opinion of counsel for the Agent to permit the public sale of such Pledged Securities. The Company further agrees to indemnify, defend and hold harmless the Agent and the Purchasers and any underwriter and their respective officers, directors, affiliates and controlling persons (within the meaning of Section 20 of the Securities Exchange Act of 1934) from and against all loss, liability, expenses, costs, fees and disbursements of counsel (including, without limitation, a reasonable estimate of the cost to the Agent of legal counsel), and claims (including the costs of investigation) which they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same arises out of any untrue statement or omission based upon information furnished in writing to the Company or the issuer of such Pledged Securities by the Agent, any Purchaser or the underwriter expressly for use therein. The Agent (with respect to such information furnished by it) or such Purchaser (with respect to such information furnished by it) shall indemnify, defend and hold harmless the Company or the issuer or such Pledged Securities and their respective officers, directors, affiliates and controlling persons (within the meaning of Section 20 of the Securities Exchange Act of 1934) upon the same terms as are applicable to the Company pursuant hereto. The Company further agrees to use its best efforts to qualify, file or register, or cause the issuer of such Pledged Securities to qualify, file or register, any of the Pledged Securities under the blue sky or other securities laws of such states as may be requested by the Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. The Company will bear all costs and expenses of carrying out its obligations under this Section 11. The Company acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 11 and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section 11 may be specifically enforced.

     12.  Security Interest Absolute. All rights of the Agent hereunder, the
          --------------------------
grant of a security interest in the Collateral and all obligations of the Company hereunder, shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of any of the Transaction Agreements, any agreement with respect to any of the Guaranteed Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to any departure from any of the Transaction Agreements or any other agreement or instrument, (iii) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guarantee, for all or any of the Guaranteed Obligations or (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Company in respect of the Guaranteed Obligations or in respect of this Agreement.

     13.  Agent's Fees and Expenses. The Company shall, upon demand, pay to the
          -------------------------
Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts or agents which the Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Agent hereunder, or (iv) the failure by the Company to perform or observe any of the provisions hereof. In addition, the Company shall indemnify and hold the Agent and the Purchasers harmless from and against any and all liability incurred by the Agent or the Purchasers hereunder or in connection herewith, unless such liability shall be due to the gross negligence or willful misconduct of the Agent or the Purchasers, as the case may be. Any such amounts payable as provided hereunder or thereunder shall be additional Guaranteed Obligations secured hereby and by the Purchase Agreement.

     14.  Termination. This Agreement shall terminate when all the Bridge Notes
          -----------
or converted into shares of Common Stock and the other Guaranteed Obligations have been fully and indefeasibly paid in cash, at which time the Agent shall reassign and deliver to the Company, or to such person or persons as the Company shall designate, against receipt, such of the Collateral (if any) as shall not have been sold or as is otherwise still be held by it hereunder, together with appropriate instruments of reassignment and release; provided, however, that all indemnities of the Company contained in this Agreement shall survive, and remain operative and in full force and effect regardless of, the termination of this Agreement. Any such reassignment shall be without recourse to or warranty by the Agent and at the expense of the Company.

     15.  Notices. Any notice, consent, waiver, or other communication required
          -------
or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile, provided, that a copy is mailed by U.S. certified mail, return receipt requested, (c) three (3) days after being sent by U.S. certified mail, return receipt requested, or (d) one
(1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

          (a) if to the Company,., 957 Lawson Street, Industry, California 91748, Facsimile: (626) 965-8159, with a copy (which shall not constitute notice) to Sichenzia, Ross & Friedman LLP, 135 West 5oth Street, 20/th/ Floor, New York, New York 10020; Attention: Marc J. Ross, Esq., Facsimile (212) 664-7329.

          (b) if to the Agent, to c/o Lion Corporate Securities Ltd., Cumberland House #27, Cumberland Street, P.O. Box N-10818, Nassau, New Providence, The Bahamas, Attention: Barry Herman; with copies (which shall not constitute notice) to SovCap Investment Management Group, LLC, 3340 Peachtree Road, N.E., Suite 2320, Atlanta, Georgia 30326, Attention: Paul Hamm, Facsimile: (404) 812-3738; and Warshaw Burstein Cohen Schlesinger & Kuh, LLP, 555 Fifth Avenue, New York, New York 10017, Attention: Michael D. Schwamm, Esq., Facsimile (212) 972-9150; and

          (c) if to any Purchaser, at the address set forth below its name on such Purchaser's Signature Page to the Purchase Agreement, to the such Purchaser's legal counsel as set forth on such Purchaser's Signature Page to the Purchase Agreement.

Each party shall provide five (5) days prior written notice to the other party of any change in address or facsimile number.

     16.  Further Assurances. The Company agrees to do such further acts and
          ------------------
things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Agent its rights and remedies hereunder.

     17.  Binding Agreement; Assignments. This Agreement, and the terms,
          ------------------------------
covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company shall not be permitted to assign this Agreement or any interest herein or in the Collateral, or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral, or any part thereof, or any cash or property held by the Agent as Collateral under this Agreement.

     18.  Governing Law. The corporate laws of the State of California shall
          -------------
govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

     19.  Entire Agreement; Waiver of Jury Trial, etc.
          -------------------------------------------

          (a) This Agreement and the other Transaction Agreements constitute the entire contract between the parties hereto relative to the subject matter hereof. Any previous agreement among the parties hereto with respect to the transactions contemplated by the Purchase Agreement is superseded by this Agreement, the Purchase Agreement and the other Transaction Agreements. Except as expressly provided herein or in the other Transaction Agreements, nothing in this Agreement or in the other Transaction Agreements, expressed or implied, is intended to confer upon any party, other than the parties hereto, any rights, remedies, obligations or liabilities under or by reason of this Agreement the other Transaction Agreements.

          (b) Except as prohibited by law, each party hereto hereby waives any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement and the other Transaction Agreements.

          (c) Except as prohibited by law, each party hereto hereby waives any right it may have to claim or recover in any litigation referred to in paragraph
(b) of this Section 19, any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages.

          (d) Each party hereto (i) certifies that no representative, agent or attorney of the Agent or any Purchaser has represented, expressly or otherwise, that the Agent or such Purchaser would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that it has been induced to enter into this Agreement or the other Transaction Agreements, as applicable, by, among other things, the mutual waivers and certifications herein.

     20.  Successors and Assigns. This Agreement shall be binding upon and inure
          ----------------------
to the benefit of the respective heirs, executors, administrators, successors and permitted assigns of each Guarantor, the Agent and the Purchasers.

     21.  Waivers, Amendments, etc. The provisions contained herein are for the
          ------------------------
benefit of the Purchasers and their respective successors and assigns and may not be rescinded or canceled or modified in any way, nor, unless otherwise expressly provided for herein, may any provision of this Agreement be waived or changed without the express prior written consent thereto of the Agent.

     22.  Survival. All covenants, agreements, representations and warranties
          --------
made by the Company herein and in the certificates or other instruments prepared or delivered in connection with this Agreement shall be considered to have been relied upon by the Purchasers and shall survive the purchase by the Purchasers of Bridge Notes and the execution and delivery to the Purchasers of the Purchase Agreement.

     23.  Counterparts; Facsimile Signatures. This Agreement may be executed in
          ----------------------------------
counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective when copies hereof which, when taken together, bear the signatures of each of the parties hereto shall be delivered to the Agent. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed signature page hereto.

     24.  Severability. In case any one or more of the provisions contained in
          ------------
this Agreement should be invalid, illegal or unenforceable in any respect, the remaining provisions contained herein shall not in any way be affected or impaired.

     25.  Joint and Several Obligations. The obligations of each of the
          -----------------------------
Guarantors contained herein shall be joint and several.

     26.  Section Headings. Section headings used herein are for convenience of
          ----------------
reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge Agreement as of the day and year first above written.


                      [Signatures on the following page]

                          THE COMPANY SIGNATURE PAGE
                                      TO
                               PLEDGE AGREEMENT


                                             THE COMPANY:



                                             CUMETRIX DATA SYSTEMS CORP.


                                             By: /s/ Max Toghraie
                                                 ------------------------------
                                                Name: Max Toghraie
                                                Title: CEO

                             AGENT SIGNATURE PAGE
                                      TO
                               PLEDGE AGREEMENT


                                                AGENT:

                                                SOVCAP EQUITY PARTNERS, LTD.,
                                                 as Agent



                                                By:_________________________
                                                   Name:
                                                   Title:

                                  SCHEDULE I
                              TO PLEDGE AGREEMENT



-------------------------------------------------------------------------------------------
Pledgor                         Class of Stock   Stock Certificate No(s).  Number of Shares
-------------------------------------------------------------------------------------------
Cumetrix Data Systems Corp.      Common Stock
-------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------

NEITHER THIS NOTE NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND NEITHER MAY BE SOLD OR OTHERWISE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) THE COMPANY SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

                          CUMETRIX DATA SYSTEMS CORP.


                        SERIES 1 BRIDGE FINANCING NOTE

No. S1BFN-__                     $___,000.00                September 29, 2000

     CUMETRIX DATA SYSTEMS CORP., a California corporation (such corporation, or any successor permitted hereunder, the "Company"), for value received, hereby promises to pay to [HOLDER NAME], a [resident of the State of] ______ [corporation] [limited liability company] or any subsequent holder hereof (such holder or any registered assignee, the "Holder"), upon demand (the "Demand Date") of Holder, at any time after one hundred eighty (180) days following the Original Issue Date (as defined below), the principal sum of ___ THOUSAND DOLLARS (US $____,000.00), and to pay interest on such principal sum, at the rate of eight percent (8%) per annum (the "Note Rate") from the Original Issue Date (as defined below) until the Demand Date and at the rate of twelve percent (12%) per annum (the "Default Rate") on and after the Demand Date until payment of all principal, premium, and accrued and unpaid interest has been paid in full. All such interest shall be computed on the basis of the actual number of days elapsed during any interest period in a year of 360 days. The date on which this Series 1 Bridge Note shall have first been issued is referred to herein as the "Original Issue Date."

     Section 1. Description. This Series 1 Bridge Note is one of a series of Series 1 Bridge Financing Notes that have been authorized by the Company (the "Series 1 Bridge Notes") and are alike except for principal amount and issue date, and are in registered form. This Series 1 Bridge Note is convertible, into shares of the Company's common stock, without par value (the "Common Stock"), as provided herein, and, effective upon any such conversion, the Common Stock so issued shall be subject to all terms and conditions and shall enjoy all rights, privileges, and preferences applicable to such Common Stock under the Company's Articles of Incorporation (the "Certificate of Incorporation"). The shares of Common Stock issuable upon conversion of this Series 1 Bridge Note (the "Conversion Shares") are entitled to registration rights pursuant to a Registration Rights Agreement dated as of September 29, 2000 (the "Registration Rights Agreement"). The Series 1 Bridge Notes are secured by certain collateral having a value of approximately 200% of the aggregate principal amount of all of the Series 1 Bridge Notes issued pursuant to the terms of (i) a Series 1 Bridge Note Purchase and Security Agreement dated as of September 29, 2000 (the "Purchase Agreement"), and (ii) a Pledge Agreement dated as of September 29, 2000, and are otherwise entitled to all of the rights and benefits thereunder.

     Section 2. Office for Registration and Conversion. The Company shall maintain an office where this Series 1 Bridge Note shall be surrendered or presented for registration of transfers or exchanges and conversions. This office will initially be located at the offices of the Company at 957 Lawson Street, Industry, California 91748. The Company shall keep a register of the Series 1 Bridge Notes and of their transfer and exchange, including the names and addresses of Holders of the Series 1 Bridge Notes. Holder shall give the Company notice of any change in Holder's address to the office indicated in this
Section 2. Upon two (2) Business Days written request, the Company shall permit Holder or its duly authorized representatives to inspect such register. Upon written notice to Holder, the Company may change the address of the office to be maintained by the Company pursuant to this

Section 2 or appoint one or more co-registrars, stock registrars, paying agents, or conversion agents to assist the Company in performing its functions under the Series 1 Bridge Notes.

     Section 3.     Redemption; Conversion.

          (a) Redemption by Conversion at the Option of the Company. At any time and from time to time on or prior to the Demand Date and provided that on the Redemption Date (as defined below) a registration statement (a "Registration Statement") under the Securities Act of 1933 (the "Securities Act") is effective covering the resale by Holder of all of the Conversion Shares, the Company may, at its option, redeem the then outstanding principal amount of this Series 1 Bridge Note at the Demand Date Redemption Price (as defined below) by conversion of this Series 1 Bridge Note into such number of shares of Common Stock as is specified in Section 5. To effect a redemption pursuant to this Section 3(a), the Company shall give notice (a "Company Conversion Notice") to Holder, which notice shall state that the Company has elected to pay the redemption price by conversion of this Series 1 Bridge Note into Common Stock. Within two (2) Business Days of the date of the Company Conversion Notice, the Company shall tender to Holder, as specified in the Company Conversion Notice, Conversion Shares (in the manner contemplated by
Section 6). The "Demand Date Redemption Price" shall be equal to 120.0% of the then outstanding principal amount of this Series 1 Bridge Note plus accrued and unpaid interest thereon through and including the date the payment is disbursed (whether by issuance of Conversion Shares or a payment in cash).

          (b) Redemption at the Option of Holder. At any time and from time to time after the Demand Date, Holder may, at its option, make demand to the Company to redeem, all or any part of the then outstanding principal under this Series 1 Bridge Note at a price equal to Demand Date Redemption Price. Such demand shall specify Holder's election to accept payment of the redemption price in cash or by conversion of this Series 1 Bridge Note into such number of shares of Common Stock as is specified in Section 5. Within two (2) Business Days of the date of such notice, the Company shall tender to Holder, as specified in Holder's notice, either (A) cash or (B) Conversion Shares (in the manner contemplated by Section 6). The date of any redemption under either paragraph
(a) or (b) above shall be referred to as a "Redemption Date."

          (c) Cash Redemption at the Option of the Company. At any time and from time to time on or prior to the Demand Date, the Company may, at its option, redeem (such redemption being the "Voluntary Redemption"), all or a portion of this Series 1 Bridge Note for cash, under and in accordance with the following terms and procedures:

                    (i) The redemption price shall equal that portion of the principal of this Series 1 Bridge Note being redeemed multiplied by the redemption premium set forth below plus all accrued and unpaid interest on the principal amount of that portion of this Series 1 Bridge Note being redeemed (the "Voluntary Redemption Price") through and including the Voluntary Redemption Date (as defined below):

     Redemption Date                                                                  Redemption Premium
     Original Issue Date through and including the 45th day after the Original                 105.0%
     Issue Date

     46th day after the Original Issue Date through and including the 90th day                 110.0%
     after the Original Issue Date

     91st day after the Original Issue Date through and including the 135th day                115.0%
     after the Original Issue Date

     136th day after the Original Issue Date through and including the 180th                   120.0%
     day after the Original Issue Date

                    (ii) At least ten (10) days prior to a Voluntary Redemption, the Company shall mail a notice of redemption to Holder, stating (A) the redemption date, which shall be a business day in New York, New York (the "Voluntary Redemption Date"), (B) the aggregate principal amount of this Series 1 Bridge Note to be redeemed, (C) the Voluntary Redemption Price, and (D) the name and address of the person to whom this Series 1 Bridge Note must be presented to receive payment if required pursuant to subparagraph (iv) below. Once notice of redemption is mailed and the Company shall have complied with subparagraph (iii) below, the Voluntary Redemption Price shall become due and payable on the Voluntary Redemption Date.

                    (iii) On or before the third (3rd) day prior to the Voluntary Redemption Date, the Company shall deposit into a bank trust account for the benefit of Holder money sufficient to pay the Redemption Price and all accrued and unpaid interest.

                    (iv) The Company may, at its option, require as a condition to the receipt of a payment pursuant to this Section 3(c) that Holder present the Series 1 Bridge Notes to the bank specified in subparagraph
     (ii) above for surrender.

               (d) Issuance of Repricing Warrants. Upon issuance of any shares of Common Stock to Holder upon redemption or conversion of all or any portion of this Series 1 Bridge Note, Holder shall be entitled to receive Repricing Warrants in accordance with the Repricing Warrant attached hereto as Attachment 1.

     Section 4.     Method of Payment.

          (a) Interest accruing through and including the Demand Date shall be computed at the Note Rate. Interest accruing after the Demand Date shall be computed at the Default Rate. Accrued and unpaid interest shall be due and payable at the time the principal of, and premium, if any, on this Series 1 Bridge Note is paid. All such interest shall be computed on the basis of the actual number of days elapsed during any interest period in a year of 360 days. Interest shall begin to accrue on the Original Issue Date. Notwithstanding anything to the contrary contained in this Note, interest, including any amounts may be considered interest, shall not accrue or be payable at a rate in excess of the maximum amount payable by law.

          (b) The Company shall pay interest and principal on this Series 1 Bridge Note (except defaulted interest) to registered Holder on the day on which the interest or principal payment is due.

          (c) The Company shall pay interest by check payable in money of the United States of America that at the time of payment is legal tender for public and private debts. Payments of interest shall be mailed to Holder's address shown in the register maintained pursuant to Section 2; provided, however, that with respect to the final payment of principal and accrued and unpaid interest necessary to pay this Series 1 Bridge Note in full, to receive such payment Holder must surrender this Series 1 Bridge Note for cancellation to the Company or to a paying agent appointed by the Company. Principal and interest shall be considered paid on the date due, and no interest shall accrue thereafter, if there is on deposit on that date, in a bank trust account for the benefit of Holder, money sufficient to pay the Redemption Price and all accrued and unpaid interest due under this Series 1 Bridge Note.

     Section 5.     Conversion Price and Adjustments.

          (a) At any time after the Demand Date, Holder may convert all or any portion of the principal amount of this Series 1 Bridge Note into shares of Common Stock.

          (b) If Holder elects to convert less than the full principal amount of this Series 1 Bridge Note, such conversion shall be permitted only in one hundred (100) share increments unless the Company has given its contemporaneous consent to conversion of an odd lot. The provisions hereof that apply to conversion of the entire principal amount of this Series 1 Bridge Note shall also apply to conversion of a portion of the principal amount. Upon surrender of the Series 1 Bridge Note for conversion in part, the Company shall issue new Series 1 Bridge Notes in substantially the same form as this Series 1 Bridge Note, except that the principal amount shall be reduced by the principal amount so converted (exclusive of the redemption premium).

          (c) The number of shares of Common Stock (rounded up to the nearest whole number) issuable in payment of the Mandatory Redemption Price or the Voluntary Redemption Price (the applicable redemption price hereinafter referred to as, the "Redemption Price") shall be equal to the quotient of the applicable Redemption Price divided by $2.00 (the "Conversion Price").

          (d) Accrued and unpaid interest shall be included in computing the number of Conversion Shares issuable upon conversion of this Series 1 Bridge Note. Interest shall cease to accrue on that portion of the Redemption Price converted from and after the Conversion Date.

     Section 6.     Procedures for Conversion, and Issuance of Conversion
Shares.

          (a) Holders' Delivery Requirements. To convert this Series 1 Bridge Note into Common Stock pursuant to the provisions of Section 5, Holder shall (A) deliver or transmit by facsimile, a copy of a fully executed notice of conversion in the form attached hereto as Exhibit A (the "Holder Conversion Notice") to the Company or its designated Transfer Agent, and (B) surrender to a common carrier for delivery to the Company or the Transfer Agent as soon as practicable following such date, the original Series 1 Bridge Note being converted (or an indemnification undertaking with respect to such Note in the case of the loss, theft, or destruction of the Series 1 Bridge Note) and the originally executed Holder Conversion Notice. The date the Company receives the Holder Conversion Note and this Series 1 Bridge
Note is hereinafter referred to as, the "Conversion Date."

          (b) Company's Response. Upon receipt by the Company of a facsimile copy of a Holder Conversion Notice, the Company shall immediately send, via Facsimile, a confirmation of receipt of such Holder Conversion Notice to Holder. Upon receipt by the Company or the Transfer Agent of the Series 1 Bridge Note to be converted pursuant to a Holder Conversion Notice, together with the originally executed Holder Conversion Notice, the Company or the Transfer Agent (as applicable) shall, within two (2) Business Days following the date of receipt, (A) issue and surrender to a common carrier for overnight delivery to the address as specified in the Holder Conversion Notice, a certificate, registered in the name of Holder or its designee, for the number of shares of Common Stock to which Holder shall be entitled or (B) credit the aggregate number of shares of Common Stock to which such Holder shall be entitled to Holder's or its designee's balance account at The Depository Trust Company and if less than the full principal amount of this Series 1 Bridge Note is being surrendered, return to the Holder a new Series 1 Bridge Note on the same terms for the unconverted balance of the principal amount hereof..

          (c) Record Holder. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of this Series 1 Bridge Note shall be treated for all purposes as the "Record Holder" or Holder of such shares of Common Stock on the Conversion Date.

          (d) Company's Failure to Timely Convert. If the Company shall fail to issue, or cause the issuance, to Holder a certificate for the number of shares of Common Stock to which each Holder is entitled upon Holder's conversion of this Series 1 Bridge Note within four (4) Business Days following (i) the date of receipt by the Company of a Holder Conversion Notice in the event of a voluntary conversion by Holder pursuant to Section 3(b) or 5 or (ii) the date of the Company Conversion Note, in the event of conversion at the option of the Company pursuant to Section 3(a); (collectively, a "Conversion Event"), then, in addition to all other available remedies which such Holder may pursue hereunder and under the Purchase Agreement between the Company and the initial holder of this Series 1 Bridge Note (including indemnification pursuant to Section 6.18 thereof), the Company shall pay as additional damages to Holder on each day after the date of receipt by the Company for the Conversion Notice or the date of the Conversion Event until the Conversion Shares are received by Holder, an amount equal to 1.0% of the product of (A) the number of shares of Common Stock not issued to Holder and to which Holder is entitled multiplied by (B) the Closing Bid Price of the Common Stock on the Business Day following the date of receipt by the Company of the Conversion Notice or the date of the Conversion Event. Such damages shall be computed and due and payable daily. The foregoing notwithstanding, Holder at its option may withdraw a Conversion Notice, and remain a holder of this Series 1 Bridge Note, if Holder has otherwise complied with this Section 6.

          (e) Adjustments to Conversion Price. If (i) any of the events set forth in Section 7 shall occur which requires a adjustment to the Conversion Price and (ii) either a Company Conversion Notice or Holder Conversion Notice (collectively, a "Conversion Notice") has been delivered requiring the delivery of shares of Common Stock within one (1) day of the effective date of such event, the Company may defer issuing, delivering, or paying to Holder any additional shares of Common Stock or check for any cash remainder required by reason of such adjustment until the occurrence of such event; provided, however, that the Company delivers to Holder a due bill or other appropriate instrument evidencing Holders' right to receive such additional shares or check upon the occurrence of the event giving rise to the adjustment.

          (f) Reservation of Conversion Shares. Until such time as this Series 1 Bridge Note has been fully redeemed, the Company shall reserve out of its authorized but unissued Common Stock enough shares of Common Stock to permit the conversion of the entire unpaid principal amount of this Series 1 Bridge Note and all accrued and unpaid interest due on this Series 1 Bridge Note at any time. All shares of Common Stock issued upon conversion of this Series 1 Bridge Note shall be fully paid and nonassessable. The Company covenants that if any shares of Common Stock, required to be reserved for purposes of conversion of this Series 1 Bridge Note hereunder, require registration with or approval of any governmental authority under any federal or state law or listing upon any national securities exchange before such shares may be issued upon conversion, the Company shall in good faith, as expeditiously as possible, endeavor to cause such shares to be duly registered, approved or listed, as the case may be.

     Section 7. Adjustments to Conversion Price. The Conversion Price shall be subject to adjustment from time to time as follows:

          (a) In the event the Company is a party to a consolidation, share exchange, or merger, or the sale of all or substantially all of the assets of the Company to, any person, or in the case of any consolidation or merger of another corporation into the Company in which the Company is the surviving corporation, and in which there is a reclassification or change of the shares of Common Stock of the Company, this Series 1 Bridge Note shall after such consolidation, share exchange, merger, or sale be exercisable for the kind and number of securities or amount and kind of property of the Company or the corporation or other entity resulting from such share exchange, merger, or consolidation, or to which such sale shall be made, as the case may be (the "Successor Company"), to which a holder of the number of shares of Common Stock deliverable upon the conversion (immediately prior to the time of such consolidation, share exchange, merger, or sale) of this Series 1 Bridge Note would have been entitled upon such consolidation, share exchange, merger, or sale; and in any such case appropriate adjustments shall be made in the application of the provisions set forth herein with respect to the rights and interests of the registered Holder, such that the provisions set forth herein shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to the number and kind of securities or the type and amount of property thereafter deliverable upon the exercise of this Series 1 Bridge Note. The above provisions shall similarly apply to successive consolidations, share exchanges, mergers, and sales. Any adjustment required by this Section 7(a) because of a consolidation, share exchange, merger, or sale shall be set forth in an undertaking delivered to the registered Holder and executed by the Successor Company which provides that Holder shall have the right upon conversion of this Series 1 Bridge Note to receive the kind and number of securities or amount and kind of property of the Successor Company or to which the holder of a number of shares of Common Stock deliverable upon conversion (immediately prior to the time of such consolidation, share exchange, merger, or sale) of this Series 1 Bridge Note would have been entitled upon such consolidation, share exchange, merger, or sale.

          (b) In the event the Company should at any time, or from time to time after the Original Issue Date, fix a record date for the effectuation of a stock split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock, or securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of

     Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split, or subdivision if no record date is fixed), the number of shares of Common Stock issuable upon conversion hereof shall be proportionately increased by the same proportion as the increase in the number of outstanding Common Stock Equivalents of the Company resulting from the dividend, distribution, split, or subdivision. Notwithstanding the preceding sentence, no adjustment shall be made to decrease the Conversion Price below $.001 per share.

          (c) In the event the Company should at any time or from time to time after the Original Issue Date, fix a record date for the effectuation of a reverse stock split, or a transaction having a similar effect on the number of outstanding shares of Common Stock of the Company, then, as of such record date (or the date of such reverse stock split or similar transaction if no record date is fixed), the number of shares of Common Stock issuable upon the conversion hereof shall be proportionately decreased by the same proportion as the decrease of the number of outstanding Common Stock Equivalents resulting from the reverse stock split or similar transaction.

          (d) In the event the Company should at any time or from time to time after the Original Issue Date, fix a record date for a reclassification of its Common Stock, then, as of such record date (or the date of the reclassification if no record date is set), this Series 1 Bridge Note shall thereafter be convertible into such number and kind of securities as would have been issuable as the result of such reclassification to a holder of a number of shares of Common Stock equal to the number of shares of Common Stock issuable upon the conversion hereof immediately prior to such reclassification.

          (e) The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, issue, or sale of securities, sale of assets or any other voluntary action, void or seek to avoid the observance or performance of any of the terms of the Series 1 Bridge Note, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Company (x) will not create a par value of any share of stock receivable upon the exercise of the Series 1 Bridge Note above the amount payable therefor upon such exercise, and (y) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares upon the exercise of the Series 1 Bridge Note.

     Section 8. Notices. The Company shall give the following notices at the times specified:

          (a) Immediately upon any adjustment of the Conversion Price, the Company will give notice thereof to Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

          (b) The Company will give notice to Holder, at least twenty (20) days prior to the date on which the Company closes its books or takes a record (i) with respect to any dividend or distribution upon the Common Stock, (ii) with respect to any pro rata subscription offer to Holder of Common Stock, or (iii) for determining rights to vote with respect to any dissolution, or liquidation or with respect to any of the events specified in Section 7(a)

          (c) The Company will also give written notice to Holder at least twenty (20) days prior to the date on which any of the events specified in
     Section 7(a) or any dissolution, or liquidation will take place.

     Section 9. Successors to the Company. The Company shall not consolidate or merge with or into, or sell all or substantially all of its assets to, any person unless: (i) the person is a corporation; (ii) such person executes, and mails to Holder a copy of, an instrument by which such person or an affiliate assumes the due and punctual payment of the principal of and interest on this Series 1 Bridge Note and the performance and observance of all the obligations of the Company under this Series1 Bridge Note; and (iii) immediately after giving effect to the transaction, no Event of Default or event which after notice or lapse of time or both would become an Event of Default shall have occurred. Upon compliance with this Section 9, the Successor Corporation shall succeed to and be substituted for the Company under this Series 1 Bridge Note with the same effect as if the Successor Corporation had been named as the Company herein. Nothing in this Series 1 Bridge Note shall prevent any consolidation or merger in which the Company is the surviving corporation, or any acquisition by the Company by purchase or otherwise of all or any part of the assets of any other person, and no such consolidation, merger, or acquisition shall require compliance with this Section 9.

     Section 10.    Events of Default and Remedies.

          (a)       As used herein, an "Event of Default" occurs if:

                    (i) the Company defaults in the payment of principal and/or interest when the same becomes due and payable.

                    (ii) the Company fails to comply with any other provision contained in this Series 1 Bridge Note, the Purchase Agreement, the Warrant, the Repricing Warrant, or the Registration Rights Agreement, and such failure is not cured within five (5) days after the Company receives written demand from Holder to remedy the same;

                    (iii) the Company defaults in any payment of principal of or interest on any Debt (excluding trade payables) in excess of $250,000 beyond any period of grace provided with respect thereto and the effect of such failure is to cause the payee of such Debt to accelerate the Debt such that such Debt becomes due prior to its stated maturity;

                    (iv) any representation or warranty made in writing by or on behalf of the Company in the Purchase Agreement, the Registration Rights Agreement or the Escrow Agreement or in any writing furnished in connection therewith or in connection with the transactions contemplated by the Purchase Agreement shall be false in any material respect on the date as of which made;

                    (v) the Company makes an assignment for the benefit of creditors or is generally not paying its debts as such debts become due;

                    (vi) any order or decree for relief in respect of the Company is entered under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution, or liquidation or similar law, whether now or hereafter in effect (herein called the "Bankruptcy Law"), of any jurisdiction;

                    (vii) the Company petitions or applies to any tribunal for, or consents to, the appointment of, or taking possession by, a trustee, receiver, custodian, liquidation, or similar official of the Company, or of any substantial part of the assets of the Company, or commences a voluntary case under the Bankruptcy Law of the United States or any proceedings relating to the Company under the Bankruptcy Law of any other jurisdiction;

               (viii) any petition or application described in Section 10(a)(vi) above is filed, or any such proceedings are commenced, against the Company and the Company by any act indicates its approval thereof, consent thereto or acquiescence therein, or an order, judgment or decree is entered appointing any such trustee, receiver, custodian, liquidator, or similar official, or approving the petition in any such proceedings, and such order, judgment, or decree remains unstayed and in effect for more than sixty (60) days;

               (ix) any order, judgment, or decree is entered in any proceedings against the Company decreeing the dissolution of the Company and such order, judgment, or decree remains unstayed and in effect for more than sixty (60) days; or

               (x) a final judgment (not fully covered by insurance) in an amount in excess of $250,000 is rendered against the Company and, within ten (10) Business Days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within ten (10) days after the expiration of any such stay, such judgment is not discharged.

          (b) Upon the occurrence of an Event of Default described in subsection (vi), (vii), or (viii) of Section 10(a), the principal of and accrued interest on this Series 1 Bridge Note shall automatically become immediately due and payable, without presentment, demand, protest or other requirements of any kind, all of which are hereby expressly waived by the Company. If any other Event of Default exists, Holder may, in addition to the exercise of any right, power, or remedy permitted to Holder by law, declare (by written notice or notices to the Company) the entire principal of and all interest accrued on this Series 1 Bridge Note to be due and payable, and this Series 1 Bridge Note shall thereupon become immediately due and payable, without presentment, demand, protest, or other notice of any kind, all of which are hereby expressly waived by the Company. Upon such declaration, the Company will immediately pay to Holder the then outstanding principal of and accrued and unpaid interest on this Series 1 Bridge Note. If at any time after acceleration of the maturity of this Series 1 Bridge Note, the Company shall pay all arrears of interest and all payments on account of principal which shall have become due other than by acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rate specified in this Series 1 Bridge
     Note) and all Events of Default shall be remedied or waived by Holder by written notice to the Company may rescind and annul the acceleration and its consequences, but such action shall not affect any subsequent Event of Default or impair any right consequent thereon.

          (c) A delay or omission by Holder in exercising any right or remedy arising upon an Event of Default shall not impair such right or remedy or constitute a waiver of or an acquiescence in the Event of Default.

          (d) If any Event of Default shall occur and be continuing, Holder may proceed to protect and enforce their rights under this Series 1 Bridge Note and this Series 1 Bridge Note by exercising such remedies as are available to such Holder either by suit in equity or by action at law, or both, whether for specific performance of any covenant or other agreement contained in this Series 1 Bridge Note or in aid of the exercise of any power granted in this Series 1 Bridge Note. No remedy conferred in this Series 1 Bridge Note upon Holder is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.

          Section 11.    Exchange, Transfer, Replacement or Cancellation.

          (a) This Series 1 Bridge Note may be exchanged for an equal principal amount of Series 1 Bridge Notes in denominations of US$10,000.00 or in greater multiples of US$5,000.00 upon written request to the Company accompanied by surrender of this Series 1 Bridge Note to the Company or to an agent designated for that purpose. Any Series 1 Bridge Notes issued in exchange for this Series 1 Bridge Note shall be one of this Series 1 Bridge Note referred to in Section 1, and shall be entitled to all the rights thereof.

          (b) The Series 1 Bridge Notes may not be transferred except upon the conditions specified in this Section 11(b), which conditions are intended to insure compliance with the provisions of the Securities Act. Prior to any proposed transfer of this Series 1 Bridge Note Holder shall give written notice to the Company of the proposed disposition and shall furnish to the Company a statement of the circumstances surrounding the proposed disposition and an opinion of counsel reasonably satisfactory to the Company to the effect that (i) such disposition will not require registration of such securities under the Securities Act or qualification of such securities under the blue sky or state securities laws of any state in which such qualification would be required, or (ii) appropriate action necessary for compliance with the Securities Act or the blue sky or securities laws of such states has been taken. Holder shall cause any proposed transferee of such securities to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Section 11. The Company or any co-registrar appointed by the Company may require Holder to furnish appropriate endorsements and/or transfer documents, including information regarding any proposed transferee's name, address and social security or taxpayer identification number, and to pay any issue or transfer taxes or fees as may be required by law. The registered Holder may be treated as its owner for all purposes.

          (c) If Holder claims this Series 1 Bridge Note has been lost, destroyed, or wrongfully taken, the Company shall issue a replacement Series 1 Bridge Note upon (i) receipt of any indemnity bond or other assurance requested by the Company to protect it from any loss which it may suffer by reason of such replacement or subsequent presentment of the original Series 1 Bridge Note, and (ii) payment of any expenses reasonably incurred by the Company in replacing the Series 1 Bridge Note.

     Section 12. Amendments and Waivers. This Series 1 Bridge Note may, with the consent of the Company and Holder be amended or any provision thereof waived.

     Section 13. Notice. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Series 1 Bridge Note must be in writing and will be deemed to have been delivered (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested, (c) three (3) days after being sent by U.S. certified mail, return receipt requested, or (d) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

     If to the Company:  Cumetrix Data Systems Corp.
                         957 Lawson Street
                         Industry, California 91748
                         Attention:  Chief Executive Officer
                         Facsimile:   (626) 965-8159

     If to Holder, to the registered address of Holder appearing on the books of the Company. Each party shall provide five (5) days prior written notice to the other party of any change in address, which change shall not be effective until actual receipt thereof

     Section 14. No Recourse Against Others. A director, officer, employee, or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under this Series 1 Bridge Note or for any claim based on, in respect of or by reason of such obligations or their creation. Holder by accepting this Series 1 Bridge Note waives and releases all such liability and such waiver and release are part of the consideration for the issue of the Series 1 Bridge Note.

     Section 15. Governing Law. The corporate laws of the State of California shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Series 1 Bridge Note shall be governed by the internal laws of the State of __________, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of ____________ or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of ____________. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting the City of ____________, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Series 1 Bridge Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Series 1 Bridge Note shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Series 1 Bridge Note in that jurisdiction or the validity or enforceability of any provision of this Series 1 Bridge Note in any other jurisdiction.

     Section 16. Definitions. Capitalized terms used in this Series 1 Bridge Note but not otherwise defined herein shall have the meanings assigned to such terms in the Purchase Agreement.

     IN WITNESS WHEREOF, the parties have caused this Series 1 Bridge Financing Note to be duly executed under seal as of day and year first above written.



                      [Signatures on the following page]

                            COMPANY SIGNATURE PAGE
                                      TO
                        SERIES 1 BRIDGE FINANCING NOTE

                                        CUMETRIX DATA SYSTEMS CORP.



                                        By: /s/ Max Toghraie
                                            ----------------------------
                                           Name: Max Toghraie
                                           Title: CEO


ATTEST:

By: /s/ Jeff Toghraie
   -------------------------------
   Secretary/Assistant Secretary

                                                   [CORPORATE SEAL]

                                   EXHIBIT A
                                      TO
                                  BRIDGE NOTE

                               CONVERSION NOTICE

Reference is made to terms and conditions of the Series 1 Bridge Note in the principal amount of $________ registered in the name of _______________________ _____________ {NAME OF HOLDER} (the "Bridge Note"). In accordance with and pursuant to the terms of the Bridge Note, the undersigned hereby elects to convert $________ in principal amount of the Bridge Note into shares of Common Stock, without par value (the "Common Stock"), of the Company, by tendering the original Bridge Note specified below as of the date specified below.

Date of Conversion:                                    ________________________

Principal Amount of Bridge Note to be converted:       ________________________

Identification Number of Bridge Note:                  ________________________

Please confirm the following information:

Conversion Price:                                      ________________________

Number of shares of Common Stock to be issued:
                                                       ________________________

Please issue the Common Stock into which the Bridge Notes are being converted in the following name and to the following address:

Issue to: ______________________________
          ______________________________
          ______________________________
          Facsimile Number:_____________
Authorization:__________________________

          By:___________________________
          Title:________________________
          Dated:________________________

If electronic book entry transfer, complete the following:

     Account Number:_________________________

     Transaction Code Number:________________

                            COMPANY ACKNOWLEDGEMENT
                                      TO
                               CONVERSION NOTICE

ACKNOWLEDGED AND AGREED:

CUMETRIX DATA SYSTEMS CORP.



By:/s/ Max Toghraie
   ________________________________
   Name: Max Toghraie
   Title: CEO

Date:

                                 ATTACHMENT 1
                                      TO
                        SERIES 1 BRIDGE FINANCING NOTE

                           Form of Repricing Warrant

Form Attached hereto.

                                  SCHEDULE 1
                              DISCLOSURE SCHEDULE
                                      TO
             SERIES 1 BRIDGE NOTE PURCHASE AND SECURITY AGREEMENT


Section 3.3 - Capitalization


Section 3.5 - No Conflicts


Section 3.7 - Absence of Changes


Section 3.8 - Absence of Litigation


Section 3.14 - Intellectual Property


Section 3.16 - Title


Section 3.21 - Tax Matters


Section 3.22 - Certain Transactions

___________________

    * If no disclosure is required in any specific section of this Disclosure Schedule, please so indicate by stating "none" or "not applicable."

                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT ("Agreement"), is made and entered into as of this 29 day of September, 2000, among CUMETRIX DATA SYSTEMS CORP., a California corporation (the "Company"), and the Persons listed on the Purchaser Signature Pages hereto (each of whom is individually referred to as a "Purchaser" and all of whom collectively are referred to as the "Purchasers").

                                  Background

     In connection with the consummation of the transactions contemplated by that Series 1 Bridge Note Purchase and Security Agreement (the "Purchase Agreement") of even date herewith by and among the Company and the Purchasers, the Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to issue and sell to the Purchasers from time to time up to $1,500,000 in maximum principal amount of Series 1 Convertible Subordinated Secured Bridge Financing Notes (the "Bridge Notes") together with Common Stock Purchase Warrants (the "Purchaser Warrants"). Attached to the Bridge Notes are Repricing Warrants (the "Repricing Warrants" and together with the Purchaser Warrants are hereinafter collectively referred to as, the "Warrants" and the Bridge Notes and the Warrants are hereinafter collectively referred to as the "Purchased Securities"). The Bridge Notes are convertible into, and the Purchaser Warrants and the Repricing Warrants are exercisable for, shares of the Company's common stock, without par value (the "Common Stock"). The Common Stock issuable upon conversion of the Bridge Notes is hereinafter referred to as the "Conversion Shares," and the Common Stock issuable upon exercise or conversion of the Purchaser Warrants is hereinafter referred to as the "Purchaser Warrant Shares," and the Common Stock issuable upon exercise of the Repricing Warrants is hereinafter called the "Repricing Warrant Shares." To induce Purchasers to execute and deliver the Purchase Agreement, the Company has agreed to file a Registration Statement covering the Conversion Shares, the Purchaser Warrant Shares, and the Repricing Warrant Shares under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws.

                                   Agreement

     For and in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

     Section 1. Definitions. As used in this Agreement, the following capitalized terms shall have the meanings thereafter ascribed:

               (a) "Investor" means any Purchaser and any transferee or assignee thereof to whom any Purchaser assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

               (b) "Person" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof, or a governmental agency.

               (c) "Register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement or Registration Statements by the United States Securities and Exchange Commission (the "SEC").

               (d) "Registrable Securities" means the Conversion Shares, the Purchaser Warrant Shares, the Repricing Warrant Shares, and any shares of capital stock issued or issuable with respect to the Purchased Securities, Conversion Shares, the Purchaser Warrant Shares, or the Repricing Warrant Shares as a result of any stock split, stock dividend, recapitalization, exchange, or similar event or otherwise.

               (e) "Registration Statement" means a registration statement or registration statements of the Company filed under the 1933 Act covering the Registrable Securities.

     Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

     Section 2.     Registration.

               (a) Mandatory Registration. The Company shall prepare and, as soon as practicable but in no event later than sixty days (60) days after the First Closing Date (the "Filing Deadline"), file with the SEC a Registration Statement on Form S-3 (or, if such form is unavailable for such a registration, on such other form as is available for such a registration), covering the resale of all of the Registrable Securities. The Registration Statement shall state that, in accordance with Rule 416 promulgated under the 1933 Act, such Registration Statement shall be deemed to cover the additional number of securities to be offered or issued in upon conversion of the Bridge Notes or exercise of the Purchaser Warrants to prevent dilution resulting from stock splits, stock dividends, or similar transactions. Such Registration Statement shall initially register for resale at least 150% of the number of Registrable Securities as of the date immediately preceding the date the Registration Statement initially is filed with the SEC, subject to adjustment as provided in
Section 3(b) hereof. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC within one hundred fifty
(150) days after the First Closing Date (the "Registration Deadline"). The Company shall permit the registration statement to become effective within five
(5) business days after receipt (whether orally or in writing) of a "no review" notice from the SEC.

               (b) Underwritten Offering. If any offering pursuant to a Registration Statement pursuant to Section 2(a) involves an underwritten offering, the Purchasers shall have the right to select one legal counsel and an investment banker or bankers and manager or managers to administer their interest in the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company.

               (c) Piggy-Back Registrations. If at any time prior to the expiration of the Registration Period (as hereinafter defined) the Company proposes to file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its securities (other than on Form S-4 or Form S-8 or their then equivalents relating to securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans) the Company shall promptly send to each

Investor who is entitled to registration rights under this Section 2(c) written notice of the Company's intention to file a Registration Statement and of such Investor's rights under this Section 2(c) and, if within twenty (20) days after receipt of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, subject to the priorities set forth in Section 2(d) below. No right to registration of Registrable Securities under this Section 2(c) shall be construed to limit any registration required under Section 2(a) hereof. The obligations of the Company under this
Section 2(c) may be waived by Investors holding a majority of the Registrable Securities. If an offering in connection with which an Investor is entitled to registration under this Section 2(c) is an underwritten offering, then each Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

               (d) Priority in Piggy-Back Registration Rights in connection with Registrations for Company Account. If the registration referred to in
Section 2(c) is to be an underwritten public offering for the account of the Company and the managing underwriter(s) advise the Company in writing, that in their reasonable good faith opinion, marketing or other factors dictate that a limitation on the number of shares of Common Stock which may be included in the Registration Statement is necessary to facilitate and not adversely affect the proposed offering, then the Company shall include in such registration: (i) first, all securities the Company proposes to sell for its own account, (ii) second, up to the full number of securities proposed to be registered for the account of the holders of securities entitled to inclusion of their securities in the Registration Statement by reason of demand registration rights, and (iii) third, the securities requested to be registered by the Investors and other holders of securities entitled to participate in the registration, drawn from them pro rata based on the number each has requested to be included in such registration.

               (e) Allocation of Registrable Securities. The initial number of Registrable Securities included in any Registration Statement and each increase in the number of Registrable Securities included therein shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Person's Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors.

               (f) Legal Counsel. Subject to Section 5 hereof, the Investors holding a majority of the Registrable Securities shall have the right to select one legal counsel to review and oversee any offering pursuant to this Section 2 ("Legal Counsel"), which shall be Warshaw Burstein Cohen Schlesinger & Kuh, LLP or such other counsel as thereafter designated by the holders of a majority of Registrable Securities. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations under this Agreement.

               (g) Eligibility for Form S-3. The Company represents, warrants covenants that except for its Annual Report on Form 10-K for the year ended March 31, 1999, it has filed and shall file all reports required to be filed by the Company with the SEC in a timely manner. In the event that Form

S-3 is not available for registration of the Registrable Securities hereunder, then (i) the Company shall register the Registrable Securities on another appropriate form and (ii) the Company shall undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

               (h) Effect of Failure to Obtain and Maintain Effectiveness of Registration Statement. If (i) the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) hereof is not declared effective by the SEC or before the one hundred eightieth (180th) day after the First Closing Date (the "Registration Default Deadline"), (ii) after the Registration Statement has been declared effective by the SEC, the Registration Statement is withdrawn or suspended or if sales otherwise cannot be made pursuant to the Registration Statement for a period of at least fifteen (15) consecutive trading days or thirty (30) days in any twelve
(12) month period, or (iii) the Common Stock is not listed or included for quotation on the OTC Bulletin Board (the "OTCBB"), the Nasdaq National Market ("NNM"), the Nasdaq SmallCap Market ("NSM"), the New York Stock Exchange (the "NYSE") or the American Stock Exchange (the "AMEX") for a period of at least ten
(10) consecutive days, then the Company will make payments to the Investors in such amounts and at such times as shall be determined pursuant to this Section 2(h) as partial relief for the damages to the Investors by reason of any such delay in or reduction of their ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity). The Company shall pay to each holder of the Bridge Notes or Registrable Securities an amount equal to the aggregate Purchase Price (as defined below) of the Bridge Notes ("Aggregate Share Price") multiplied by the Payment Percentage (as defined below) times (x) the number of months (prorated for partial months) following the Registration Default Deadline and prior to the date the Registration Statement is declared effective by the SEC, provided, however, that there shall be excluded from such period any delays which are solely attributable to changes either required by the Investors in the Registration Statement with respect to information relating to the Investors, including, without limitation, changes to the plan of distribution, or to the failure of the Investors to conduct their review of the Registration Statement pursuant to
Section 4(a) below in a reasonably prompt manner or changes reasonably requested by the Company as a result of changes in such information; (y) the number of months (prorated for partial months) after the end of the 15-day or 30-day period referenced in clause (ii) above that sales cannot be made pursuant to the Registration Statement after the Registration Statement has been declared effective (including, without limitation, when sales cannot be made by reason of the Company's failure to properly supplement or amend the prospectus included therein in accordance with the terms of this Agreement or when such prospectus otherwise contains a material misstatement or omission); or (z) the number of months (prorated for partial months) after the end of the 30-day period referenced in clause (iii) above that the Common Stock is not listed or included for quotation on the OTCBB, NNM, NSM, NYSE or AMEX or that trading thereon is halted after the Registration Statement has been declared effective. The Payment Percentage shall be two percent (2%) per each thirty (30) day period (or $20,000 per each 30-day for each $1,000,000 of Purchase Price of Purchased Securities then held by the Investors). Such amounts shall be paid in cash or, at the Investor's option, may be paid in shares of Common Stock valued at the Average Market Price (as such term is defined in the Purchaser Warrant). Any such shares of Common Stock shall be Registrable Securities. If any Investor desires to receive the amounts due hereunder in shares of Common Stock, it shall so notify the Company within two (2) business days of the date on which such amounts are first payable in cash and such amounts shall be issued beginning on the last day upon which the cash amount would otherwise be due in accordance with the following sentence. Payments of cash pursuant hereto shall be made within five
(5) days after the end of each period that gives rise to such obligation, provided that, if any such period extends for more than thirty (30) days, interim payments shall be made for each such thirty (30) day period. The term "Purchase Price" means the purchase price paid by the Investors for the Bridge Notes.

     Section 3. Related Obligations. Whenever an Investor has requested that any Registrable Securities be registered pursuant to Section 2(c) hereof, or at such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a) hereof, the Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

               (a) The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities (on or prior to the Filing Deadline), for the registration of Registrable Securities pursuant to Section 2(a) and use its best efforts to cause such Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing and in any event by the Registration Deadline, and keep the Registration Statement effective pursuant to Rule 415 at all times until the later of (i) the date as of which the Investors may sell all of the Registrable Securities without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or (ii) the date on which (A) the Investors shall have sold all the Registrable Securities and (B) none of the Purchased Securities is outstanding (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

               (b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement. In the event the number of shares available under a Registration Statement filed pursuant to this Agreement is insufficient to cover all of the Registrable Securities, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities, in each case, as soon as practicable, but in any event within fifteen (15) days after the necessity therefor arises (based on the market price of the Common Stock and other relevant factors on which the Company reasonably elects to rely). The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if at any time the number of Registrable Securities issued or issuable upon conversion of the Purchased Securities is greater than the quotient determined by dividing (i) the number of shares of Common Stock available for resale under such Registration Statement by (ii) 1.25. For purposes of the calculation set forth in the foregoing sentence, any restrictions on the convertibility of the Bridge Notes or exercise of the Purchaser Warrants and the Repricing Warrants shall be disregarded and such calculation shall assume that the Bridge Notes are then convertible into shares of Common Stock at the then prevailing Conversion Price (as defined in the Bridge Notes) and that the Purchaser Warrants and the Repricing Warrants are exercised at the then current exercise price.

               (c) The Company shall furnish to each Investor whose Registrable Securities are included in the Registration Statement and Legal Counsel, without charge, (i) promptly after the same is prepared and filed with the SEC at least one copy of the Registration Statement and any amendment thereto, including financial statements and schedules, all documents incorporated therein by reference, and all exhibits, the prospectus included in such Registration Statement (including each preliminary prospectus) and all correspondence by or on behalf of the Company to the SEC or the staff of the SEC and all correspondence from the SEC or the staff of the SEC to the Company or its representatives, related to such Registration Statement, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request), and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

               (d) The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as any Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d) hereof, (B) subject itself to general taxation in any such jurisdiction, or (C) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify each Investor and Legal Counsel who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

               (e) In the event Investors who hold a majority of the Registrable Securities being offered in the offering select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

               (f) As promptly as practicable after becoming aware of such event, the Company shall notify each Investor and Legal Counsel in writing of the happening of any event, as a result of which, the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Investor (or such other number of copies as such

     Investor may reasonably request), with a copy to Legal Counsel. The Company shall also promptly notify each Investor and Legal Counsel in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Investor and Legal Counsel by facsimile on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

               (g) The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment, and to notify each Investor who holds Registrable Securities being sold (and, in the event of an underwritten offering, the managing underwriters) and Legal Counsel of the issuance of such order and the resolution thereof, or its receipt of actual notice of the initiation, or threatened initiation of any proceeding for such purpose.

               (h) The Company shall permit Legal Counsel to review and comment upon the Registration Statement and all amendments and supplements thereto at least seven (7) days prior to their filing with the SEC, and not file any document in a form to which such counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of such counsel, which consent shall not be unreasonably withheld. Legal Counsel shall not unduly delay the filing of the Registration Statement, any amendment or supplement thereto or any acceleration request required to be filed by the Company.

               (i) At the request of the Investors who hold a majority of the Registrable Securities being sold, the Company shall furnish, on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the Registration Statement (i) if required by an underwriter, a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope, and substance as is customarily given in an underwritten public offering, addressed to the underwriters and the Investors.

               (j) The Company shall make available for inspection by (i) any Investor, (ii) any underwriter participating in any disposition pursuant to a Registration Statement, (iii) Legal Counsel, (iv) one firm of accountants or other agents retained by the Investors, and (v) one firm of attorneys retained by all such underwriters (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors, and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence provided, however, that each Inspector shall hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (A) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (B) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (C) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement of which the Inspector has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

               (k) The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement of which the Company has knowledge. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

               (l) As soon as possible after the date that the Company meets the eligibility criteria for listing or inclusion of its securities thereon, the Company shall use its best efforts either to (i) apply for listing of its common stock on a national securities exchange and cause all the Registrable Securities covered by a Registration Statement to be listed thereon, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) to apply for securities to be designated and quoted on the Nasdaq National Market or SmallCap Market and to cause of all the Registrable Securities covered by the Registration Statement, to be quoted thereof. If, despite using its best efforts, the Company is unsuccessful in satisfying the preceding clause (i) or (ii), the Company shall use its best efforts to continue to maintain the inclusion for quotation on the OTCBB and to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(1).

               (m) The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, any managing underwriter or underwriters, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or, if there is no managing underwriter or underwriters, the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request. Not later than the date on which any Registration Statement registering the resale of Registrable Securities is declared effective, the Company shall deliver to its transfer agent instructions substantially in the form attached as Exhibit F to the Purchase Agreement, accompanied by any reasonably required opinion of counsel, that permit sales of unlegended securities in a timely fashion that complies with then mandated securities settlement procedures for regular way market transactions.

               (n) The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

               (o) The Company shall provide a transfer agent and registrar of all such Registrable Securities not later than the effective date of such Registration Statement.

               (p) If requested by the managing underwriters or an Investor, the Company shall immediately incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters and the Investors agree should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters, and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and supplement or make amendments to any Registration Statement if requested by a shareholder or any underwriter of such Registrable Securities.

               (q) The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

               (r) The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

     Section 4.     Obligations of the Investors.

               (a) At least seven (7) business days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities, and shall execute such documents in connection with such registration as the Company may reasonably request.

               (b) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the

Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

               (c) In the event Investors holding a majority of the Registrable Securities being registered determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations (only with respect to violations which occur in reliance upon and in conformity with information furnished in writing to the Company by such Investor expressly for use in the Registration Statement for such underwritten public offering), with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities, unless such Investor notifies the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

               (d) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of 3(f) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f) and for which the Investor has not yet settled.

               (e) No Investor may participate in any underwritten registration hereunder unless such Investor (i) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions.

     Section 5. Expenses of Registration. All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings, or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and printing fees, accounting fees, and fees and disbursements of counsel for the Company and fees and disbursements of Legal Counsel, shall be borne by the Company; provided, however, that the fees of Legal Counsel which the Company shall be required to pay pursuant to this Section 5 shall not exceed $25,000, when aggregated with any legal fees paid at the First Closing by the Company to legal counsel for the Purchasers.

     Section 6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

               (a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless, and defend each Investor who holds such Registrable Securities, the directors, officers, partners, employees, agents, and each Person, if any, who controls any

     Investor within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), and any underwriter (as defined in the 1933 Act) for the Investors, and the directors and officers of, and each Person, if any, who controls, any such underwriter within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, "Claims") incurred in investigating, preparing, or defending any action, claim, suit, inquiry, proceeding, investigation, or appeal taken from the foregoing by or before any court or governmental, administrative, or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements therein were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). Subject to the restrictions set forth in
     Section 6(d) with respect to the number of legal counsel, the Company shall reimburse the Investors and each such underwriter or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
     Section 6(a): (i) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c); (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(c), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(c), and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

               (b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act, or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(d), such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this
     Section 6(b) and the agreement with respect to contribution contained in
     Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

               (c) The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers, and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing expressly for inclusion in the Registration Statement.

               (d) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Company shall pay reasonable fees for only one separate legal counsel for the Investors, and such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms, or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this
     Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

               (e) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

               (f) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and
     (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

     Section 7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation, and
(iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     Section 8. Reports Under The 1934 Act. As long as any Purchased Securities or Registrable Securities remain outstanding, the Company, with a view to making available to the

Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in Rule 144;

               (b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under
     Section 6.3 of the Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144;

               (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act, and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, (iii) such other information as may be reasonably requested to permit the investors to sell such securities pursuant to Rule 144 without registration and cause;

               (d) cause its legal counsel to furnish to the Company's transfer agent (with a copy to the requesting Investor), promptly upon request, an opinion of such firm in generally acceptably form, so as to permit the transfer of the Registrable Securities in accordance with Rule 144.

     Section 9. Assignment of Registration Rights. The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (A) the name and address of such transferee or assignee, and (B) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws; (iv) the transferee or assignee agrees in writing with the Company to be become a party to and be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement.

     Section 10. Amendment of Registration Rights. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold two-thirds of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

     Section 11.    Miscellaneous.

               (a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices, or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice, or election received from the registered owner of such Registrable Securities.

               (b) Any notice, consent, waiver, or other communication required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile, provided, that a copy is mailed by U.S. certified mail, return receipt requested, (c) three (3) days after being sent by U.S. certified mail, return receipt requested, or (d) one
(1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

               If to Company:    Cumetrix Data Systems Corp.
                                 957 Lawson Street
                                 Industry, California 91748
                                 Attn: Chief Executive Officer
                                 Telephone: (626) 965-6899
                                 Facsimile: (626) 965-8159

               With a copy (which shall not constitute notice) to:

                                 Sichenzia, Ross & Friedman LLP
                                 135 West 5oth Street, 20/th/ Floor
                                 New York, New York 10020
                                 Attention: Marc J. Ross, Esq.
                                 Tel: (212) 664-1200
                                 Fax: (212) 664-7329

               If to any Purchaser, to its address and facsimile number on the signature page of such Purchaser hereto, with copies to such Purchaser's counsel as set forth on the signature page of such Purchaser hereto.

               Each party shall provide five (5) days prior written notice to the other party of any change in address or facsimile number.

               (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

               (d) The corporate laws of the State of California shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

               (e) This Agreement supersedes all other prior oral or written agreements between the Purchasers and the Company with respect to the matters discussed herein, and this Agreement and the Purchase and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant, or undertaking with respect to such matters.

               (f) This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. The Company shall not assign this Agreement or any rights or obligations hereunder. This Agreement may be assigned by the Investors in accordance with the provisions of Section 9.

               (g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               (h) This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four
(4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

               (i) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

               (j) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

               (k) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments, and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.


                      [Signatures on the following pages]

                            COMPANY SIGNATURE PAGE
                                      TO
                         REGISTRATION RIGHTS AGREEMENT


                                             COMPANY:

                                             CUMETRIX DATA SYSTEMS CORP.


                                             By: /s/ Max Toghraie
                                                 --------------------
                                                 Name:  Max Toghraie
                                                 Title: CEO

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND NEITHER MAY BE SOLD OR OTHERWISE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) THE COMPANY SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

                          CUMETRIX DATA SYSTEMS CORP.

                          ATTACHED REPRICING WARRANT


Warrant No. RPW-____                       [20,000 Shares per $100,000 principal
                                  amount of Bridge Notes (subject to adjustment)

                    Original Issue Date: September 29, 2000


     THIS CERTIFIES THAT, FOR VALUE RECEIVED, _______________ {Purchaser of Bridge Notes} or its registered assigns ("Holder") is entitled to purchase, on the terms and conditions hereinafter set forth, after the Repricing Date, a number of shares of the Common Stock, without par value (the "Common Stock"), of CUMETRIX DATA SYSTEMS CORP., a California corporation (the "Company"), determined in accordance with Section 2 hereof, at a price of $.001 per share (the "Exercise Price"). Each share of Common Stock as to which this Repricing Warrant is exercisable is a "Repricing Share" and all such shares are collectively referred to as the "Repricing Shares." This Repricing Warrant shall remain attached to the Series 1 Bridge Financing Note issued to Holder on the Original Issue Date (the "Bridge Note"), until conversion of the Bridge Note, at which time a portion of this Warrant shall automatically become exercisable and detach in accordance with the terms hereof.

     Section 1.     Definitions.

     The following capitalized terms are not defined elsewhere in this Repricing Warrant, and are used herein with the meanings thereafter ascribed:

     "Average Market Price" means, the arithmetic mean of the Closing Bid Prices of the Common Stock for each trading day in the Repricing Period.

     "Closing Bid Price" means, the last closing bid price of the Common Stock during regular trading hours on the OTC Bulletin Board (the "OTCBB") as reported by Bloomberg Financial Markets ("Bloomberg"), or, if the OTCBB is not the principal trading market for the Common Stock, the last closing bid price during regular trading hours of the Common Stock on the principal securities exchange or trading market where the Common Stock is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of the Common Stock in the over-the-counter market on the pink sheets or bulletin board for the Common Stock as reported by Bloomberg, or, if no closing bid price is reported for the Common Stock by Bloomberg, the last closing trade price of the Common Stock as reported by Bloomberg. If the Closing Bid Price cannot be calculated for the Common Stock on such date on any of the foregoing bases, the Closing Bid Price of the Common Stock on such date shall be the fair market value as reasonably determined in good faith by the Board of Directors of the Company (all as appropriately adjusted for any stock dividend, stock split, or other similar transaction during such period);

     "Conversion Date" means the date Holder converts the Bridge Note.

     "Conversion Price" means $2.40.

     "Conversion Shares" means the number of shares of Common Stock issued from time to time upon conversion of the Bridge Note.

     "Repricing Date" means the twenty-first (21st) Trading Day after the Conversion Date.

     "Repricing Period" means the twenty (20) Trading Days period commencing on the Conversion Date.

     Other capitalized terms used in this Warrant but not otherwise defined herein shall have the meanings assigned to such terms in the Securities Purchase Agreement (as hereinafter defined).

     Section 2. Determination of Number of Repricing Shares. The number of Repricing Shares issuable upon exercise of this Repricing Warrant shall be adjusted on the Repricing Date to an amount equal to: the number of Conversion Shares multiplied by a fraction, (a) the numerator of which is the Conversion Price minus the Average Market Price and (b) the denominator of which is the Average Market Price. In the case of a dispute as to the determination of the Average Market Price or the arithmetic calculation of the Exercise Price, the Company shall promptly issue to such Holder the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within three (3) business days of receipt of such holder's Conversion Notice. If such Holder and the Company are unable to agree upon the determination of the Average Market Price or arithmetic calculation of the Exercise Price within two (2) business days of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall within one (1) business day submit via facsimile (A) the disputed determination of the Average Market Price to an independent, reputable investment bank or (B) the disputed arithmetic calculation of the Exercise Price to its independent, outside accountant. The Company shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and such Holder of the results no later than forty-eight (48) hours from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent manifest error.

     Section 3.     Exercise of Warrant.

               (a) This Warrant shall be exercised by Holder in whole (and not in part) promptly following the Repricing Date by delivery to the Company at its office at 957 Lawson Street, Industry, California 91748 Attention: President, of the following: (i) a written notice of such Holder's election to exercise this Warrant (the "Exercise Notice"), which notice may be in the form of the Notice of Exercise attached hereto, properly executed and completed by Holder or an authorized officer thereof; (ii) a check payable to the order of the Company, in an amount equal to the product of the Exercise Price multiplied by the number of Repricing Shares specified in the Exercise Notice; and (iii) this Warrant (the items specified in (i), (ii), and (iii) are collectively the "Exercise Materials"). Notwithstanding the foregoing, this Warrant is exercisable only if the Average Price is less than the Conversion Price.

               (b) As promptly as practicable, and in any event within two (2) business days after its receipt of the Exercise Materials the Company shall execute or cause to be executed and delivered to Holder a certificate or certificates representing the number of Repricing Shares specified in the Exercise Notice, together with cash in lieu of any fraction of a share. The stock certificate or certificates shall be registered in the name of Holder or such other name or names as shall be designated in the Exercise Notice. The date on which the Warrant shall be deemed to have been exercised and the date the person in whose name any certificate evidencing the Common Stock issued upon the exercise hereof is issued shall be deemed to have become the holder of record of such shares, shall be the date (the "Effective Date") the Company receives the Exercise Materials, irrespective of the date of delivery of a certificate or certificates evidencing the Common Stock issued upon the exercise hereof; provided, however, that if the Exercise Materials are received by the Company on a date on which the stock transfer books of the Company are closed, the Effective Date shall be the next succeeding date on which the stock transfer books are open. All shares of Common Stock issued upon the exercise of this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens, and charges with respect thereto.

               (c) If the Company shall fail to issue, or cause the issuance, to Holder within five (5) business days following the date of receipt by the Company of the Exercise Materials, a certificate for the number of shares of Common Stock to which Holder is entitled upon exercise of this Warrant, in addition to all other available remedies which such holder may pursue at law or in equity, including without limitation the rights to indemnification pursuant to Section 6.18 of the Series 1 Bridge Note Purchase and Security Agreement between the Company and the initial holder of the Warrant (the "Securities Purchase Agreement"), the Company shall pay additional damages to Holder on each day after the Effective Date until such certificate for the Repricing Shares is received by Holder, an amount equal to 1.0% of the product of (A) the number of Repricing Shares not issued to Holder and to which Holder is entitled multiplied by (B) the Closing Bid Price of the Common Stock on the Effective Date. Such damages shall be computed and due and payable daily.

               (d) The Company may, in lieu of issuing the Repricing Shares, pay to Holder an amount equal to the number of Repricing Shares issuable on the Effective Date multiplied by the difference between (i) arithmetic mean of the Closing Bid Prices of the Common Stock for the five trading day period ending on the last day of the Repricing Period and (ii) the Exercise Price (such, amount, the "Payment Amount"). In such event, the Company shall pay the Payment Amount to Holder within five (5) business days following the Effective Date. If the Company shall fail to pay the Payment Amount within five (5) business days after the Effective Date, in addition to all other available remedies which Holder may pursue at law or equity, including without limitation the rights to indemnification pursuant to Section 7.18 of the Securities Purchase Agreement, the Company shall pay additional damages to Holder on each day after the Effective Date, until the Payment Amount has been paid, an amount equal to 1.0% of the Payment Amount. Such damages shall be computed and due and payable daily.

     Section 4. Adjustments to Repricing Shares. The number of Repricing Shares issuable upon the exercise hereof shall be subject to adjustment as follows:

               (a) In the event the Company is a party to a consolidation, share exchange, or merger, or the sale of all or substantially all of the assets of the Company to, any person, or in the case of any consolidation or merger of another corporation into the Company in which the Company is the surviving corporation, and in which there is a reclassification or change of the shares of Common Stock of the Company, this Warrant shall after such consolidation, share exchange, merger, or sale be exercisable for the kind and number of securities or amount and kind of property of the Company or the corporation or other entity resulting from such share exchange, merger, or consolidation, or to which such sale shall be made, as the case may be (the "Successor Company"), to which a holder of the number of shares of Common Stock deliverable upon the exercise (immediately prior to the time of such consolidation, share exchange, merger, or sale) of this Warrant would have been entitled upon such consolidation, share exchange, merger, or sale; and in any such case appropriate adjustments shall be made in the application of the provisions set forth herein with respect to the rights and interests of Holder, such that the provisions set forth herein shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to the number and kind of securities or the type and amount of property thereafter deliverable upon the exercise of this Warrant. The above provisions shall similarly apply to successive consolidations, share exchanges, mergers, and sales. Any adjustment required by this Section 4(a) because of a consolidation, share exchange, merger, or sale shall be set forth in an undertaking delivered to Holder and executed by the Successor Company which provides that Holder shall have the right to exercise this Warrant for the kind and number of securities or amount and kind of property of the Successor Company or to which the holder of a number of shares of Common Stock deliverable upon exercise (immediately prior to the time of such consolidation, share exchange, merger, or sale) of this Warrant would have been entitled upon such consolidation, share exchange, merger, or sale. Such undertaking shall also provide for future adjustments to the number of Repricing Shares and the Exercise Price in accordance with the provisions set forth in Section 2 hereof.

               (b) In the event the Company should at any time, or from time to time after the Original Issue Date, fix a record date for the effectuation of a stock split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock, or securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split, or subdivision if no record date is fixed), the number of Repricing Shares issuable upon the exercise hereof shall be proportionately increased and the Exercise Price shall be appropriately decreased by the same proportion as the increase in the number of outstanding Common Stock Equivalents of the Company resulting from the dividend, distribution, split, or subdivision. Notwithstanding the preceding sentence, no adjustment shall be made to decrease the Exercise Price below $.001 per Share.

               (c) In the event the Company should at any time or from time to time after the Original Issue Date, fix a record date for the effectuation of a reverse stock split, or a transaction having a similar effect on the number of outstanding shares of Common Stock of the Company, then, as of such record date (or the date of such reverse stock split or similar transaction if no record date is fixed), the number of Repricing Shares issuable upon the exercise hereof shall be proportionately decreased and the Exercise Price shall be appropriately increased by the same proportion as the decrease of the number of outstanding Common Stock Equivalents resulting from the reverse stock split or similar transaction.

               (d) In the event the Company should at any time or from time to time after the Original Issue Date, fix a record date for a reclassification of its Common Stock, then, as of such record date (or the date of the reclassification if no record date is set), this Warrant shall thereafter be convertible into such number and kind of securities as would have been issuable as the result of such reclassification to a holder of a number of shares of Common Stock equal to the number of Repricing Shares issuable upon exercise of this Warrant immediately prior to such reclassification, and the Exercise Price shall be unchanged.

               (e) The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, issue, or sale of securities, sale of assets or any other voluntary action, void or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Company (x) will not create a par value of any share of stock receivable upon the exercise of the Warrant above the amount payable therefor upon such exercise, and (y) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares upon the exercise of the Warrant.

               (f) When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify Holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of the Warrants and of the Exercise Price, together with the computation resulting in such adjustment.

               (g) The Company covenants and agrees that all Repricing Shares which may be issued will, upon issuance, be validly issued, fully paid, and non-assessable. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the Warrant in full.

     Section 5. No Stockholder Rights. This Warrant shall not entitle Holder to any voting rights or other rights as a stockholder of the Company.

     Section 6.     Transfer of Securities.

               (a) This Warrant and the Repricing Shares and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon, or otherwise, shall not be transferable except upon compliance with the provisions of the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws with respect to the transfer of such securities. The Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Section 6 and to indemnify and hold harmless the Company against any loss or liability arising from the disposition of this Warrant or the Repricing Shares issuable upon exercise hereof or any interest in either thereof in violation of the provisions of this Warrant.

               (b) Each certificate for the Repricing Shares and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, and each certificate for any such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions hereof) be stamped or otherwise imprinted with a legend in substantially the following form:

               "NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND NEITHER MAY BE SOLD OR OTHERWISE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) THE COMPANY SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER."

     Section 7.     Registration.

     All Repricing Shares are subject to the rights and privileges granted in and under the Registration Rights Agreement dated August __, 2000 as Registrable Securities (as such term is defined in such Registration Rights Agreement).

     Section 8.     Miscellaneous.

               (a) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or permitted assigns of the Company and Holder.

               (b) Except as otherwise provided herein, this Warrant and all rights hereunder are transferable by the registered holder hereof in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant, properly endorsed, to the Company. The Company may deem and treat the registered holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

               (c) Notwithstanding any provision herein to the contrary, Holder may not exercise, sell, transfer, or otherwise assign this Warrant unless the Company is provided with an opinion of counsel satisfactory in form and substance to the Company, to the effect that such exercise, sale, transfer, or assignment would not violate the Securities Act or applicable state securities laws.

               (d) This Warrant may be divided into separate warrants covering one share of Common Stock or any whole multiple thereof, for the total number of shares of Common Stock then subject to this Warrant at any time, or from time to time, upon the request of the registered holder of this Warrant and the surrender of the same to the Company for such purpose. Such subdivided Warrants shall be issued promptly by the Company following any such request and shall be of the same form and tenor as this Warrant, except for any requested change in the name of the registered holder stated herein.

               (e) Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested, (c) three (3) days after being sent by U.S. certified mail, return receipt requested, or (d) one
(1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

               If to Company:      Cumetrix Data Systems Corp.
                                   957 Lawson Street
                                   Industry, California 91748
                                   Attention:  Chief Executive Officer
                                   Facsimile:  (626) 965-8159

               If to Holder, to the registered address of Holder appearing on the books of the Company. Each party shall provide five (5) days prior written notice to the other party of any change in address, which change shall not be effective until actual receipt thereof.

               (f) The corporate laws of the State of California shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Warrant shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Warrant in that jurisdiction or the validity or enforceability of any provision of this Warrant in any other jurisdiction.

                      [Signatures on the following page]

                                SIGNATURE PAGE
                                      TO
                          ATTACHED REPRICING WARRANT

     IN WITNESS WHEREOF, the Company, has caused this Warrant to be executed in its name by its duly authorized officers under seal, and to be dated as of the date first above written.

                                             CUMETRIX DATA SYSTEMS CORP.


                                             By: /s/ Max Toghraie
                                                 -----------------------
                                                 Name:  Max Toghraie
                                                 Title: CEO
ATTEST:
/s/ Jeff Toghraie
   -------------------------------
   Secretary/Assistant Secretary
                                             [CORPORATE SEAL]

                                  ASSIGNMENT

     (To be Executed by the Registered Holder to effect a Transfer of the foregoing Warrant)

     FOR VALUE RECEIVED, the undersigned hereby sells, and assigns and transfers unto ___________________________________________________________________________
the foregoing Warrant and the rights represented thereto to purchase shares of Common Stock of CUMETRIX DATA SYSTEMS CORP. in accordance with terms and conditions thereof, and does hereby irrevocably constitute and appoint ________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.

     Holder:

     __________________________

     __________________________


     Address

     Dated: ____________, 19__


     In the presence of:

     __________________________

                                EXERCISE NOTICE

                 [To be signed only upon exercise of Warrant]

To:  CUMETRIX DATA SYSTEMS CORP.

     The undersigned Holder of the attached Warrant hereby irrevocably elects to exercise the Warrant for, and to purchase thereunder, _____ shares of Common Stock of CUMETRIX DATA SYSTEMS CORP., issuable upon exercise of said Warrant and hereby surrenders said Warrant.

     The Holder herewith delivers to CUMETRIX DATA SYSTEMS CORP., a check in the amount of $______ representing the Exercise Price for such shares.

     The undersigned herewith requests that the certificates for such shares be issued in the name of, and delivered to the undersigned, whose address is
________________________________.


If electronic book entry transfer, complete the following:

     Account Number: ______________________

     Transaction Code Number: _____________


     Dated: ___________________

                                             Holder:

                                             ______________________________

                                             ______________________________

                                             By: __________________________
                                                 Name:
                                                 Title:

                                    NOTICE

     The signature above must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                            COMPANY ACKNOWLEDGEMENT
                                      TO
                                EXERCISE NOTICE

ACKNOWLEDGED AND AGREED:

CUMETRIX DATA SYSTEMS CORP.


By:___________________________
   Name:
   Title:

Date:

                          TRANSFER AGENT INSTRUCTIONS

                         CUMETRIX DATA SYSTEMS CORP..

                                                              September 29, 2000

Continental Stock Transfer & Trust Company
2 Broadway
New York, New York 10004
Attn: Mr. Roger Bernhammer

Gentlemen:

Reference is made to that certain Series 1 Bridge Note Purchase and Security Agreement, of even date herewith (the "Purchase Agreement"), by and among Cumetrix Data Systems Corp., a California corporation (the "Company"), and the Purchasers listed on the signature pages attached thereto (collectively, the "Holders"), pursuant to which the Company is issuing, in one or more closing, to the Holders its Series 1 Bridge Notes in the aggregate original principal amount of up to $1,500,000 (the "Series 1 Bridge Notes"). The Bridge Notes are convertible into Common Stock. In conjunction with each Bridge Note issued by the Company at each such closing, the Company shall issue (i) to each purchaser thereof a Purchaser Warrant (a "Purchaser Warrant") exercisable for common stock of the Company, without par value (the "Common Stock"), and a Repricing Warrant (a "Repricing Warrant"), attached as Attachment 1 to such Bridge Note, exercisable for Common Stock, and (ii) to Sovereign Capital Advisors LLC, the Sovereign Warrant (the "Sovereign Warrant") exercisable for Common Stock. The Common Stock issuable upon conversion of the Bridge Notes is hereinafter referred to as the "Conversion Shares," the Common Stock issuable upon exercise of a Purchaser Warrant, a Repricing Warrant, and the Sovereign Warrant is hereinafter referred to as the "Exercise Shares" and the Purchaser Warrants, Repricing Warrants and Sovereign Warrant is hereinafter referred to as the "Warrants."

This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue the Conversion Shares and the Exercise Shares upon the order of Holder from time to time upon (i) surrender to you of a properly completed and duly executed (1) Conversion Notice, in the form attached hereto as Exhibit A, with respect to a Series 1 Bridge Note, (2) Exercise Notice, in the form attached hereto as Exhibit B, with respect to a Purchaser Warrant, or (3) Exercise Notice, in the form attached hereto as Exhibit C, with respect to a Repricing Warrant, which has been properly agreed and acknowledged by the Company as indicated by the signature of a duly authorized officer of the Company thereon and (ii) (1) the Bridge Note (or Bridge Notes) being converted (or an indemnification undertaking with respect to such Bridge Note in the case of their loss, theft or destruction) or (2) the Warrant (or Warrants) being exercised (or an indemnification undertaking with respect to such Warrant in the case of its loss, theft or destruction).

So long as you have previously received written confirmation from counsel to the Company that a registration statement covering resales of the Conversion Shares and the Exercise Shares has been declared effective by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), certificates representing the Conversion Shares and the Exercise Shares shall not bear any legend restricting transfer of the Conversion Shares or the Exercise Shares and should not be subject to any stop-transfer restriction.

However, if you have not previously received written confirmation from counsel to the Company that a registration statement covering resales of the Conversion Shares and the Exercise Shares has been declared effective by the Securities and Exchange Commission under the 1933 Act, then the certificates representing the Conversion Shares and Exercise Shares shall bear the following legend:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

provided, however, that the Company may from time to time notify you to place stop transfer restrictions on the certificates for the Conversion Shares or the Exercise Shares in the event a registration statement covering the Conversion Shares or the Exercise Shares is subject to amendment for events then current.

A form of opinion of counsel to the Company that the issuance of the Conversion Shares and the Exercise Shares to the Holder will be exempt from registration under the 1933 Act is attached hereto as Exhibit D. You have been authorized to rely on such opinion as if it was addressed to you. A form of written confirmation from counsel to the Company that a registration statement covering resales of the Conversion Shares has been declared effective by the SEC under the 1933 Act is attached hereto as Exhibit E.

Please be advised that the Holders are relying upon this letter as an inducement to enter into the Purchase Agreement and, accordingly, each Holder is a third party beneficiary to these instructions.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter please contact me at (626) 849-1503.

                            COMPANY SIGNATURE PAGE
                                      TO
                          TRANSFER AGENT INSTRUCTIONS


                                             COMPANY:

                                             CUMETRIX DATA SYSTEMS CORP.

                                             By: /s/ Max Toghraie
                                                 ----------------------
                                                 Name:  Max Toghraie
                                                 Title: CEO

                        FORM OF NOTICE OF EFFECTIVENESS
                           OF REGISTRATION STATEMENT

Continental Stock Transfer & Trust Company
2 Broadway
New York, New York 10004
Attn: _________________

          Re:  CUMETRIX DATA SYSTEMS CORP.

Ladies and Gentlemen:

     We are counsel to Cumetrix Data Systems Corp., a California corporation (the "Company"), and have represented the Company in connection with that certain Series 1 Bridge Note Purchase Agreement (the "Purchase Agreement") dated August __. 2000 entered into by and among the Company and the purchasers named therein (collectively, the "Holders") pursuant to which the Company issued to the Holders shares of its Series 1 Bridge Notes and related warrants convertible or exchangeable into the Company's common stock, without par value (the "Common Stock"). Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the "Registration Rights Agreement") dated as of August __, 2000 pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable upon conversion of the Preferred Shares under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ___, 2000, the Company filed a Registration Statement on Form S-1 (File No. 333-_____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

     In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge as of the date hereof, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                             Very truly yours,

                                             [NAME OF FIRM]


cc:  [LIST NAMES OF HOLDERS]

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND NEITHER MAY BE SOLD OR OTHERWISE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) THE COMPANY SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

                          CUMETRIX DATA SYSTEMS CORP.

                         COMMON STOCK PURCHASE WARRANT

Warrant No. ____                                                   __,000 shares

                     Original Issue Date: September 29, 2000

     THIS CERTIFIES THAT, FOR VALUE RECEIVED, _______________ {Purchaser of Bridge Notes} or its registered assigns ("Holder") is entitled to purchase, on the terms and conditions hereinafter set forth, at any time or from time to time from the date hereof until 5:00 p.m., Eastern Time, on fourth (4th) anniversary of the Original Issue Date set forth above, or if such date is not a day on which the Company (as hereinafter defined) is open for business, then the next succeeding day on which the Company is open for business (such date is the "Expiration Date"), but not thereafter, to purchase up to _______ THOUSAND (___,000) shares of the Common Stock, without par value (the "Common Stock"), of CUMETRIX DATA SYSTEMS CORP., a California corporation (the "Company"), at $____ per share [110% of the 5 day average closing bid price at closing] (the "Exercise Price"), such number of shares and Exercise Price being subject to adjustment upon the occurrence of the contingencies set forth in this Warrant. Each share of Common Stock as to which this Warrant is exercisable is a "Warrant Share" and all such shares are collectively referred to as the "Warrant Shares." Capitalized terms used in this Warrant but not otherwise defined herein shall have the meanings assigned to such terms in the Securities Purchase Agreement.

     Section 1.     Exercise of Warrant; Conversion of Warrant.

               (a) This Warrant may, at the option of Holder, be exercised in whole or in part from time to time by delivery to the Company at its office at 957 Lawson Street, Industry, California 91748 Attention: President, on or before 5:00 p.m., Eastern Time, on the Expiration Date, (i) a written notice of such Holder's election to exercise this Warrant (the "Exercise Notice"), which notice may be in the form of the Notice of Exercise attached hereto, properly executed and completed by Holder or an authorized officer thereof, (ii) a check payable to the order of the Company, in an amount equal to the product of the Exercise Price multiplied by the number of Warrant Shares specified in the Exercise Notice, and (iii) this Warrant (the items specified in (i), (ii), and (iii) are collectively the "Exercise Materials").

               (b) This Warrant may, at the option of Holder, be converted into Common Stock in whole but not in part, if and only if the Average Market Price of one share of Common Stock on the Effective Date (as defined in Section 1(c) hereof) is greater than the Exercise Price, by delivery to the Company at the address designated in Section 1(a) above or to any transfer agent for the Common Stock, on or before 5:00 p.m. Eastern Time on the Expiration Date, (i) a written notice of Holder's election to convert this Warrant (the "Conversion Notice"), properly executed and completed by Holder or an authorized officer thereof, and
(ii) this Warrant (the items specified in (i) and (ii) are collectively the "Conversion Materials"). The number of shares of Common Stock issuable upon conversion of this

Warrant is equal to the quotient of (x) the product of the number of Warrant Shares then issuable upon exercise of this Warrant (assuming an exercise for cash) multiplied by the difference between (A) the Average Market Price on the Effective Date minus (B) the then effective Exercise Price divided by (y) the Average Market Price on the Effective Date. As used herein, "Average Market Price" on any particular date means the arithmetic mean of the Closing Bid Prices (as defined below) for the Common Stock for each trading day in the five
(5) trading day period ending on the trading day immediately preceding the date on which the calculation is to be made. As used herein, "Closing Bid Price" means, the last closing bid price of the Common Stock during regular trading hours on the OTC Bulletin Board (the "OTCBB") as reported by Bloomberg Financial Markets ("Bloomberg"), or, if the OTCBB is not the principal trading market for the Common Stock, the last closing bid price during regular trading hours of the Common Stock on the principal securities exchange or trading market where the Common Stock is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of the Common Stock in the over-the-counter market on the pink sheets or bulletin board for the Common Stock as reported by Bloomberg, or, if no closing bid price is reported for the Common Stock by Bloomberg, the last closing trade price of the Common Stock as reported by Bloomberg. If the Closing Bid Price cannot be calculated for the Common Stock on such date on any of the foregoing bases, the Closing Bid Price of the Common Stock on such date shall be the fair market value as reasonably determined in good faith by the Board of Directors of the Company (all as appropriately adjusted for any stock dividend, stock split, or other similar transaction during such period).

               (c) As promptly as practicable, and in any event within two (2) business days after its receipt of the Exercise Materials or the Conversion Materials, Company shall execute or cause to be executed and delivered to Holder a certificate or certificates representing the number of Warrant Shares specified in the Exercise Notice or Conversion Notice, together with cash in lieu of any fraction of a share, and if this Warrant is partially exercised, a new warrant on the same terms for the unexercised balance of the Warrant Shares. The stock certificate or certificates shall be registered in the name of Holder or such other name or names as shall be designated in the Exercise Notice. The date on which the Warrant shall be deemed to have been exercised (the "Effective Date"), and the date the person in whose name any certificate evidencing the Common Stock issued upon the exercise hereof is issued shall be deemed to have become the holder of record of such shares, shall be the date the Company receives the Exercise Materials or Conversion Materials, irrespective of the date of delivery of a certificate or certificates evidencing the Common Stock issued upon the exercise or conversion hereof, provided, however, that if the Exercise Materials or Conversion Materials are received by the Company on a date on which the stock transfer books of the Company are closed, the Effective Date shall be the next succeeding date on which the stock transfer books are open. All shares of Common Stock issued upon the exercise or conversion of this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens, and charges with respect thereto.

               (d) If the Company shall fail to issue, or cause the issuance, to Holder within five (5) business days following the date of receipt by the Company of the Exercise Materials or Conversion Materials, a certificate for the number of shares of Common Stock to which Holder is entitled upon exercise of this Warrant, in addition to all other available remedies which such holder may pursue at law or in equity, including without limitation the rights to indemnification pursuant to Section 6.18 of the Series 1 Bridge Note Purchase and Security Agreement between the Company and the initial holder of the Warrant (the "Securities Purchase Agreement"), the Company shall pay additional damages to Holder on each day after the Effective Date until such certificate for the Warrant Shares is received by Holder, an amount equal to 1.0% of the product of
(A) the number of Warrant Shares not issued to Holder and to which Holder is entitled multiplied by (B) the Closing Bid Price of the Common Stock on the Effective Date. Such damages shall be computed and due and payable daily.

     Section 2. Adjustments to Warrant Shares. The number of Warrant Shares issuable upon the exercise hereof shall be subject to adjustment as follows:

               (a) In the event the Company is a party to a consolidation, share exchange, or merger, or the sale of all or substantially all of the assets of the Company to, any person, or in the case of any consolidation or merger of another corporation into the Company in which the Company is the surviving corporation, and in which there is a reclassification or change of the shares of Common Stock of the Company, this Warrant shall after such consolidation, share exchange, merger, or sale be exercisable for the kind and number of securities or amount and kind of property of the Company or the corporation or other entity resulting from such share exchange, merger, or consolidation, or to which such sale shall be made, as the case may be (the "Successor Company"), to which a holder of the number of shares of Common Stock deliverable upon the exercise (immediately prior to the time of such consolidation, share exchange, merger, or sale) of this Warrant would have been entitled upon such consolidation, share exchange, merger, or sale; and in any such case appropriate adjustments shall be made in the application of the provisions set forth herein with respect to the rights and interests of Holder, such that the provisions set forth herein shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to the number and kind of securities or the type and amount of property thereafter deliverable upon the exercise of this Warrant. The above provisions shall similarly apply to successive consolidations, share exchanges, mergers, and sales. Any adjustment required by this Section 2 (a) because of a consolidation, share exchange, merger, or sale shall be set forth in an undertaking delivered to Holder and executed by the Successor Company which provides that Holder shall have the right to exercise this Warrant for the kind and number of securities or amount and kind of property of the Successor Company or to which the holder of a number of shares of Common Stock deliverable upon exercise (immediately prior to the time of such consolidation, share exchange, merger, or sale) of this Warrant would have been entitled upon such consolidation, share exchange, merger, or sale. Such undertaking shall also provide for future adjustments to the number of Warrant Shares and the Exercise Price in accordance with the provisions set forth in Section 2 hereof.

               (b) In the event the Company should at any time, or from time to time after the Original Issue Date, fix a record date for the effectuation of a stock split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock, or securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split, or subdivision if no record date is fixed), the number of Warrant Shares issuable upon the exercise hereof shall be proportionately increased and the Exercise Price shall be appropriately decreased by the same proportion as the increase in the number of outstanding Common Stock Equivalents of the Company resulting from the dividend, distribution, split, or subdivision. Notwithstanding the preceding sentence, no adjustment shall be made to decrease the Exercise Price below $.001 per Share.

               (c) In the event the Company should at any time or from time to time after the Original Issue Date, fix a record date for the effectuation of a reverse stock split, or a transaction having a similar effect on the number of outstanding shares of Common Stock of the Company, then, as of such record date (or the date of such reverse stock split or similar transaction if no record date is fixed), the number of Warrant Shares issuable upon the exercise hereof shall be proportionately decreased and the Exercise Price shall be appropriately increased by the same proportion as the decrease of the number of outstanding Common Stock Equivalents resulting from the reverse stock split or similar transaction.

               (d) In the event the Company should at any time or from time to time after the Original Issue Date, fix a record date for a reclassification of its Common Stock, then, as of such record date (or the date of the reclassification if no record date is set), this Warrant shall thereafter be convertible into such number and kind of securities as would have been issuable as the result of such reclassification to a holder of a number of shares of Common Stock equal to the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such reclassification, and the Exercise Price shall be unchanged.

               (e) The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, issue, or sale of securities, sale of assets or any other voluntary action, void or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Company (x) will not create a par value of any share of stock receivable upon the exercise of the Warrant above the amount payable therefor upon such exercise, and (y) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares upon the exercise of the Warrant.

               (f) When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify Holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of the Warrants and of the Exercise Price, together with the computation resulting in such adjustment.

               (g) The Company covenants and agrees that all Warrant Shares which may be issued will, upon issuance, be validly issued, fully paid, and non-assessable. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the Warrant in full.

     Section 3. No Stockholder Rights. This Warrant shall not entitle Holder hereof to any voting rights or other rights as a stockholder of the Company.

     Section 4.     Transfer of Securities.

               (a) This Warrant and the Warrant Shares and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon, or otherwise, shall not be transferable except upon compliance with the provisions of the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws with respect to the transfer of such securities. The Holder, by acceptance of this Warrant, agrees to be bound by the provisions of Section 4 hereof and to indemnify and hold harmless the Company against any loss or liability arising from the disposition of this Warrant or the Warrant Shares issuable upon exercise hereof or any interest in either thereof in violation of the provisions of this Warrant.

     (b) Each certificate for the Warrant Shares and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, and each certificate for any such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions hereof) be stamped or otherwise imprinted with a legend in substantially the following form:

     "NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND NEITHER MAY BE SOLD OR OTHERWISE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) THE COMPANY SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER."

     Section 5.     Registration.

     All Warrant Shares are subject to the rights and privileges granted in and under the Registration Rights Agreement dated August __, 2000 as Registrable Securities (as such term is defined in such Registration Rights Agreement).

     Section 5.     Miscellaneous.

               (a) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or permitted assigns of the Company and Holder.

               (b) Except as otherwise provided herein, this Warrant and all rights hereunder are transferable by the registered holder hereof in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant, properly endorsed, to the Company. The Company may deem and treat the registered holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

               (c) Notwithstanding any provision herein to the contrary, Holder may not exercise, sell, transfer, or otherwise assign this Warrant unless the Company is provided with an opinion of counsel satisfactory in form and substance to the Company, to the effect that such exercise, sale, transfer, or assignment would not violate the Securities Act or applicable state securities laws.

               (d) This Warrant may be divided into separate warrants covering one share of Common Stock or any whole multiple thereof, for the total number of shares of Common Stock then subject to this Warrant at any time, or from time to time, upon the request of the registered holder of this Warrant and the surrender of the same to the Company for such purpose. Such subdivided Warrants shall be issued promptly by the Company following any such request and shall be of the same form and tenor as this Warrant, except for any requested change in the name of the registered holder stated herein.

               (e) Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested, (c) three (3) days after being sent by U.S. certified mail, return receipt requested, or (d) one
(1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

               If to Company:      Cumetrix Data Systems Corp.
                                   957 Lawson Street
                                   Industry, California 91748
                                   Attention: Chief Executive Officer
                                   Facsimile: (626) 965-8159

               If to Holder, to the registered address of Holder appearing on the books of the Company. Each party shall provide five (5) days prior written notice to the other party of any change in address, which change shall not be effective until actual receipt thereof

               (f) The corporate laws of the State of California shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Warrant shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Warrant in that jurisdiction or the validity or enforceability of any provision of this Warrant in any other jurisdiction.

                      [Signatures on the following page]

                                SIGNATURE PAGE
                                      TO
                                    COMPANY
                         COMMON STOCK PURCHASE WARRANT

     IN WITNESS WHEREOF, the Company, has caused this Warrant to be executed in its name by its duly authorized officers under seal, and to be dated as of the date first above written.

                                        CUMETRIX DATA SYSTEMS CORP.


                                        By: /s/  Max Toghraie
                                            -----------------------
                                            Name:  Max Toghraie
                                            Title: CEO
ATTEST:
/s/ Jeff Toghraie
-------------------------------
Secretary/Assistant Secretary


                                                           [CORPORATE SEAL]

                                  ASSIGNMENT

     (To be Executed by the Registered Holder to effect a Transfer of the foregoing Warrant)

     FOR VALUE RECEIVED, the undersigned hereby sells, and assigns and transfers unto ___________________________________________________________________________
the foregoing Warrant and the rights represented thereto to purchase shares of Common Stock of CUMETRIX DATA SYSTEMS CORP. in accordance with terms and conditions thereof, and does hereby irrevocably constitute and appoint ________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.

     Holder:

     _________________________

     _________________________


     Address

     Dated: ____________, 19__

     In the presence of:

     _________________________

                         EXERCISE OR CONVERSION NOTICE

     [To be signed only upon exercise of Warrant]

To:  CUMETRIX DATA SYSTEMS CORP.

     The undersigned Holder of the attached Warrant hereby irrevocably elects to exercise the Warrant for, and to purchase thereunder, _____ shares of Common Stock of CUMETRIX DATA SYSTEMS CORP., issuable upon exercise of said Warrant and hereby surrenders said Warrant.

                                  Choose One:

          The Holder herewith delivers to CUMETRIX DATA SYSTEMS CORP., a check in the amount of $______ representing the Exercise Price for such shares.
                                      or
          The Holder elects a cashless exercise pursuant to Section 2(b) of the Warrant. The Average Market Price as of _______ was $_____.

     The undersigned herewith requests that the certificates for such shares be issued in the name of, and delivered to the undersigned, whose address is
________________________________.


If electronic book entry transfer, complete the following:

     Account Number: _______________________

     Transaction Code Number:_______________

Dated: ___________________

                                             Holder:

                                             ________________________________

                                             ________________________________

                                             By: ____________________________
                                                 Name:
                                                 Title:

                                    NOTICE

     The signature above must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                            COMPANY ACKNOWLEDGEMENT
                                      TO
                         CONVERSION OR EXERCISE NOTICE


ACKNOWLEDGED AND AGREED:

CUMETRIX DATA SYSTEMS CORP.


By: /s/ Max Toghraie
    ___________________________
    Name: Max Toghraie
    Title: CEO

Date:

NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND NEITHER MAY BE SOLD OR OTHERWISE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) THE COMPANY SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER.

                          CUMETRIX DATA SYSTEMS CORP.

                         COMMON STOCK PURCHASE WARRANT

Warrant No. S-1                                                    75,000 shares

                      Original Issue Date: August 9, 2000

     THIS CERTIFIES THAT, FOR VALUE RECEIVED, Sovereign Capital Advisors, LLC or its registered assigns ("Holder") is entitled to purchase, on the terms and conditions hereinafter set forth, at any time or from time to time from the date hereof until 5:00 p.m., Eastern Time, on fourth (4th) anniversary of the Original Issue Date set forth above, or if such date is not a day on which the Company (as hereinafter defined) is open for business, then the next succeeding day on which the Company is open for business (such date is the "Expiration Date"), but not thereafter, to purchase up to SEVEN FIVE THOUSAND (75,000) shares of the Common Stock,without par value (the "Common Stock"), of CUMETRIX DATA SYSTEMS CORP., a California corporation (the "Company"), at $____ per share (the "Exercise Price"), such number of shares and Exercise Price being subject to adjustment upon the occurrence of the contingencies set forth in this Warrant. Each share of Common Stock as to which this Warrant is exercisable is a "Warrant Share" and all such shares are collectively referred to as the "Warrant Shares." Capitalized terms used in this Warrant but not otherwise defined herein shall have the meanings assigned to such terms in the Securities Purchase Agreement.

     Section 1.     Exercise of Warrant; Conversion of Warrant.

               (a) This Warrant may, at the option of Holder, be exercised in whole or in part from time to time by delivery to the Company at its office at 957 Lawson Street, Industry, California 91748 Attention: President, on or before 5:00 p.m., Eastern Time, on the Expiration Date, (i) a written notice of such Holder's election to exercise this Warrant (the "Exercise Notice"), which notice may be in the form of the Notice of Exercise attached hereto, properly executed and completed by Holder or an authorized officer thereof, (ii) a check payable to the order of the Company, in an amount equal to the product of the Exercise Price multiplied by the number of Warrant Shares specified in the Exercise Notice, and (iii) this Warrant (the items specified in (i), (ii), and (iii) are collectively the "Exercise Materials").

               (b) This Warrant may, at the option of Holder, be converted into Common Stock in whole but not in part, if and only if the Average Market Price of one share of Common Stock on the Effective Date (as defined in Section 1(c) hereof) is greater than the Exercise Price, by delivery to the Company at the address designated in Section 1(a) above or to any transfer agent for the Common Stock, on or before 5:00 p.m. Eastern Time on the Expiration Date, (i) a written notice of Holder's election to convert this Warrant (the "Conversion Notice"), properly executed and completed by Holder or an authorized officer thereof, and
(ii) this Warrant (the items specified in (i) and (ii) are collectively the "Conversion Materials"). The number of shares of Common Stock issuable upon conversion of this Warrant is equal to the quotient of (x) the product of the number of Warrant Shares then issuable upon exercise of this Warrant (assuming an exercise for cash) multiplied by the difference between (A) the Average Market Price on the Effective Date minus (B) the then effective Exercise Price divided by (y) the Average Market Price on the Effective Date. As used herein, "Average Market Price" on any particular date means the arithmetic mean of the Closing Bid Prices (as defined below) for the Common Stock for each trading day in the five (5) trading day period ending on the trading day immediately preceding the date on which the calculation is to be made. As used herein, "Closing Bid Price" means, the last closing bid price of the Common Stock during regular trading hours on the OTC Bulletin Board (the "OTCBB") as reported by Bloomberg Financial Markets ("Bloomberg"), or, if the OTCBB is not the principal trading market for the Common Stock, the last closing bid price during regular trading hours of the Common Stock on the principal securities exchange or trading market where the Common Stock is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of the Common Stock in the over-the-counter market on the pink sheets or bulletin board for the Common Stock as reported by Bloomberg, or, if no closing bid price is reported for the Common Stock by Bloomberg, the last closing trade price of the Common Stock as reported by Bloomberg. If the Closing Bid Price cannot be calculated for the Common Stock on such date on any of the foregoing bases, the Closing Bid Price of the Common Stock on such date shall be the fair market value as reasonably determined in good faith by the Board of Directors of the Company (all as appropriately adjusted for any stock dividend, stock split, or other similar transaction during such period).

               (c) As promptly as practicable, and in any event within two (2) business days after its receipt of the Exercise Materials or the Conversion Materials, Company shall execute or cause to be executed and delivered to Holder a certificate or certificates representing the number of Warrant Shares specified in the Exercise Notice or Conversion Notice, together with cash in lieu of any fraction of a share, and if this Warrant is partially exercised, a new warrant on the same terms for the unexercised balance of the Warrant Shares. The stock certificate or certificates shall be registered in the name of Holder or such other name or names as shall be designated in the Exercise Notice. The date on which the Warrant shall be deemed to have been exercised (the "Effective Date"), and the date the person in whose name any certificate evidencing the Common Stock issued upon the exercise hereof is issued shall be deemed to have become the holder of record of such shares, shall be the date the Company receives the Exercise Materials or Conversion Materials, irrespective of the date of delivery of a certificate or certificates evidencing the Common Stock issued upon the exercise or conversion hereof, provided, however, that if the Exercise Materials or Conversion Materials are received by the Company on a date on which the stock transfer books of the Company are closed, the Effective Date shall be the next succeeding date on which the stock transfer books are open. All shares of Common Stock issued upon the exercise or conversion of this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens, and charges with respect thereto.

               (d) If the Company shall fail to issue, or cause the issuance, to Holder within five (5) business days following the date of receipt by the Company of the Exercise Materials or Conversion Materials, a certificate for the number of shares of Common Stock to which Holder is entitled upon exercise of this Warrant, in addition to all other available remedies which such holder may pursue at law or in equity, including without limitation the rights to indemnification pursuant to Section 6.18 of the Series 1 Bridge Note Purchase and Security Agreement between the Company and the initial holder of the Warrant (the "Securities Purchase Agreement"), the Company shall pay additional damages to Holder on each day after the Effective Date until such certificate for the Warrant Shares is received by Holder, an amount equal to 1.0% of the product of
(A) the number of Warrant Shares not issued to Holder and to which Holder is entitled multiplied by (B) the Closing Bid Price of the Common Stock on the Effective Date. Such damages shall be computed and due and payable daily.

     Section 2. Adjustments to Warrant Shares. The number of Warrant Shares issuable upon the exercise hereof shall be subject to adjustment as follows:

               (a) In the event the Company is a party to a consolidation, share exchange, or merger, or the sale of all or substantially all of the assets of the Company to, any person, or in the case of any consolidation or merger of another corporation into the Company in which the Company is the surviving corporation, and in which there is a reclassification or change of the shares of Common Stock of the Company, this Warrant shall after such consolidation, share exchange, merger, or sale be exercisable for the kind and number of securities or amount and kind of property of the Company or the corporation or other entity resulting from such share exchange, merger, or consolidation, or to which such sale shall be made, as the case may be (the "Successor Company"), to which a holder of the number of shares of Common Stock deliverable upon the exercise (immediately prior to the time of such consolidation, share exchange, merger, or sale) of this Warrant would have been entitled upon such consolidation, share exchange, merger, or sale; and in any such case appropriate adjustments shall be made in the application of the provisions set forth herein with respect to the rights and interests of Holder, such that the provisions set forth herein shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to the number and kind of securities or the type and amount of property thereafter deliverable upon the exercise of this Warrant. The above provisions shall similarly apply to successive consolidations, share exchanges, mergers, and sales. Any adjustment required by this Section 2 (a) because of a consolidation, share exchange, merger, or sale shall be set forth in an undertaking delivered to Holder and executed by the Successor Company which provides that Holder shall have the right to exercise this Warrant for the kind and number of securities or amount and kind of property of the Successor Company or to which the holder of a number of shares of Common Stock deliverable upon exercise (immediately prior to the time of such consolidation, share exchange, merger, or sale) of this Warrant would have been entitled upon such consolidation, share exchange, merger, or sale. Such undertaking shall also provide for future adjustments to the number of Warrant Shares and the Exercise Price in accordance with the provisions set forth in Section 2 hereof.

               (b) In the event the Company should at any time, or from time to time after the Original Issue Date, fix a record date for the effectuation of a stock split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock, or securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon exercise or exercise thereof), then, as of such record date (or the date of such dividend, distribution, split, or subdivision if no record date is fixed), the number of Warrant Shares issuable upon the exercise hereof shall be proportionately increased and the Exercise Price shall be appropriately decreased by the same proportion as the increase in the number of outstanding Common Stock Equivalents of the Company resulting from the dividend, distribution, split, or subdivision. Notwithstanding the preceding sentence, no adjustment shall be made to decrease the Exercise Price below $.001 per Share.

               (c) In the event the Company should at any time or from time to time after the Original Issue Date, fix a record date for the effectuation of a reverse stock split, or a transaction having a similar effect on the number of outstanding shares of Common Stock of the Company, then, as of such record date (or the date of such reverse stock split or similar transaction if no record date is fixed), the number of Warrant Shares issuable upon the exercise hereof shall be proportionately decreased and the Exercise Price shall be appropriately increased by the same proportion as the decrease of the number of outstanding Common Stock Equivalents resulting from the reverse stock split or similar transaction.

               (d) In the event the Company should at any time or from time to time after the Original Issue Date, fix a record date for a reclassification of its Common Stock, then, as of such record date (or the date of the reclassification if no record date is set), this Warrant shall thereafter be convertible into such number and kind of securities as would have been issuable as the result of such reclassification to a holder of a number of shares of Common Stock equal to the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such reclassification, and the Exercise Price shall be unchanged.

               (e) The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, issue, or sale of securities, sale of assets or any other voluntary action, void or seek to avoid the observance or performance of any of the terms of the Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of Holder against dilution or other impairment. Without limiting the generality of the foregoing, the Company (x) will not create a par value of any share of stock receivable upon the exercise of the Warrant above the amount payable therefor upon such exercise, and (y) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares upon the exercise of the Warrant.

               (f) When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify Holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of the Warrants and of the Exercise Price, together with the computation resulting in such adjustment.

               (g) The Company covenants and agrees that all Warrant Shares which may be issued will, upon issuance, be validly issued, fully paid, and non-assessable. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the Warrant in full.

     Section 3. No Stockholder Rights. This Warrant shall not entitle Holder hereof to any voting rights or other rights as a stockholder of the Company.

     Section 4.     Transfer of Securities.

               (a) This Warrant and the Warrant Shares and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon, or otherwise, shall not be transferable except upon compliance with the provisions of the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws with respect to the transfer of such securities. The Holder, by acceptance of this Warrant, agrees to be bound by the provisions of Section 4 hereof and to indemnify and hold harmless the Company against any loss or liability arising from the disposition of this Warrant or the Warrant Shares issuable upon exercise hereof or any interest in either thereof in violation of the provisions of this Warrant.

     (b) Each certificate for the Warrant Shares and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, and each certificate for any such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions hereof) be stamped or otherwise imprinted with a legend in substantially the following form:

     "NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND NEITHER MAY BE SOLD OR OTHERWISE TRANSFERRED UNTIL (I) A REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (II) THE COMPANY SHALL HAVE RECEIVED A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER SUCH SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER."

     Section 5.     Registration.

     All Warrant Shares are subject to the rights and privileges granted in and under the Registration Rights Agreement dated August 9, 2000 as Registrable Securities (as such term is defined in such Registration Rights Agreement).

     Section 5.     Miscellaneous.

               (a) The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or permitted assigns of the Company and Holder.

               (b) Except as otherwise provided herein, this Warrant and all rights hereunder are transferable by the registered holder hereof in person or by duly authorized attorney on the books of the Company upon surrender of this Warrant, properly endorsed, to the Company. The Company may deem and treat the registered holder of this Warrant at any time as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

               (c) Notwithstanding any provision herein to the contrary, Holder may not exercise, sell, transfer, or otherwise assign this Warrant unless the Company is provided with an opinion of counsel satisfactory in form and substance to the Company, to the effect that such exercise, sale, transfer, or assignment would not violate the Securities Act or applicable state securities laws.

               (d) This Warrant may be divided into separate warrants covering one share of Common Stock or any whole multiple thereof, for the total number of shares of Common Stock then subject to this Warrant at any time, or from time to time, upon the request of the registered holder of this Warrant and the surrender of the same to the Company for such purpose. Such subdivided Warrants shall be issued promptly by the Company following any such request and shall be of the same form and tenor as this Warrant, except for any requested change in the name of the registered holder stated herein.

               (e) Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered (a) upon receipt, when delivered personally, (b) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested, (c) three (3) days after being sent by U.S. certified mail, return receipt requested, or (d) one
(1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

               If to Company:      Cumetrix Data Systems Corp.
                                   957 Lawson Street
                                   Industry, California 91748
                                   Attention: Chief Executive Officer
                                   Facsimile: (626) 965-8159

               If to Holder, to the registered address of Holder appearing on the books of the Company. Each party shall provide five (5) days prior written notice to the other party of any change in address, which change shall not be effective until actual receipt thereof

               (f) The corporate laws of the State of California shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Warrant shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Warrant in that jurisdiction or the validity or enforceability of any provision of this Warrant in any other jurisdiction.

                      [Signatures on the following page]

                                SIGNATURE PAGE
                                      TO
                                    COMPANY
                         COMMON STOCK PURCHASE WARRANT

     IN WITNESS WHEREOF, the Company, has caused this Warrant to be executed in its name by its duly authorized officers under seal, and to be dated as of the date first above written.

                                        CUMETRIX DATA SYSTEMS CORP.


                                        By: /s/  Max Toghraie
                                            ---------------------
                                            Name:  Max Toghraie
                                            Title: CEO
ATTEST:
/s/ Jeff Toghraie
-------------------------------
Secretary/Assistant Secretary

                                                            [CORPORATE SEAL]

                                  ASSIGNMENT

     (To be Executed by the Registered Holder to effect a Transfer of the foregoing Warrant)

     FOR VALUE RECEIVED, the undersigned hereby sells, and assigns and transfers unto ___________________________________________________________________________
the foregoing Warrant and the rights represented thereto to purchase shares of Common Stock of CUMETRIX DATA SYSTEMS CORP. in accordance with terms and conditions thereof, and does hereby irrevocably constitute and appoint ________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.

     Holder:

     _________________________

     _________________________

     Address

     Dated: ____________, 19__

     In the presence of:

     _________________________

                         EXERCISE OR CONVERSION NOTICE

     [To be signed only upon exercise of Warrant]

To:  CUMETRIX DATA SYSTEMS CORP.

     The undersigned Holder of the attached Warrant hereby irrevocably elects to exercise the Warrant for, and to purchase thereunder, _____ shares of Common Stock of CUMETRIX DATA SYSTEMS CORP., issuable upon exercise of said Warrant and hereby surrenders said Warrant.

                                  Choose One:

          The Holder herewith delivers to CUMETRIX DATA SYSTEMS CORP., a check in the amount of $______ representing the Exercise Price for such shares.
                                      or
          The Holder elects a cashless exercise pursuant to Section 2(b) of the Warrant. The Average Market Price as of _______ was $_____.

     The undersigned herewith requests that the certificates for such shares be issued in the name of, and delivered to the undersigned, whose address is
________________________________.


If electronic book entry transfer, complete the following:

     Account Number: ________________________

     Transaction Code Number: _______________

Dated: ___________________

                                                  Holder:

                                                  _____________________________

                                                  _____________________________

                                                  By: _________________________
                                                      Name:
                                                      Title:

                                    NOTICE

     The signature above must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                            COMPANY ACKNOWLEDGEMENT
                                      TO
                         CONVERSION OR EXERCISE NOTICE


ACKNOWLEDGED AND AGREED:

CUMETRIX DATA SYSTEMS CORP.


By: _______________________
    Name:
    Title:

Date: